[MFS 75 YEARS LOGO]

                                    MFS(R) Municipal
                                    Series Trust

                                    Annual Report  o  March 31, 1999

                                    For the States of: Mississippi,
                                    New York, North Carolina,
                                    Pennsylvania, South Carolina,
                                    Tennessee, Virginia, and West Virginia

Table of Contents

Letter from the Chairman ....................     1
Management Review and Outlook ...............     2
Performance Summary .........................     4
Portfolio of Investments ....................    14
Financial Statements ........................    30
Notes to Financial Statements ...............    56
Independent Auditors' Report ................    62
MFS' Year 2000 Readiness Disclosure .........    64
Trustees and Officers .......................    65


MFS Celebrates its Diamond Anniversary!

March 21, 1999, marked the 75th anniversary of MFS' invention of the mutual fund. The mutual fund industry has brought the power of investing to every American, offering them the opportunity for college degrees, home ownership, and comfortable retirement. Imagine today's world without mutual funds. We couldn't. And while the years ahead will bring a number of challenges, our 75 years of experience will help guide a new generation of investors into the future.

[MFS 75 years EXPERIENCE THE FUTURE (SM) LOGO]


           NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

Letter from the Chairman

                                Dear Shareholders,
[photograph of                  Since we launched Massachusetts Investors Trust,
 Jeffrey L. Shames]             the nation's first mutual fund, 75 years ago,
                                MFS has weathered numerous market and economic cycles, from the occasional recession to long periods of growth and prosperity. Throughout that time, we have tried to give investors a realistic assessment of the investment markets and, when necessary, to sound a note of caution
                                -- even when market conditions appear quite favorable.
Although the equity markets have overcome last year's volatility, we still think stocks are overdue for a correction that will rid them of the excesses that have developed. Perhaps the most glaring measure of those excesses is the high level of valuations, that is, the amount equity investors are paying for each dollar of earnings. By mid-March, the price-to-earnings (P/E) ratio of the average stock in the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock total return performance, was almost 28% higher than it was a year ago. While P/E ratios keep going up, earnings have essentially been flat, and we believe they are likely to stay that way, for a few months at least. This leaves stock prices vulnerable to negative events such as a domestic or international crisis, a sudden increase in interest rates, or a slowing economy, any of which could lead to lower corporate earnings.

While risks in the overall market have increased, one industry calls for particular attention. For several months, Internet-related stocks have exhibited extreme price volatility. The Internet's potential impact on the way individuals and companies communicate and conduct business is certainly great, but we feel that most of the recent run-up in the share prices of these companies is unjustified. Many of them have not yet reported any profits, and there is no way of knowing which of today's "hot" Internet stocks will be successful -- or even in existence -- a few years from now. Therefore, we think the frenzy surrounding even the best-known Internet stocks is purely speculative.

However, there are some established companies offering Internet-related products and services that may generate revenue. These include companies that provide networking equipment, that make servers to store information, and that help customers make better use of Internet services. Because they already have profitable businesses as well as the potential to use the Internet to increase their opportunities to generate revenue, these companies have been the focus of our research efforts.

Although we think valuations for the overall equity market, and especially for Internet stocks, are excessive, we see this situation as an opportunity for our portfolio managers to capitalize on MFS(R) Original Research(SM). This is a fundamental, company-by-company process that helps us find investments that we believe are most likely to achieve long-term earnings growth, through both negative and positive market cycles.

We also rely heavily on our research process when investing in the fixed-income markets. Last year, turmoil in emerging markets and volatility in the U.S. stock market helped create a "flight to quality," meaning that investors moved toward U.S. Treasury securities, which are seen as carrying less risk, and away from almost everything else. As a result, yields on non-Treasury securities increased, while yields on Treasuries fell. Some of these yield spreads, or differentials, have narrowed, but they have not returned to the levels seen before last year's market turmoil. We think this has created opportunities for our portfolio managers to find attractive yields in these markets.

Individual investors, meanwhile, should realize that the tremendous increases in the broad stock market averages of the past several years are a historical aberration and should rein in their expectations for future market performance. If they are not already diversified across a range of investments, including growth stock funds, value-oriented funds, and fixed-income funds, investors may want to talk to their financial advisers about developing well-diversified portfolios with greater potential to weather unexpected changes in the markets. Doing so may help investors more effectively meet their long-term financial goals. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

April 16, 1999

Management Review and Outlook

Dear Shareholders,
The past 12 months have been generally positive for investors in domestic fixed-income securities. Bond prices, including prices of municipal bonds, increased as interest rates, which move in the opposite direction, declined. The yield on the 30-year U.S. Treasury bond benchmark fell 0.26% -- beginning the period at 5.94% and ending at 5.68%. However, this modest decline belies the level of volatility in the fixed-income markets during the period. Treasury rates rose in April 1998, peaking at 6.08%, due to investor concerns that strong growth in the domestic economy, combined with low unemployment, would lead to higher inflation. In the following months, the crisis in the emerging markets of Southeast Asia and Russia, along with signals of a moderation in the domestic economy, spurred demand for Treasuries, which are viewed as safer than other taxable securities. By October, these factors, as well as three interest-rate reductions by the Federal Reserve Board and a correction in the equity markets, pushed interest rates on 30-year Treasuries to 4.71%, their lowest level in 31 years. However, due to the aforementioned inflation fears, by March 31, 1999, the Treasury yield had climbed to 5.68%. In addition, worldwide economic fundamentals appeared to have strengthened.

In the municipal market, yields on long-term, high-grade "AAA"-rated municipal bonds also fell during the period, but by a smaller amount, from 5.05% to 4.97%. Although yields on municipal bonds generally followed the same path as Treasury securities, municipal bonds underperformed Treasuries, mainly because of a large increase in new, tax-exempt securities. Some $285 billion in new municipal bonds was issued in 1998, the second-highest year on record. The supply of new issues, however, exceeded the demand for them. By the fall, the ratio of municipal bond and Treasury yields was close to 100%, the highest since 1986, making income from municipal investments attractive to people in almost all tax brackets. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.)

Given the backdrop of strong economic growth and conservative financial management at state and local levels, the credit quality of most issuers remained healthy. As a result, there was a narrow yield differential -- only about 0.30% -- between high- and low-rated bonds. With such a narrow range in yield between high- and low-rated bonds, we feel there are very few opportunities where we're being compensated for purchasing lower-quality credits.

Our plan for the coming year, therefore, is twofold. In addition to focusing on higher-rated bonds, we will purchase bonds maturing in 15 to 20 years to avoid the extra risk of bonds maturing in more than 20 years. Although yields on these longer-maturity bonds may appear attractive, their prices will fall more if interest rates rise. We carefully are maintaining our exposure to cyclical industries, such as manufacturing, because companies with low credit ratings could have problems if the economy were unable to sustain last year's high-growth rate. In particular, we are taking a cautious approach to the health care sector, which is experiencing problems associated with the tightening of rules regarding Medicare reimbursement, and the electric utility sector, in which impending deregulation has created uncertainty for many issuers. At the same time, we have increased our positions in high-quality general-obligation and revenue bonds being issued to pay for such essential services as water and sewer systems.

Using our research-driven, bottom-up approach to fundamental credit analysis to try to identify opportunities in the marketplace, we will continue our systematic approach to municipal investing.

Respectfully,

/s/ Michael L. Dawson           /s/ John P. Kihn

Michael L. Dawson               John P. Kihn
Portfolio Manager               Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

Note to Shareholders: Effective May 1, 1999, Christopher J. Mier joins Michael
L. Dawson as portfolio manager of the following MFS(R) Municipal Series
Trust state funds: Mississippi, New York, Pennsylvania, and Tennessee. Also effective May 1, 1999, Geoffrey L. Schechter joins Mr. Dawson as portfolio manager of the Trust's North Carolina, South Carolina, Virginia, and West Virginia funds.

  PORTFOLIO MANAGERS' PROFILES

  Michael L. Dawson is Assistant Vice President and a portfolio manager of all state municipal bond funds at MFS Investment Management(R). He joined MFS in 1998 and became portfolio manager in 1999. Prior to joining MFS, Mr. Dawson worked in institutional sales -- fixed income for Fidelity Capital Markets and Goldman Sachs. Prior to that, he was a research analyst in the municipal bond group at Franklin Templeton. He is a graduate of Santa Clara University and is a candidate for an M.B.A. degree from Babson College in May 1999.

  John P. Kihn is Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Municipal Income Fund and MFS(R) Municipal Limited Maturity Fund. He is also a portfolio manager of all state municipal bond funds. Mr. Kihn joined MFS as a quantitative analyst in 1997 and was named portfolio manager later that year. He previously had worked as a senior quantitative analyst with a major investment management firm. Mr. Kihn earned a bachelor's degree in economics from the University of California, Berkeley, a master's degree in business economics from the University of California, Santa Barbara, and a doctorate degree in accounting and finance from the London School of Economics.

  All portfolio managers at MFS Investment Management are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(SM), a company-oriented, bottom-up process of selecting securities.





This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

Performance Summary

 The performances of the individual state Funds listed below include the reinvestment of dividends and capital gains but exclude the effects of any sales charges. Each Fund's results have been compared to the relevant state municipal debt fund as tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. For those states where Lipper does not track state specific fund performance, we have provided the average "other state" municipal debt fund returns. Each Fund's results have also been compared to the Lehman Brothers Municipal Bond Index (the Lehman Index), an unmanaged index of municipal bond investments rated "Baa" or higher. However, while this index is considered the benchmark for performance of municipal bonds, it is comprised of municipal bonds issued nationwide, while each of the Funds in the Trust is limited to investing in the bonds of a particular state. It is not possible to invest directly in an index.

The portfolio of each Fund will tend to be structured with respect to maturity, coupon, and sector selection based on our views on interest rates, credit quality, and financing trends. However, each Fund's performance will differ because of supply/demand and credit quality conditions, which vary from state to state.

Mississippi

The Fund's total returns for the fiscal year ended March 31, 1999, were 5.62% for Class A shares and 4.80% for Class B shares. These returns compare to a 4.86% return for the average "other state" municipal debt fund as tracked by Lipper and to a 6.27% return for the Lehman Index over the same period.

New York

The Fund's total returns for the fiscal year ended March 31, 1999, were 5.14% for Class A shares and 4.46% for Class B shares. These returns compare to a 5.17% return for the average New York municipal debt fund as tracked by Lipper and to a 6.27% return for the Lehman Index over the same period.

North Carolina

The Fund's total returns for the fiscal year ended March 31, 1999, were 4.76% for Class A shares and 4.00% for Class B and Class C shares. These returns compare to a 5.00% return for the average North Carolina municipal debt fund as tracked by Lipper and to a 6.27% return for the Lehman Index over the same period.

Pennsylvania

The Fund's total returns for the fiscal year ended March 31, 1999, were 5.85% for Class A shares and 5.02% for Class B shares. These returns compare to a 4.66% return for the average Pennsylvania municipal debt fund as tracked by Lipper and to a 6.27% return for the Lehman Index over the same period.

South Carolina

The Fund's total returns for the fiscal year ended March 31, 1999, were 4.33% for Class A shares and 3.57% for Class B shares. These returns compare to a 4.71% return for the average South Carolina municipal debt fund as tracked by Lipper and to a 6.27% return for the Lehman Index over the same period.

Tennessee

The Fund's total returns for the fiscal year ended March 31, 1999, were 4.80% for Class A shares and 4.04% for Class B shares. These returns compare to a 5.07% return for the average Tennessee municipal debt fund as tracked by Lipper and to a 6.27% return for the Lehman Index over the same period.

Virginia

The Fund's total returns for the fiscal year ended March 31, 1999, were 4.71% for Class A shares and 4.04% for Class B and Class C shares. These returns compare to a 4.95% return for the average Virginia municipal debt fund as tracked by Lipper and to a 6.27% return for the Lehman Index over the same period.

West Virginia

The Fund's total returns for the fiscal year ended March 31, 1999, were 4.73% for Class A shares and 3.97% for Class B shares. These returns compare to a 4.86% return for the average "other state" municipal debt fund as tracked by Lipper and to a 6.27% return for the Lehman Index over the same period.

    FUND FACTS

    Objective: Each Fund seeks current income exempt from federal income taxes and from the personal income taxes, if any, of the state to which its name refers.

    Commencement of investment operations:
    Mississippi                August 6, 1992
    New York                   June 6, 1988
    North Carolina             October 31, 1984
    Pennsylvania               February 1, 1993
    South Carolina             October 31, 1984
    Tennessee                  August 12, 1988
    Virginia                   October 31, 1984
    West Virginia              October 31, 1984

    Net assets as of March 31, 1999:

    Mississippi                $ 78.3 million
    New York                   $147.2 million
    North Carolina             $430.7 million
    Pennsylvania               $ 45.7 million
    South Carolina             $182.0 million
    Tennessee                  $140.1 million
    Virginia                   $408.0 million
    West Virginia              $150.6 million

    Class inception:
    Mississippi      Class A   August 6, 1992
                     Class B   September 7, 1993
    New York         Class A   June 6, 1988
                     Class B   September 7, 1993
    North Carolina   Class A   October 31, 1984
                     Class B   September 7, 1993
                     Class C   January 3, 1994
    Pennsylvania     Class A   February 1, 1993
                     Class B   September 7, 1993
    South Carolina   Class A   October 31, 1984
                     Class B   September 7, 1993
    Tennessee        Class A   August 12, 1988
                     Class B   September 7, 1993
    Virginia         Class A   October 31, 1984
                     Class B   September 7, 1993
                     Class C   January 3, 1994
    West Virginia    Class A   October 31, 1984
                     Class B   September 7, 1993

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary for more information.)
It is not possible to invest directly in an index.

MFS(R) MISSISSIPPI MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the period from August 31, 1992, through March 31, 1999)

[Begin Plot Points]

     MFS
     Mississippi         Lehman
     Municipal           Brothers
     Bond Fund --        Municipal
     Class A             Bond Index

8/92  9529               10000
3/93 10073               10629
     10312               10876
3/95 10939               11684
     11813               12663
3/97 12430               13354
     13799               14784
3/99 14574               15710

[End Plot Points]

Average Annual Total Returns as of March 31, 1999

                                                                     Class A Investment Results
                                        -------------------------------------------------------
                                           1 Year     3 Years     5 Years        10 Years/Life*
                                        -------------------------------------------------------
Average Annual Total Return                +5.62%      +7.25%      +7.16%                +6.25%
-----------------------------------------------------------------------------------------------
SEC Results                                +0.60%      +5.53%      +6.13%                +5.47%
-----------------------------------------------------------------------------------------------
                                                                            Comparative Indices
                                        -------------------------------------------------------
                                           1 Year     3 Years     5 Years        10 Years/Life*
                                        -------------------------------------------------------
Average other state municipal debt fund+   +4.86%      +6.50%      +6.45%                +6.30%
-----------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++     +6.27%      +7.45%      +7.63%                +7.10%
-----------------------------------------------------------------------------------------------

                                                                     Class B Investment Results
                                        -------------------------------------------------------
                                           1 Year     3 Years     5 Years        10 Years/Life*
                                        -------------------------------------------------------
Average Annual Total Return                +4.80%      +6.40%      +6.28%                +5.50%
-----------------------------------------------------------------------------------------------
SEC Results                                +0.80%      +5.50%      +5.97%                +5.50%
-----------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations, August 6, 1992, through March 31, 1999. Index information is from August 31, 1992.
 +Source: Lipper Analytical Services, Inc.
++Source: Wiesenberger(R).

Notes to Performance Summary:

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax. See the prospectus for details.

MFS(R) NEW YORK MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 5-year period ended March 31, 1999)

[Begin Plot Points]

     MFS
     New York            Lehman
     Municipal           Brothers
     Bond Fund --        Municipal
     Class A             Bond Index

3/94  9528               10000
3/95 10102               10743
3/96 10807               11644
3/97 11313               12279
3/98 12624               13593
3/99 13273               14445

[End Plot Points]

Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 1999)

[Begin Plot Points]

     MFS
     New York            Lehman
     Municipal           Brothers
     Bond Fund --        Municipal
     Class A             Bond Index

3/89  9522               10000
3/91 11384               12076
3/93 14489               14946
3/95 15702               16428
3/97 17582               18777
3/99 20629               22089

[End Plot Points]

Average Annual Total Returns as of March 31, 1999

                                                                  Class A Investment Results
                                         ---------------------------------------------------
                                              1 Year     3 Years     5 Years   10 Years/Life
                                         ---------------------------------------------------
Average Annual Total Return                   +5.14%      +7.09%      +6.86%          +8.04%
--------------------------------------------------------------------------------------------
SEC Results                                   +0.15%      +5.37%      +5.82%          +7.51%
--------------------------------------------------------------------------------------------
                                                                         Comparative Indices
                                         ---------------------------------------------------
                                              1 Year     3 Years     5 Years   10 Years/Life
                                         ---------------------------------------------------
Average New York municipal debt fund+         +5.17%      +6.80%      +6.56%          +7.58%
--------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++        +6.27%      +7.45%      +7.63%          +8.25%
--------------------------------------------------------------------------------------------


                                                                  Class B Investment Results
                                         ---------------------------------------------------
                                              1 Year     3 Years     5 Years  10 Years/Life
                                         ---------------------------------------------------
Average Annual Total Return                   +4.46%      +6.29%      +6.02%          +7.57%
--------------------------------------------------------------------------------------------
SEC Results                                   +0.46%      +5.39%      +5.71%          +7.57%
--------------------------------------------------------------------------------------------

 +Source: Lipper Analytical Services, Inc.
++Source: Wiesenberger(R).

Notes to Performance Summary:

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax. See the prospectus for details.

MFS(R) NORTH CAROLINA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 5-year period ended March 31, 1999)

[Begin Plot Points]

     MFS
     North Carolina      Lehman
     Municipal           Brothers
     Bond Fund --        Municipal
     Class A             Bond Index

3/94  9527               10000
3/95 10086               10743
3/96 10747               11644
3/97 11294               12279
3/98 12464               13593
3/99 13057               14445

[End Plot Points]

Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 1999)

[Begin Plot Points]

     MFS
     North Carolina      Lehman
     Municipal           Brothers
     Bond Fund --        Municipal
     Class A             Bond Index

3/89  9523               10000
3/91 11179               12076
3/93 13469               14946
3/95 14445               16428
3/97 16176               18777
3/99 18701               22089

[End Plot Points]

Average Annual Total Returns as of March 31, 1999

                                                                       Class A Investment Results
                                              ---------------------------------------------------
                                                   1 Year     3 Years     5 Years   10 Years/Life
                                              ---------------------------------------------------
Average Annual Total Return                        +4.76%      +6.71%      +6.51%          +6.98%
-------------------------------------------------------------------------------------------------
SEC Results                                        -0.22%      +4.99%      +5.48%          +6.46%
-------------------------------------------------------------------------------------------------
                                                                       Class C Investment Results
                                              ---------------------------------------------------
                                                   1 Year     3 Years     5 Years   10 Years/Life
                                              ---------------------------------------------------
Average Annual Total Return                        +4.00%      +6.02%      +5.82%          +6.60%
-------------------------------------------------------------------------------------------------
SEC Results                                        +3.00%      +6.02%      +5.82%          +6.60%
-------------------------------------------------------------------------------------------------
                                                                              Comparative Indices
                                              ---------------------------------------------------
                                                   1 Year     3 Years     5 Years   10 Years/Life
                                              ---------------------------------------------------
Average North Carolina municipal debt fund+        +5.00%      +6.72%      +6.65%          +7.12%
-------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++             +6.27%      +7.45%      +7.63%          +8.25%
-------------------------------------------------------------------------------------------------

                                                                       Class B Investment Results
                                              ---------------------------------------------------
                                                   1 Year     3 Years     5 Years   10 Years/Life
                                              ---------------------------------------------------
Average Annual Total Return                        +4.00%      +6.00%      +5.78%          +6.56%
-------------------------------------------------------------------------------------------------
SEC Results                                        +0.01%      +5.11%      +5.46%          +6.56%
-------------------------------------------------------------------------------------------------

 +Source: Lipper Analytical Services, Inc.
++Source: Wiesenberger(R).

Notes to Performance Summary:

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax. See the prospectus for details.

MFS(R) PENNSYLVANIA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the period from February 28, 1993, through March 31, 1999)

[Begin Plot Points]

     MFS
     Pennsylvania        Lehman
     Municipal           Brothers
     Bond Fund --        Municipal
     Class A             Bond Index

2/93  9529               10000
3/95 10301               10876
3/97 11520               12431
3/99 13614               14624

[End Plot Points]

Average Annual Total Returns as of March 31, 1999


                                                                      Class A Investment Results
                                            ----------------------------------------------------
                                                 1 Year     3 Years     5 Years   10 Years/Life*
                                            ----------------------------------------------------
Average Annual Total Return                      +5.85%      +7.35%      +7.41%           +6.32%
------------------------------------------------------------------------------------------------
SEC Results                                      +0.82%      +5.62%      +6.37%           +5.49%
------------------------------------------------------------------------------------------------
                                                                             Comparative Indices
                                            ----------------------------------------------------
                                                 1 Year     3 Years     5 Years   10 Years/Life*
                                            ----------------------------------------------------
Average Pennsylvania municipal debt fund+        +4.66%      +6.59%      +6.70%           +6.54%
------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++           +6.27%      +7.45%      +7.63%           +6.44%
------------------------------------------------------------------------------------------------


                                                                      Class B Investment Results
                                            ----------------------------------------------------
                                                 1 Year     3 Years     5 Years   10 Years/Life*
                                            ----------------------------------------------------
Average Annual Total Return                      +5.02%      +6.49%      +6.55%           +5.54%
------------------------------------------------------------------------------------------------
SEC Results                                      +1.02%      +5.60%      +6.24%           +5.54%
------------------------------------------------------------------------------------------------

 *For the period from the commencement of the Fund's investment operations, February 1, 1993, through March 31, 1999. Index information is from February 28, 1993.
 +Source: Lipper Analytical Services, Inc.
++Source: Wiesenberger(R).

Notes to Performance Summary:

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax. See the prospectus for details.

MFS(R) SOUTH CAROLINA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 5-year period ended March 31, 1999)

[Begin Plot Points]

     MFS
     South Carolina      Lehman
     Municipal           Brothers
     Bond Fund --        Municipal
     Class A             Bond Index

3/94  9523               10000
3/95 10184               10743
3/96 10815               11644
3/97 11296               12279
3/98 12496               13593
3/99 13036               14445

[End Plot Points]

Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 1999)

[Begin Plot Points]

     MFS
     South Carolina      Lehman
     Municipal           Brothers
     Bond Fund --        Municipal
     Class A             Bond Index

3/89  9526               10000
3/91 11217               12076
3/93 13677               14946
3/95 14854               16428
3/97 16478               18777
3/99 19016               22089

[End Plot Points]

Average Annual Total Returns as of March 31, 1999


                                                                       Class A Investment Results
                                              ---------------------------------------------------
                                                   1 Year     3 Years     5 Years   10 Years/Life
                                              ---------------------------------------------------
Average Annual Total Return                        +4.33%      +6.43%      +6.48%          +7.16%
-------------------------------------------------------------------------------------------------
SEC Results                                        -0.63%      +4.71%      +5.45%          +6.64%
-------------------------------------------------------------------------------------------------
                                                                              Comparative Indices
                                              ---------------------------------------------------
                                                   1 Year     3 Years     5 Years   10 Years/Life
                                              ---------------------------------------------------
Average South Carolina municipal debt fund+        +4.71%      +6.55%      +6.79%          +7.35%
-------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++             +6.27%      +7.45%      +7.63%          +8.25%
-------------------------------------------------------------------------------------------------


                                                                       Class B Investment Results
                                              ---------------------------------------------------
                                                   1 Year     3 Years     5 Years  10 Years/Life
                                              ---------------------------------------------------
Average Annual Total Return                        +3.57%      +5.69%      +5.75%          +6.74%
-------------------------------------------------------------------------------------------------
SEC Results                                        -0.41%      +4.79%      +5.43%          +6.74%
-------------------------------------------------------------------------------------------------

 +Source: Lipper Analytical Services, Inc.
++Source: Wiesenberger(R).

Notes to Performance Summary:

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax. See the prospectus for details.

MFS(R) TENNESSEE MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 5-year period ended March 31, 1999)

[Begin Plot Points]

     MFS
     Tennessee           Lehman
     Municipal           Brothers
     Bond Fund --        Municipal
     Class A             Bond Index

3/94  9526               10000
3/95 10084               10743
3/96 10755               11644
3/97 11238               12279
3/98 12486               13593
3/99 13086               14445

[End Plot Points]

Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 1999)

[Begin Plot Points]

     MFS
     Tennessee           Lehman
     Municipal           Brothers
     Bond Fund --        Municipal
     Class A             Bond Index

3/89  9529               10000
3/91 11313               12076
3/93 13766               14946
3/95 14935               16428
3/97 16643               18777
3/99 19380               22089

[End Plot Points]

Average Annual Total Returns as of March 31, 1999

                                                                  Class A Investment Results
                                         ---------------------------------------------------
                                              1 Year     3 Years     5 Years   10 Years/Life
                                         ---------------------------------------------------
Average Annual Total Return                   +4.80%      +6.76%      +6.55%          +7.37%
--------------------------------------------------------------------------------------------
SEC Results                                   -0.18%      +5.04%      +5.52%          +6.85%
--------------------------------------------------------------------------------------------
                                                                         Comparative Indices
                                         ---------------------------------------------------
                                              1 Year     3 Years     5 Years   10 Years/Life
                                         --------------------------------------------------
Average Tennessee municipal debt fund+        +5.07%      +6.73%      +6.75%          +7.39%
--------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++        +6.27%      +7.45%      +7.63%          +8.25%
--------------------------------------------------------------------------------------------


                                                                  Class B Investment Results
                                         ---------------------------------------------------
                                              1 Year     3 Years     5 Years   10 Years/Life
                                         ---------------------------------------------------
Average Annual Total Return                   +4.04%      +6.05%      +5.81%          +6.95%
--------------------------------------------------------------------------------------------
SEC Results                                   +0.05%      +5.16%      +5.49%          +6.95%
--------------------------------------------------------------------------------------------

 +Source: Lipper Analytical Services, Inc.
++Source: Wiesenberger(R).

Notes to Performance Summary:

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax. See the prospectus for details.

MFS(R) VIRGINIA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 5-year period ended March 31, 1999)

[Begin Plot Points]

     MFS
     Virginia            Lehman
     Municipal           Brothers
     Bond Fund --        Municipal
     Class A             Bond Index

3/94  9522               10000
3/95 10061               10743
3/96 10717               11644
3/97 11143               12279
3/98 12292               13593
3/99 12872               14445

[End Plot Points]

Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 1999)

[Begin Plot Points]

     MFS
     Virginia            Lehman
     Municipal           Brothers
     Bond Fund --        Municipal
     Class A             Bond Index

3/89  9521               10000
3/91 11259               12076
3/93 13647               14946
3/95 14563               16428
3/97 16128               18777
3/99 18631               22089

[End Plot Points]

Average Annual Total Returns as of March 31, 1999


                                                                  Class A Investment Results
                                         ---------------------------------------------------
                                              1 Year     3 Years     5 Years   10 Years/Life
                                         ---------------------------------------------------
Average Annual Total Return                   +4.71%      +6.30%      +6.21%          +6.94%
--------------------------------------------------------------------------------------------
SEC Results                                   -0.26%      +4.59%      +5.19%          +6.42%
--------------------------------------------------------------------------------------------
                                                                  Class C Investment Results
                                         ---------------------------------------------------
                                              1 Year     3 Years     5 Years   10 Years/Life
                                         ---------------------------------------------------
Average Annual Total Return                   +4.04%      +5.61%      +5.54%          +6.56%
--------------------------------------------------------------------------------------------
SEC Results                                   +3.04%      +5.61%      +5.54%          +6.56%
--------------------------------------------------------------------------------------------
                                                                         Comparative Indices
                                         ---------------------------------------------------
                                              1 Year     3 Years     5 Years   10 Years/Life
                                         ---------------------------------------------------
Average Virginia municipal debt fund+         +4.95%      +6.80%      +6.71%          +7.18%
--------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++        +6.27%      +7.45%      +7.63%          +8.25%
--------------------------------------------------------------------------------------------

                                                                  Class B Investment Results
                                         ---------------------------------------------------
                                              1 Year     3 Years     5 Years   10 Years/Life
                                         ---------------------------------------------------
Average Annual Total Return                   +4.04%      +5.60%      +5.51%          +6.53%
--------------------------------------------------------------------------------------------
SEC Results                                   +0.05%      +4.69%      +5.18%          +6.53%
--------------------------------------------------------------------------------------------

 +Source: Lipper Analytical Services, Inc.
++Source: Wiesenberger(R).

Notes to Performance Summary:

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months.

B and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B and C. Because operating expenses of B and C are higher than those of A, B and C performance generally would have been lower than A performance. The A performance included in the B and C SEC performance has been adjusted to reflect the CDSC generally applicable to B and C rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax. See the prospectus for details.

MFS(R) WEST VIRGINIA MUNICIPAL BOND FUND

Growth of a Hypothetical $10,000 Investment
(For the 5-year period ended March 31, 1999)

[Begin Plot Points]

     MFS
     West Virginia       Lehman
     Municipal           Brothers
     Bond Fund --        Municipal
     Class A             Bond Index

3/94  9523               10000
3/95 10101               10743
3/96 10766               11644
3/97 11326               12279
3/98 12393               13593
3/99 12979               14445

[End Plot Points]

Growth of a Hypothetical $10,000 Investment
(For the 10-year period ended March 31, 1999)

[Begin Plot Points]

     MFS
     West Virginia       Lehman
     Municipal           Brothers
     Bond Fund --        Municipal
     Class A             Bond Index

3/89  9529               10000
3/91 11233               12076
3/93 13717               14946
3/95 14870               16428
3/97 16673               18777
3/99 19106               22089

[End Plot Points]
Average Annual Total Returns as of March 31, 1999


                                                                      Class A Investment Results
                                             ---------------------------------------------------
                                                  1 Year     3 Years     5 Years   10 Years/Life
                                             ---------------------------------------------------
Average Annual Total Return                       +4.73%      +6.43%      +6.39%          +7.20%
------------------------------------------------------------------------------------------------
SEC Results                                       -0.25%      +4.72%      +5.36%          +6.68%
------------------------------------------------------------------------------------------------
                                                                             Comparative Indices
                                             ---------------------------------------------------
                                                  1 Year     3 Years     5 Years   10 Years/Life
                                             ---------------------------------------------------
Average "other state" municipal debt fund+        +4.86%      +6.50%      +6.45%          +6.96%
------------------------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index++            +6.27%      +7.45%      +7.63%          +8.25%
------------------------------------------------------------------------------------------------


                                                                      Class B Investment Results
                                             ---------------------------------------------------
                                                  1 Year     3 Years     5 Years  10 Years/Life
                                             ---------------------------------------------------
Average Annual Total Return                       +3.97%      +5.70%      +5.64%          +6.78%
------------------------------------------------------------------------------------------------
SEC Results                                       -0.02%      +4.80%      +5.32%          +6.78%
------------------------------------------------------------------------------------------------

 +Source: Lipper Analytical Services, Inc.
++Source: Wiesenberger(R).

Notes to Performance Summary:

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax. See the prospectus for details.

 Portfolio of Investments - March 31, 1999

MFS MISSISSIPPI MUNICIPAL BOND FUND
Municipal Bonds - 97.7%



-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
General Obligation - 8.9%
 Commonwealth of Puerto Rico, MBIA, 8.194s,
  2008++                                              $2,000              $ 2,274,080
 Gulfport, MS, School District, AMBAC, 5s, 2016        1,330                1,331,436
 Hinds County, MS, MBIA, 6.25s, 2010                   1,660                1,905,995
 Hinds County, MS, MBIA, 6.25s, 2011                   1,285                1,478,547
                                                                          -----------
                                                                          $ 6,990,058
-------------------------------------------------------------------------------------
State and Local Appropriation - 7.3%
 Hinds Community College, MS, Conference and
  Training Center, 6.5s, 2014+                        $1,320              $ 1,395,016
 Medical Center Educational Building Corp., MS
  (University of Mississippi Medical Center),
  MBIA, 5.65s, 2009+                                   2,000                2,197,440
 State of Mississippi, Certificates of Participation
  (Rehabilitation Services), 6.1s, 2014+               2,000                2,084,200
                                                                          -----------
                                                                          $ 5,676,656
-------------------------------------------------------------------------------------
Refunded and Special Obligations - 17.9%
 Columbus, MS, Water & Sewer Rev., MBIA,
  6.5s, 2004                                          $1,000              $ 1,133,470
 Harrison County, MS, Wastewater Management
  District, Wastewater Treatment, FGIC, 5.875s,
  2005                                                 1,000                1,113,410
 Medical Center Educational Building Corp., MS
  (University of Mississippi Medical Center),
  MBIA, 5.9s, 2004+                                    2,250                2,514,803
 Mississippi Home Corp., 0s, 2013                      6,920                3,436,195
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Magnolia Regional Health
  Center), 7.375s, 2001                                1,500                1,660,950
 Puerto Rico Highway & Transportation Authority
  Rev., 6.625s, 2002                                   1,900                2,096,270
 State of Mississippi, 6.75s, 2004                     1,800                2,050,056
                                                                          -----------
                                                                          $14,005,154
-------------------------------------------------------------------------------------
Airport and Port Revenue - 2.7%
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                         $2,000              $ 2,145,720
-------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 5.9% Claiborne County, MS, Pollution Control
 Rev.
  (System Energy Resources, Inc.), 7.3s, 2025         $1,000              $ 1,045,470
 Puerto Rico Electric Power Authority, FSA,
  8.328s, 2023++                                       1,000                1,162,150
 Warren County, MS, Pollution Control Rev.
  (Mississippi Power & Light), 7s, 2022                1,000                1,098,420
 Washington County, MS, Pollution Control Rev.
  (Mississippi Power & Light), 7s, 2022                1,230                1,351,057
                                                                          -----------
                                                                          $ 4,657,097
-------------------------------------------------------------------------------------
Health Care Revenue - 3.4%
 Corinth Alcorn County, MS, Hospital Rev.
  (Magnolia Regional Health Center), MBIA-IBC,
  5.5s, 2021                                          $  670              $   658,965
 Jones County, MS, Hospital Rev. (South Central
  Regional Medical Center), 5.5s, 2017                 1,000                1,000,720
 Mississippi Hospital Equipment & Facilities
  Authority Rev., 6s, 2016                             1,000                1,035,190
                                                                          -----------
                                                                          $ 2,694,875
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 9.1%
 Jones County, MS, Solid Waste Disposal Rev.
  (International Paper Co.), 5.8s, 2021               $1,000              $ 1,028,830
 Lowndes County, MS, Solid Waste Disposal &
  Pollution Control Rev. (Weyerhauser), 6.8s, 2022     3,250                3,904,030
 Mississippi Business Finance Corp. (Jackson
  Municipal Airport/Airborne Freight), 7.15s, 2007       985                1,122,683
 Warren County, MS, Pollution Control Rev.
  (International Paper), 6.6s, 2019                    1,000                1,092,390
                                                                          -----------
                                                                          $ 7,147,933
-------------------------------------------------------------------------------------
Insured Health Care Revenue - 18.4% Alcorn County,
  MS, Corinth Hospital Rev.
  (Magnolia Regional Health Center), AMBAC,
  5.75s, 2013                                         $2,000              $ 2,175,020
 Gulfport, MS, Hospital Facilities (Memorial
  Hospital), MBIA, 6.125s, 2015                        2,250                2,459,273
 Gulfport, MS, Hospital Facilities (Memorial
  Hospital), MBIA, 6.2s, 2018                          1,000                1,094,010
 Hinds County, MS, Rev. (Methodist Hospital &
  Rehabilitation Center), AMBAC, 5.6s, 2012            3,055                3,317,302
 Mississippi Development Bank, Special Obligation
  (Adams County Hospital), FSA, 5.75s, 2016            1,000                1,072,780
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Baptist), MBIA, 6.5s, 2010           1,190                1,327,100
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Baptist), MBIA, 6s, 2013               750                  821,760
 Mississippi Hospital Equipment & Facilities
  Authority Rev. (Rush Medical Foundation),
  Connie Lee, 6.7s, 2018                               2,000                2,162,420
                                                                          -----------
                                                                          $14,429,665
-------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.4%
 Gulfport, MS, Community Development (Oakview
  Apartments), FNMA, 7.4s, 2025                       $1,755              $ 1,885,748
 Jackson, MS, Elderly Housing Corp., Mortgage
  Rev. (Delhaven Manor), "C", FHA, 7.375s, 2024        1,945                2,049,913
 Ridgeland, MS, Urban Renewal Housing Rev.
  (Northbrook I & III Apartments), 6.15s, 2019           300                  297,555
                                                                          -----------
                                                                          $ 4,233,216
-------------------------------------------------------------------------------------
Single Family Housing Revenue - 7.8%
 Mississippi Home Corp., GNMA, 6.5s, 2024             $2,650              $ 2,784,593
 Mississippi Home Corp., GNMA, 6.625s, 2027            1,350                1,431,162
 Mississippi Home Corp., GNMA, 7.55s, 2027             1,215                1,364,688
 Mississippi Home Corp., GNMA, 5.25s, 2031               500                  543,350
                                                                          -----------
                                                                          $ 6,123,793
-------------------------------------------------------------------------------------
Universities - 1.4%
 University of Mississippi, Educational Building
  Corp. (Athletic Facilities), 6.2s, 2016             $1,000              $ 1,063,270
-------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 6.9%
 Columbus, MS, Water & Sewer Rev., MBIA,
  5s, 2013                                            $1,165              $ 1,183,803
 Gautier, MS, Utility District, Utility Systems
  Rev., FGIC, 6.375s, 2019                             1,300                1,402,466
 Meridian, MS, Water & Sewer Rev., AMBAC,
  6s, 2010                                             1,500                1,624,230
 Meridian, MS, Water & Sewer Rev., AMBAC,
  6.2s, 2012                                             650                  714,961
 Meridian, MS, Water & Sewer Rev., AMBAC,
  6.2s, 2013                                             400                  442,560
                                                                          -----------
                                                                          $ 5,368,020
-------------------------------------------------------------------------------------

14 - MMS

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Other - 2.6%
 Mississippi Development Bank (Diamond Lakes
  Utilities), 6.25s, 2017                             $1,250              $ 1,268,138
 Mississippi Development Bank (Tupelo
  Fairgrounds), AMBAC, 5s, 2017                          785                  778,393
                                                                          -----------
                                                                          $ 2,046,531
-------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $70,451,605)                      $76,581,988
-------------------------------------------------------------------------------------
Floating Rate Demand Notes - 0.8%
-------------------------------------------------------------------------------------
 Jackson County, MS, Pollution Control
  Rev. (Chevron USA, Inc.), due 12/01/16              $  100              $   100,000
 Jackson County, MS, Pollution Control
  Rev. (Chevron USA, Inc.), due 06/01/23                 100                  100,000
 Perry County, MS, Pollution Control Rev.,
  due 03/01/02                                           400                  400,000
-------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                      $   600,000
-------------------------------------------------------------------------------------
Total Investments (Identified Cost, $71,051,605)                          $77,181,988
Other Assets, Less Liabilities - 1.5%                                       1,152,284
-------------------------------------------------------------------------------------
Net assets - 100.0%                                                       $78,334,272
-------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


MFS NEW YORK MUNICIPAL BOND FUND
Municipal Bonds - 96.8%
-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
General Obligation - 5.6%
 Buffalo, NY, FSA, 5.125s, 2014                       $1,580              $ 1,625,267
 Buffalo, NY, General Improvement, AMBAC,
  5.125s, 2014                                         1,505                1,548,118
 Oswego County, NY, 6.7s, 2009                         1,000                1,185,030
 Port Byron, NY, Central School District, AMBAC,
  7.4s, 2012                                             500                  638,935
 Port Byron, NY, Central School District, AMBAC,
  7.4s, 2013                                             500                  641,625
 Port Byron, NY, Central School District, AMBAC,
  7.4s, 2014                                             500                  646,655
 Port Byron, NY, Central School District, AMBAC,
  7.4s, 2015                                             500                  648,500
 Washingtonville, NY, Central School District, FGIC,
  7.35s, 2008                                            550                  675,054
 Washingtonville, NY, Central School District, FGIC,
  7.35s, 2009                                            550                  680,856
                                                                          -----------
                                                                          $ 8,290,040
-------------------------------------------------------------------------------------
State and Local Appropriation - 26.2%
 Metropolitan Transportation Authority, NY, Service
  Contract, 7.375s, 2008                              $2,000              $ 2,306,760
 Metropolitan Transportation Authority, NY, Service
  Contract, AMBAC, 5.75s, 2013                         1,825                2,042,065
 Metropolitan Transportation Authority, NY, Service
  Contract, 0s, 2014                                   3,520                1,637,117
 Metropolitan Transportation Authority, NY, Service
  Contract, 0s, 2014                                   3,500                1,627,815
 Metropolitan Transportation Authority, NY, Service
  Contract, 5.5s, 2017                                   750                  780,938
 New York Dormitory Authority Rev. (City
  University), FSA, 5.75s, 2013                        4,250                4,755,495
 New York Dormitory Authority Rev. (City
  University), 5.625s, 2016                            1,450                1,551,935
 New York Dormitory Authority Rev. (City
  University), AMBAC, 5.75s, 2018                      1,000                1,105,100
 New York Dormitory Authority Rev. (City
  University), AMBAC, 5.75s, 2018                        800                  884,080
 New York Dormitory Authority Rev. (Mental Health
  Services Facilities), MBIA, 5.125s, 2014             1,500                1,545,840
 New York Dormitory Authority Rev. (Special
  Action School Districts), FSA, 5.25s, 2012           2,680                2,832,921
 New York Dormitory Authority Rev. (State
  University), 5.875s, 2017                            1,130                1,249,701
 New York Dormitory Authority Rev. (State
  University), FSA, 5.875s, 2017                       1,435                1,610,902
 New York Medical Care Facilities Financing
  Agency Rev., 6.375s, 2014                               15                   16,340
 New York Medical Care Facilities Financing
  Agency Rev., MBIA, 6s, 2025                             20                   21,500
 New York Urban Development Corp. Rev., FSA,
  5.5s, 2008                                           4,000                4,341,240
 New 1York Urban Development Corp. Rev.,
  AMBAC, 5.125s, 2014                                  1,000                1,027,180
 New York Urban Development Corp. Rev.
  (Correctional Facilities), AMBAC, 0s, 2009+          5,000                3,235,700
 New York Urban Development Corp. Rev.
  (Correctional Facilities), AMBAC, 5.25s, 2015        2,880                2,986,185
 New York Urban Development Corp. Rev. (State
  Facilities), AMBAC, 5.6s, 2015+                      2,750                3,016,035
                                                                          -----------
                                                                          $38,574,849
-------------------------------------------------------------------------------------


                                                                        15-MNY

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Refunded and Special Obligations - 13.8%
 New York City, NY, 8s, 2001                          $  490              $   544,875
 New York City, NY, 8.25s, 2001                        2,000                2,259,460
 New York City, NY, 7.2s, 2004                         1,000                1,162,040
 New York City, NY, 7.3s, 2004                           880                1,029,125
 New York City, NY, 7.3s, 2004                         5,000                5,834,100
 New York City, NY, 7.375s, 2004                       1,600                1,876,880
 New York Medical Care Facilities Financing
  Agency Rev. (Mental Health Services),
  7.875s, 2000                                           340                  366,741
 New York Medical Care Facilities Financing
  Agency Rev. (Mental Health Services),
  6.375s, 2004                                           985                1,116,281
 New York Medical Care Facilities Financing
  Agency Rev. (Montefiore Medical), AMBAC,
  6.5s, 2005                                           2,550                2,915,976
 New York Power Authority, FGIC, 6.5s, 2008            2,500                2,859,225
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  FSA, 9s, 2005                                          250                  307,487
                                                                          -----------
                                                                          $20,272,190
-------------------------------------------------------------------------------------
Airport and Port Revenue - 1.5%
 New York City, NY, Industrial Development
  Agency, Special Facilities Rev. (American
  Airlines), 6.9s, 2024                               $1,000              $ 1,106,780
 Port Authority NY & NJ, Special Obligation
  (JFK International), MBIA, 6.25s, 2015               1,000                1,161,130
                                                                          -----------
                                                                          $ 2,267,910
-------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 6.9%
 Long Island, NY, Power Authority Rev., FSA,
  5.125s, 2016                                        $1,000              $ 1,014,400
 Long Island, NY, Power Authority Rev., FSA,
  5s, 2018                                             1,500                1,490,595
 New York City, NY, Industrial Development Agency
  Rev. (Brooklyn Navy Yard Cogeneration
  Partners), 5.65s, 2028                               1,000                1,022,510
 New York Research and Development Authority,
  Electrical Facilities Rev. (Long Island Lighting),
  7.15s, 2022                                          2,700                2,975,859
 Port Authority NY & NJ, Special Obligation,
  6.75s, 2019                                          1,750                1,934,608
 Puerto Rico Electric Power Authority, FSA,
  8.328s, 2023++                                       1,500                1,743,225
                                                                          -----------
                                                                          $10,181,197
-------------------------------------------------------------------------------------
Health Care Revenue - 3.3%
 Albany, NY, Industrial Development Agency, Civic
  Facilities Rev., 8.25s, 2004                        $1,590              $ 1,692,921
 Chautauqua County, NY, Industrial Development
  Agency, Civic Facilities Rev. (Womans Christian
  Assn.), 6.35s, 2017                                    200                  199,654
 Chautauqua County, NY, Industrial Development
  Agency, Civic Facilities Rev. (Womans Christian
  Assn.), 6.4s, 2029                                     500                  499,135
 Dutchess, NY, Industrial Development Agency,
  Civic Facilities Rev., 8.625s, 2016                  1,060                1,148,012
 New York Medical Care Facilities Finance
  Agency, Mental Health Services (Huntington
  Mortgage), 6.5s, 2014                                1,250                1,355,000
                                                                          -----------
                                                                          $ 4,894,722
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 4.1%
 Allegany County, NY, Industrial Development
  Agency, Solid Waste Rev. (Atlantic Richfield),
  6.625s, 2016                                        $1,000              $ 1,080,520
 Essex County, NY, Industrial Development Agency
  (International Paper), 5.55s, 2014                     750                  781,290
 Essex County, NY, Industrial Development Agency
  (International Paper), 6.15s, 2021                   1,000                1,066,390
 Fulton County, NY, Industrial Development Agency
  (Crossroads Incubator), 8.75s, 2009                    975                1,016,584
 Monroe County, NY, Industrial Development
  Agency (Weyerhauser), 9s, 2006                       1,000                1,003,670
 Onondaga County, NY, Industrial Development
  Agency (Bristol-Meyers Squibb), 5.75s, 2024          1,000                1,092,770
                                                                          -----------
                                                                          $ 6,041,224
-------------------------------------------------------------------------------------
Insured Health Care Revenue - 5.8%
 New York City, NY, Health & Hospital Corp.,
  AMBAC, 7.71s, 2023++                                $3,200              $ 3,376,192
 New York Dormitory Authority Rev. (Champlain
  Valley), Connie Lee, 6s, 2010                          250                  281,985
 New York Dormitory Authority Rev. (Municipal
  Health Facilities), FSA, 5s, 2018                    2,180                2,153,557
 New York Dormitory Authority Rev. (St. Vincent's
  Hospital), FHA, 7.375s, 2011                         2,445                2,656,223
                                                                          -----------
                                                                          $ 8,467,957
-------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.4%
 New York City, NY, Housing Development Corp.
  (South Bronx Cooperatives), 8.1s, 2023              $  565              $   587,052
-------------------------------------------------------------------------------------
Single Family Housing Revenue - 3.3%
 New York Mortgage Agency Rev., 7.375s, 2011          $1,295              $ 1,382,995
 New York Mortgage Agency Rev., 8.05s, 2011               20                   20,754
 New York Mortgage Agency Rev., 6.45s, 2017            2,355                2,509,111
 New York Mortgage Agency Rev., 7.75s, 2023              870                  926,237
                                                                          -----------
                                                                          $ 4,839,097
-------------------------------------------------------------------------------------
Turnpike Revenue - 7.5%
 New York Thruway Authority Rev., Highway &
  Bridges, FGIC, 5.125s, 2015                         $2,400              $ 2,447,688
 Triborough Bridge & Tunnel Authority, NY,
  5.5s, 2017                                           8,000                8,563,520
                                                                          -----------
                                                                          $11,011,208
-------------------------------------------------------------------------------------
Universities - 5.7%
 Hempstead Town, NY, Civic Facilities Rev.
  (Hofstra University), MBIA, 5.8s, 2015              $1,500              $ 1,639,050
 Islip, NY, Community Development Agency Rev.
  (New York Institute of Technology), 7.5s, 2026       2,000                2,184,200
 New York Dormitory Authority Rev. (Colgate
  University), MBIA, 6s, 2016                          1,000                1,142,100
 New York Dormitory Authority Rev. (State
  University), MBIA, 5s, 2018                          3,000                2,981,490
 Utica, NY, Industrial Development Agency (Utica
  College), 5.3s, 2008                                   500                  501,890
                                                                          -----------
                                                                          $ 8,448,730
-------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 12.7%
 New York City, NY, Municipal Water & Sewer
  Finance Authority Rev., 6s, 2010                    $  620              $   699,081
 New York City, NY, Municipal Water & Sewer
  Finance Authority Rev., 7.1s, 2012                   2,000                2,139,620
 New York City, NY, Municipal Water & Sewer
  Finance Authority Rev., 7s, 2015                       745                  794,982

16 - MNY

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - continued
 New York Environmental Facilities Corp., Clean
  Water & Drinking, 5s, 2016                          $2,000             $  2,002,460
 New York Environmental Facilities Corp., Pollution
  Control Rev., 5.75s, 2010                            3,235                3,613,431
 New York Environmental Facilities Corp., Pollution
  Control Rev., 6.875s, 2010                             220                  237,404
 New York Environmental Facilities Corp., Pollution
  Control Rev., 5.75s, 2012                            1,100                1,222,606
 New York Environmental Facilities Corp., Water
  Facilities Rev., 8.85s, 2015                         2,500                2,777,475
 Suffolk County, NY, Water Authority, MBIA,
  5.1s, 2012                                           1,895                2,000,608
 Suffolk County, NY, Water Authority, MBIA,
  5.1s, 2013                                           2,000                2,094,180
 Triborough Bridge & Tunnel Authority, NY,
  5.25s, 2017                                          1,000                1,022,590
                                                                         ------------
                                                                         $ 18,604,437
-------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $130,075,394)                    $142,480,613
-------------------------------------------------------------------------------------
Floating Rate Demand Notes - 1.7%
-------------------------------------------------------------------------------------
 Long Island, NY, Power Authority Rev., due 05/01/33  $  600             $    600,000
 New York City, NY, Municipal Water Finance
  Authority Rev., due 06/15/22                           100                  100,000
 New York City, NY, Municipal Water Finance
  Authority Rev., due 06/15/23                           100                  100,000
 New York City, NY, Municipal Water Finance
  Authority Rev., due 06/15/24                         1,700                1,700,000
-------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                     $  2,500,000
-------------------------------------------------------------------------------------
Total Investments (Identified Cost, $132,575,394)                        $144,980,613
Other Assets, Less Liabilities - 1.5%                                       2,193,823
-------------------------------------------------------------------------------------
Net assets - 100.0%                                                      $147,174,436
-------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements



MFS NORTH CAROLINA MUNICIPAL BOND FUND
Municipal Bonds - 98.1%

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
General Obligation - 4.2%
 Durham, NC, 5.9s, 2013                               $2,400              $ 2,615,856
 Durham, NC, 5.9s, 2014                                2,400                2,617,152
 Durham, NC, 5s, 2018                                  2,800                2,834,300
 Hertford County, NC, 9.5s, 2000                         100                  101,110
 Hertford County, NC, 9.5s, 2001                         100                  101,510
 Hertford County, NC, 9.5s, 2002                         100                  102,010
 State of North Carolina, 5.679s, 2015++               5,000                4,945,400
 State of North Carolina, 5.679s, 2017++               5,000                4,656,850
                                                                          -----------
                                                                          $17,974,188
-------------------------------------------------------------------------------------
State and Local Appropriation - 8.3%
 Charlotte, NC, Certificates of Participation
  (Convention Facilities Project), AMBAC, 0s, 2004+  $ 3,435              $ 2,728,008
 Charlotte, NC, Certificates of Participation
  (Convention Facilities Project), AMBAC, 0s, 2005+    4,810                3,634,869
 Charlotte, NC, Certificates of Participation
  (Convention Facilities Project), AMBAC, 0s, 2006+    1,075                  773,183
 Charlotte, NC, Certificates of Participation
  (Convention Facilities Project), AMBAC, 0s, 2008+    3,000                1,961,580
 Cumberland County, NC, Certificates of
  Participation (Civic Center), AMBAC, 0s, 2011+         425                  234,995
 Cumberland County, NC, Certificates of
  Participation (Civic Center), AMBAC, 0s, 2013+       1,000                  492,130
 Dare County, NC, MBIA, 6.6s, 2006+                    2,100                2,265,690
 Durham, NC, Certificates of Participation
  (New Durham Corp.), 6.875s, 2009+                    1,750                1,874,005
 Franklin County, NC, Certificates of Paticipation
  (Jail and School), FGIC, 6.625s, 2014+               2,000                2,266,240
 Greensboro, NC, Certificates of Participation
  (Coliseum Arena), 6.25s, 2011+                       2,180                2,311,847
 Harnett County, NC, Certificates of Participation,
  AMBAC, 6.2s, 2006+                                   1,000                1,107,260
 Harnett County, NC, Certificates of Participation,
  AMBAC, 6.2s, 2009+                                   1,500                1,646,580
 Puerto Rico Housing, Bank and Finance Agency,
  7.5s, 2006                                           7,000                8,170,680
 Puerto Rico Public Finance Corp., AMBAC,
  5.375s, 2016                                         3,000                3,232,710
 Sampson Area Development Corp., NC,
  Installment Payment Rev., MBIA, 4.75s, 2019          1,000                  958,580
 Scotland County, NC, Certificates of Participation
  (Jail and Courthouse), FSA, 6.75s, 2011+             1,000                1,065,160
 Union County, NC, Certificates of Participation,
  AMBAC, 6.375s, 2012+                                 1,000                1,096,010
                                                                          -----------
                                                                          $35,819,527
-------------------------------------------------------------------------------------
Refunded and Special Obligations - 18.2%
 Chapel Hill, NC, Parking Facilities Rev. (Rosemary
  Street), 8.125s, 2000                               $1,535              $ 1,679,535
 Chapel Hill, NC, Parking Facilities Rev. (Rosemary
  Street), 8.25s, 2000                                 3,305                3,622,776
 Durham County, NC, Certificates of Participation
  (Hospital and Office Facilities), 5.875s, 2006+      1,460                1,614,775
 Haywood County, NC, Industrial Facilities &
  Pollution Control Finance Authority (Champion
  International), 8.1s, 1999                              90                   94,286
 North Carolina Eastern Municipal Power Agency,
  7.5s, 2009                                           2,595                3,277,225
 North Carolina Eastern Municipal Power Agency,
  5s, 2017                                            11,870               12,078,675
 North Carolina Medical Care Commission,
  Hospital Rev. (Carolina Medicorp), 6s, 2001         16,000               16,775,040

                                                                       17-MNC

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 North Carolina Medical Care Commission,
  Hospital Rev. (Halifax Memorial Hospital),
  6.75s, 2002                                         $5,855              $ 6,497,586
 North Carolina Medical Care Commission,
  Hospital Rev. (Rex Hospital), 6.25s, 2003            2,500                2,775,875
 North Carolina Medical Care Commission,
  Hospital Rev. (Valdese General Hospital),
  8.75s, 2001                                          5,245                5,977,831
 Pender County, NC, Certificates of Participation
  (Pender County Prison), 7.6s, 2001+                  1,685                1,854,511
 Pender County, NC, Certificates of Participation
  (Pender County Prison), 7.7s, 2001+                  1,000                1,102,650
 Pitt County, NC, Hospital Rev. (Memorial Hospital),
  5.25s, 2021                                         10,135               10,355,031
 University of North Carolina (Chapel Hill),
  0s, 2002                                             9,105                4,260,685
 University of North Carolina (Chapel Hill), 0s,
  2002                                                 4,285                1,869,117
 Winston-Salem, NC, Water and Sewer Systems
  Rev., 6.25s, 2002                                    4,000                4,371,960
                                                                          -----------
                                                                          $78,207,558
-------------------------------------------------------------------------------------
Airport and Port Revenue - 1.3%
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                         $5,075              $ 5,444,764
-------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 17.0%
 Dare City, NC, Utility System Rev., MBIA,
  5.25s, 2014                                         $1,020              $ 1,059,729
 New Hanover County, NC, Industrial Facilities
  Rev. (Carolina Power and Light Co.), 6.9s, 2009      1,000                1,045,900
 North Carolina Eastern Municipal Power Agency,
  MBIA-IBC, 7s, 2007                                   5,000                5,845,050
 North Carolina Eastern Municipal Power Agency,
  MBIA, 7.25s, 2007                                    5,000                5,926,300
 North Carolina Eastern Municipal Power Agency,
  MBIA, 7.5s, 2010                                     3,005                3,756,040
 North Carolina Eastern Municipal Power Agency,
  AMBAC, 6s, 2018                                     14,245               16,113,801
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., MBIA, 0s, 2008               10,150                6,909,207
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., MBIA, 6s, 2011                8,000                9,058,560
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., MBIA, 7.22s, 2012++           9,000                9,764,190
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., MBIA, 5.5s, 2014              3,500                3,790,640
 North Carolina Municipal Power Agency, No. 1,
  Catawba Electric Rev., FSA, 6.2s, 2018               4,300                4,664,683
 Puerto Rico Electric Power Authority, FSA,
  6s, 2016                                             5,000                5,473,100
                                                                          -----------
                                                                          $73,407,200
-------------------------------------------------------------------------------------
Health Care Revenue - 11.1%
 Charlotte-Mecklenberg Hospital Authority, "A",
  5.75s, 2021                                         $1,500              $ 1,568,445
 North Carolina Medical Care Commission,
  Hospital Rev. (Duke University), 5.25s, 2021         5,975                5,970,638
 North Carolina Medical Care Commission,
  Hospital Rev. (Firsthealth of the Carolinas),
  5s, 2018                                             2,890                2,829,946
 North Carolina Medical Care Commission,
  Hospital Rev. (Gaston Health Care), 5.5s, 2015       8,040                8,256,357
 North Carolina Medical Care Commission,
  Hospital Rev. (Gaston Health Care), 5.5s, 2019       7,500                7,616,250


-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Health Care Revenue - continued
 North Carolina Medical Care Commission,
  Hospital Rev. (Moore Memorial Hospital),
  9.1s, 1999                                          $  800              $   807,080
 North Carolina Medical Care Commission,
  Hospital Rev. (Pitt County Memorial Hospital),
  5.25s, 2012                                          1,445                1,490,185
 North Carolina Medical Care Commission,
  Hospital Rev. (Pitt County Memorial Hospital),
  5s, 2018                                             5,000                4,895,350
 North Carolina Medical Care Commission,
  Hospital Rev. (Well Spring Retirement),
  6.25s, 2017                                          2,500                2,564,450
 North Carolina Medical Care Commission,
  Hospital Rev. (Well Spring Retirement),
  6.25s, 2021                                          2,000                2,047,380
 Northern Hospital District, Surry County, NC,
  Heath Care Facilities Rev., 7.875s, 2021             4,530                4,880,078
 University of North Carolina, Chapel Hill,
  University Hospital Rev., 5.25s, 2019                4,800                4,827,456
                                                                          -----------
                                                                          $47,753,615
-------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 10.4%
 Chatham County, NC, Industrial Facilities &
  Pollution Control (Weyerhaeuser), 9s, 2006          $1,260              $ 1,264,914
 Columbus County, NC, Industrial Facilities &
  Pollution Control (International Paper), 5.8s, 2016  4,000                4,149,280
 Columbus County, NC, Industrial Facilities &
  Pollution Control (International Paper),
  6.15s, 2021                                          5,000                5,276,300
 Halifax County, NC, Industrial Facilities &
  Pollution Control Finance Authority (Champion
  International Corp.), 8.15s, 2019                    1,500                1,561,440
 Haywood County, NC, Industrial Facilities &
  Pollution Control Finance Authority (Champion
  International), 8.1s, 2009                           2,410                2,509,292
 Haywood County, NC, Industrial Facilities &
  Pollution Control Finance Authority (Champion
  International Corp.), 5.75s, 2025                    8,900                8,960,520
 Martin County, NC, Industrial Facilities & Pollution
  Control Finance Authority (Weyerhaeuser Co.),
  7.25s, 2014                                          7,000                7,623,770
 Martin County, NC, Industrial Facilities & Pollution
  Control Finance Authority (Weyerhaeuser Co.),
  6.8s, 2024                                           7,500                8,294,025
 Mecklenburg County, NC, Industrial Facilities and
  Pollution Control Finance Authority (Precision
  Steel), 7.75s, 2014                                  2,600                2,720,484
 Surry County, NC, Industrial Facilities & Pollution
  Control Finance Authority (Weyerhaeuser Co.),
  9.25s, 2002                                          1,200                1,324,872
 Wake County, NC, Industrial Facilities & Pollution
  Control Finance Authority (Mallinkcodt),
  6.75s, 2012                                          1,100                1,148,664
                                                                          -----------
                                                                          $44,833,561
-------------------------------------------------------------------------------------
Insured Health Care Revenue - 8.3%
 Catawba County, NC, Hospital Rev. (Catawba
  Memorial Hospital), AMBAC, 5s, 2017                 $1,200              $ 1,189,909
 Cumberland County, NC, Hospital Facilities Rev.
  (Cumberland County Hospital), MBIA, 0s, 2009         1,800                1,113,876
 Cumberland County, NC, Hospital Facilities Rev.
  (Cumberland County Hospital), MBIA, 6s, 2021         4,000                4,184,600

18 - MNC

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Insured Health Care Revenue - continued
 New Hanover County, NC, Hospital Rev. (New
  Hanover Regional Medical Center), MBIA,
  5s, 2019                                            $6,225              $ 6,123,035
 New Hanover County, NC, Hospital Rev. (New
  Hanover Regional Medical Center), AMBAC,
  5.75s, 2026                                          3,625                3,860,480
 North Carolina Medical Care Commission, Health
  Care Facility Rev. (Novant Health), MBIA, 5s,
  2018                                                 1,975                1,945,908
 North Carolina Medical Care Commission,
  Hospital Rev. (Alamance Regional Medical
  Center, Inc.), FSA, 5s, 2016                         3,180                3,172,177
 North Carolina Medical Care Commission,
  Hospital Rev. (Mission-St. Joseph Health
  System), MBIA, 5.1s, 2018                            3,000                2,992,560
 North Carolina Medical Care Commission,
  Hospital Rev. (Northeast Medical Center),
  AMBAC, 4.75s, 2013                                   1,330                1,317,259
 North Carolina Medical Care Commission,
  Hospital Rev. (Rex Healthcare), AMBAC, 5s, 2017      5,000                4,958,050
 North Carolina Medical Care Commission,
  Hospital Rev. (Wake County Hospital), AMBAC,
  5.375s, 2026                                         1,610                1,647,529
 North Carolina Medical Care Commission,
  Hospital Rev. (Wilson Memorial Hospital),
  AMBAC, 0s, 2013                                      1,000                  490,610
 North Carolina Medical Care Commission,
  Hospital Rev. (Wilson Memorial Hospital),
  AMBAC, 0s, 2015                                      1,140                  496,675
 North Carolina Medical Care Commission
  (Catholic Health East), AMBAC, 5s, 2018              2,000                1,970,340
                                                                         ------------
                                                                         $ 35,463,008
-------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 4.2%
 Asheville, NC, Housing Authority (Asheville
  Terrace Apartments), FGIC, 7.1s, 2011               $5,000             $  5,336,000
 North Carolina Housing Finance Agency, FHA,
  6.9s, 2024                                           4,880                5,273,133
 North Carolina Housing Finance Agency, FHA,
  6.05s, 2028                                          5,000                5,307,650
 Salisbury, NC, Housing Corp. (Yadkin Senior
  Citizens), FNMA, 6.75s, 2022                         2,010                2,074,661
                                                                          -----------
                                                                          $17,991,444
-------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.6%
 Virgin Islands Public Finance Authority, 5.5s, 2018  $1,000              $ 1,007,220
 Virgin Islands Public Finance Authority, 5.5s, 2022   1,600                1,602,032
                                                                          -----------
                                                                          $ 2,609,252
-------------------------------------------------------------------------------------
Single Family Housing Revenue - 2.6%
 North Carolina Housing Finance Agency,
  5.125s, 2013                                       $ 1,100             $  1,109,834
 North Carolina Housing Finance Agency,
  6.15s, 2017                                          2,000                2,118,220
 North Carolina Housing Finance Agency,
  6.7s, 2018                                           1,785                1,887,637
 North Carolina Housing Finance Agency,
  7.85s, 2028                                          4,075                4,208,456
 North Carolina Housing Finance Agency,
  7.6s, 2032                                           2,025                2,091,643
                                                                          -----------
                                                                         $ 11,415,790
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                      Principal Amount
Issuer                                   (000 Omitted)                          Value
-------------------------------------------------------------------------------------
Solid Waste Revenue - 0.3%
 Iredell, NC, Solid Waste Systems Rev., 6.25s, 2012   $1,250             $  1,323,500
-------------------------------------------------------------------------------------
Turnpike Revenue - 2.3%
 Puerto Rico Highway & Transportation Authority
  Rev., 6.9s, 2007++                                  $2,750             $  3,076,645
 Puerto Rico Highway & Transportation Authority
  Rev., FSA, 8.49s, 2018++                             5,425                7,000,366
                                                                         ------------
                                                                         $ 10,077,011
-------------------------------------------------------------------------------------
Universities - 5.4%
 North Carolina Education Facilities Finance
  Agency (Duke University), 6.75s, 2021              $11,500             $ 12,398,495
 University of North Carolina, University Rev.,
  0s, 2012                                             4,265                2,256,228
 University of North Carolina, University Rev.,
  0s, 2013                                             6,415                3,208,334
 University of North Carolina, University Rev.,
  0s, 2015                                             4,415                1,966,529
 University of North Carolina, University Rev.,
  0s, 2016                                             3,500                1,471,120
 University of North Carolina-Greensboro Rev.,
  Student Facilities Systems, AMBAC, 5.125s, 2018      2,000                2,007,580
                                                                         ------------
                                                                         $ 23,308,286
-------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 3.9%
 Asheville, NC, Water System Rev., FGIC, 5.7s, 2025   $2,000             $  2,135,980
 Charlotte, NC, Water & Sewer, 5s, 2020                3,350                3,354,188
 Charlotte, NC, Water & Sewer, 5s, 2022                1,900                1,900,057
 Charlotte, NC, Water & Sewer Systems Rev.,
  5.25s, 2021                                          4,000                4,024,840
 Raleigh, NC, Combined Enterprise Systems Rev.,
  4.75s, 2016                                          3,520                3,419,750
 Raleigh, NC, Combined Enterprise Systems Rev.,
  5.125s, 2022                                         2,000                2,007,420
                                                                         ------------
Total Municipal Bonds (Identified Cost, $391,373,037)                    $ 16,842,235
-------------------------------------------------------------------------------------
                                                                         $422,470,939
-------------------------------------------------------------------------------------

Floating Rate Demand Note - 0.4%
-------------------------------------------------------------------------------------
 District of Columbia, due 08/15/38, at Identified
  Cost                                                $1,700             $  1,700,000
-------------------------------------------------------------------------------------
Total Investments (Identified Cost, $393,073,037)                        $424,170,939

Other Assets, Less Liabilities - 1.5%                                       6,522,481
-------------------------------------------------------------------------------------
Net assets - 100.0%                                                      $430,693,420
-------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements


                                                                        19 - MNC

 Portfolio of Investments - March 31, 1999

MFS PENNSYLVANIA MUNICIPAL BOND FUND
Municipal Bonds - 96.2%

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
General Obligation - 7.7%
 Butler, PA, School District, FGIC, 5.375s, 2018      $  500               $  513,780
 Chester County, PA, 5.65s, 2011                         500                  528,615
 Dauphin County, PA, General Authority Rev.,
  MBIA, 0s, 2020                                         240                   80,021
 Greene County, PA, 6s, 2010                             100                  104,836
 Northeastern York County, PA, School District,
  FGIC, 0s, 2012                                         415                  223,104
 Oley Valley, PA, School District, AMBAC, 0s, 2011       810                  457,787
 Philadelphia, PA, FGIC, 5.125s, 2014                    500                  511,830
 Philadelphia, PA, Authority for Industrial
  Development, Airport Rev. (Philadelphia Airport
  System), FGIC, 5s, 2015                                500                  500,615
 Southeastern Area, PA, Special Schools Authority
  Rev., 0s, 2007                                         360                  247,349
 State of Pennsylvania, 6.25s, 2010                      300                  343,791
                                                                           ----------
                                                                           $3,511,728
-------------------------------------------------------------------------------------
State and Local Appropriation - 1.8%
 Delaware Valley, PA, Regional Finance Authority,
  AMBAC, 7.386s, 2018++                               $  500               $  559,735
 Philadelphia, PA, Municipal Authority Rev.
  (Justice Lease), 8.625s, 2016+                         220                  239,563
                                                                           ----------
                                                                           $  799,298
-------------------------------------------------------------------------------------
Refunded and Special Obligations - 20.6%
 Allegheny County, PA, Sanitation Authority, FGIC,
  0s, 2014                                            $2,835               $1,329,360
 Beaver County, PA, "A", MBIA, 5.75s, 2006               250                  276,698
 Commonwealth of Puerto Rico, 6.35s, 2004              1,350                1,529,968
 Harrisburg, PA, 5.875s, 2003                          1,000                1,100,300
 Northumberland County, PA, Lease,
  (Commonwealth Correctional Facility), MBIA,
  0s, 2012                                             1,000                  525,930
 Philadelphia, PA, Gas Works Rev., 6.375s, 2003          750                  822,742
 Philadelphia, PA, Gas Works Rev., 6s, 2013            1,645                1,852,599
 Philadelphia, PA, Hospital & Higher Educational
  Facilities Authority, FHA, 7.25s, 2001                 500                  550,070
 Puerto Rico Highway & Transportation Authority
  Rev., 6.5s, 2002                                       250                  274,880
 Schuylkill County, PA, Redevelopment Authority
  Rev., FGIC, 7s, 2001                                   300                  323,100
 Westmoreland County, PA, MBIA, ETM,
  5.25s, 2009                                            400                  423,684
 Westmoreland County, PA, FGIC, ETM, 0s, 2018          1,000                  373,850
                                                                           ----------
                                                                           $9,383,181
-------------------------------------------------------------------------------------
Airport and Port Revenue - 4.5%
 Allegheny County, PA, Airport Rev. (Pittsburgh
  International Airport), MBIA, 5.75s, 2014           $1,000               $1,089,340
 Philadelphia, PA, Industrial Development Authority
  (Philadelphia Airport Systems), FGIC, 5s, 2016         500                  498,190
 Virgin Islands Port Authority, Airport Rev. (Rohlsen
  Terminal), 4.5s, 2005                                  495                  487,060
                                                                           ----------
                                                                           $2,074,590
-------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 3.0%
 Luzerne County, PA, Industrial Development
  Authority, AMBAC, 7.2s, 2017                        $  500               $  555,615
 Luzerne County, PA, Industrial Development
  Authority, 6.05s, 2019                                 300                  313,239
 Virgin Islands Water & Power Authority, 5.3s, 2018      500                  496,945
                                                                           ----------
                                                                           $1,365,799
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Health Care Revenue - 8.2%
 Butler County, PA, Industrial Development
  Authority (Sherwood Oaks), 5.75s, 2011              $  400               $  413,268
 Chester County, PA, Health & Education (Main
  Line), 5.5s, 2015                                      335                  342,467
 Cumberland County, PA, Municipal Refunding
  (Carlisle Hospital), 6.8s, 2023                        500                  539,615
 Pennsylvania Higher Education Rev., 5.7s, 2011          550                  581,466
 Philadelphia, PA, Health & Educational Facilities
  (Jeanes Health), 6.6s, 2010                            500                  551,415
 Philadelphia, PA, Health & Educational Facilities
  (Temple University), 6.625s, 2023                      250                  265,927
 Philadelphia, PA, Hospital & Higher Educational
  Facilities (The Philadelphia Protestant Home),
  6.5s, 2027                                             500                  516,720
 Scranton Lackawanna, PA, Health & Welfare
  (Allied Health), 7.125s, 2005                          500                  543,640
                                                                           ----------
                                                                           $3,754,518
-------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 4.7%
 Erie County, PA, Industrial Development Authority
  (International Paper Co.), 5.3s, 2012               $  500               $  515,020
 Erie County, PA, Industrial Development Authority
  (International Paper Co.), 7.625s, 2018                250                  286,878
 New Morgan, PA, Industrial Development
  Authority (Browning Ferris Co.), 6.5s, 2019            500                  538,545
 Northampton County, PA, Industrial Development
  Authority (Bethlehem Steel), 7.55s, 2017               750                  817,657
                                                                           ----------
                                                                           $2,158,100
-------------------------------------------------------------------------------------
Insured Health Care Revenue - 5.9%
 Allegheny County, PA, Hospital Authority (South
  Hills Health System), MBIA, 5.8s, 2016              $  500               $  537,295
 Blair County, PA, Hospital Authority (Altoona),
  AMBAC, 5.5s, 2008                                      470                  510,129
 Dauphin County, PA, General Authority Hospital
  Rev. (Hapsco), MBIA, 5.8s, 2002                        355                  376,406
 Lehigh County, PA, Hospital Rev. (Lehigh Valley),
  MBIA, 7s, 2016                                         250                  309,288
 Lycoming County, PA, Authority Hospital Rev.
  (Williamsport Hospital Obligation Group), Connie
  Lee, 5.375s, 2010                                      750                  794,332
 Sayre, PA, Health Care Facilities (VHA, PA),
  AMBAC, 6.375s, 2022                                    160                  171,698
                                                                           ----------
                                                                           $2,699,148
-------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.6%
 Montgomery County, PA, Redevelopment Authority
  (KBF Associates), 6.5s, 2025                        $  250               $  264,645
-------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 3.5%
 Puerto Rico Highway & Transportation Authority,
  5.5s, 2008                                          $  500               $  527,390
 Puerto Rico Highway & Transportation Authority,
  5.5s, 2013                                             500                  540,515
 Puerto Rico Highway & Transportation Authority,
  MBIA, 5.5s, 2015                                       500                  546,205
                                                                           ----------
                                                                           $1,614,110
-------------------------------------------------------------------------------------
Single Family Housing Revenue - 7.5%
 Pennsylvania Housing Finance Agency, FHA-VA,
  5.75s, 2013                                         $1,000               $1,039,030
 Pennsylvania Housing Finance Agency,
  6.75s, 2014                                            500                  534,440
 Pennsylvania Housing Finance Agency, 6.4s, 2016         500                  530,045

20 - MPA

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Single Family Housing Revenue - continued
 Pennsylvania Housing Finance Agency,
  6.65s, 2021                                         $  250              $   265,115
 Pennsylvania Housing Finance Agency,
  6.125s, 2024                                           405                  422,079
 Philadelphia, PA, Redevelopment Authority,
  6.1s, 2010                                             200                  208,216
 Pittsburgh, PA, Urban Development Corp.,
  5.5s, 2010                                             400                  409,516
                                                                          -----------
                                                                          $ 3,408,441
-------------------------------------------------------------------------------------
Solid Waste Revenue - 1.2%
 York County, PA, Solid Waste Systems Rev., FGIC,
  5.5s, 2011                                          $  485              $   527,341
-------------------------------------------------------------------------------------
Special Assessment District - 2.2%
 Pennsylvania Intergovernmental Cooperative
  Authority, Special Tax Rev., FGIC, 5.25s, 2016      $1,000              $ 1,022,060
-------------------------------------------------------------------------------------
Turnpike Revenue - 3.4%
 Pennsylvania Turnpike Commission, 5.25s, 2012        $  500              $   525,670
 Southeastern Pennsylvania Transportation
  Authority, Special Rev., FGIC, 5.25s, 2013             500                  521,880
 Southeastern Pennsylvania Transportation
  Authority, Special Rev., FGIC, 5.25s, 2015             500                  516,360
                                                                          -----------
                                                                          $ 1,563,910
-------------------------------------------------------------------------------------
Universities - 6.3%
 Cumberland County, PA, Municipal Authority
  (Messiah College), AMBAC, 5.125s, 2015              $  300              $   305,127
 Pennsylvania Higher Education Facilities Authority
  Rev. (Temple University), MBIA, 5.25s, 2014            500                  518,410
 Pennsylvania Higher Education Facilities Authority
  Rev. (Thomas Jefferson University), 6s, 2019           625                  639,012
 Philadephia, PA, Authority for Industrial
  Development (Girard Estate Facilities Leasing),
  5.5s, 2014                                             880                  921,026
 Philadelphia, PA, Hospital & Higher Education
  Facilities Authority Rev. (Community College),
  AMBAC, 5s, 2018                                        500                  495,110
                                                                          -----------
                                                                          $ 2,878,685
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 8.9%
 Philadelphia, PA, Water Rev., MBIA, 6.25s, 2012      $1,050              $ 1,224,300
 Philadelphia, PA, Water Rev., FSA, 5.75s, 2013          300                  317,340
 Philadelphia, PA, Water Rev., MBIA, 5.5s, 2014        1,000                1,046,920
 Pittsburgh, PA, Water & Sewer Authority, FGIC,
  5s, 2018                                               500                  495,060
 Pittsburgh, PA, Water & Sewer Authority, FSA,
  5s, 2019                                             1,000                  986,110
                                                                          -----------
                                                                          $ 4,069,730
-------------------------------------------------------------------------------------
Other - 6.2%
 Lehigh County, PA, General Purpose Authority
  (Kidspeace Obligation Group), 6s, 2018              $  250              $   251,855
 Pennsylvania Convention Center Rev., 6.75s, 2019        250                  273,055
 Pennsylvania Finance Authority Rev., 6.6s, 2009         900                  990,018
 Pennsylvania Industrial Development Authority,
  AMBAC, 7s, 2007                                        300                  351,348
 Pennsylvania Industrial Development Authority,
  AMBAC, 5.8s, 2009                                      400                  441,096
 Philadelphia, PA, Industrial Development
  Authority, MBIA, 5.35s, 2012                           500                  523,144
                                                                          -----------
                                                                          $ 2,830,516
-------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $41,438,046)                      $43,925,800
-------------------------------------------------------------------------------------

Floating Rate Demand Notes - 4.6%
-------------------------------------------------------------------------------------
 Allegheny County, PA, Hospital Development
  Authority Rev. (Aces Presbyterian University
  Hospital), due 03/01/18                             $  500              $   500,000
 Allegheny County, PA, Hospital Development
  Authority Rev. (Presbyterian University Health
  System), due 03/01/20                                1,600                1,600,000
-------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                      $ 2,100,000
                                                                          -----------
Total Investments (Identified Cost, $43,538,046)                          $46,025,800

Other Assets, Less Liabilities - (0.8%)                                      (347,729)
-------------------------------------------------------------------------------------
Net assets - 100.0%                                                       $45,678,071
-------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements



                                                                        21 - MPA

 Portfolio of Investments - March 31, 1999

MFS SOUTH CAROLINA MUNICIPAL BOND FUND
Municipal Bonds - 96.6%

-------------------------------------------------------------------------------------
                                Principal Amount
Issuer                                                       (000 Omitted)        Value
-------------------------------------------------------------------------------------
General Obligation - 10.4%
 Charleston County, SC, 5.5s, 2014                    $1,250              $ 1,309,275
 Commonwealth of Puerto Rico, 6.5s, 2013               3,300                3,926,076
 Edgefield County, SC, School District, 5s, 2014       1,410                1,446,702
 Greenville, SC, Memorial Auditorium District
  (Bi-Lo Center), AMBAC, 5s, 2019                      1,015                1,004,860
 North Charleston, SC (Coliseum & Convention),
  MBIA, 5.125s, 2015                                   3,000                3,035,940
 Puerto Rico Public Finance Corp., AMBAC,
  5.375s, 2019                                         1,300                1,470,326
 Richland County, SC, School District No. 1,
  5s, 2016                                             1,975                1,997,930
 State of South Carolina, 5.3s, 2016                   5,000                4,701,250
                                                                          -----------
                                                                          $18,892,359
-------------------------------------------------------------------------------------
State and Local Appropriation - 4.3%
 Berkeley County, SC, School District (Berkeley
  School Facilities Group, Inc.), AMBAC, 5s, 2016+    $1,500              $ 1,481,220
 Greenville, SC, Memorial Auditorium District,
  Public Facilities Corp. (Bi-Lo Center), AMBAC,
  4.75s, 2014                                          2,210                2,188,519
 Hilton Head Island, SC, Public Finance Corp.,
  Certificates of Participation, AMBAC, 5.75s, 2014+   1,750                1,897,402
 Puerto Rico Public Buildings Authority, 5.7s, 2009+   1,000                1,103,150
 Puerto Rico Public Buildings Authority, 5.5s, 2021+   1,000                1,065,320
                                                                          -----------
                                                                          $ 7,735,611
-------------------------------------------------------------------------------------
Refunded and Special Obligations - 13.1%
 Berkeley County, SC, School District, AMBAC,
  6.3s, 2004+                                         $1,800              $ 2,015,370
 Calhoun, SC, Solid Waste Disposal Rev. (Eastman
  Kodak), 6.75s, 2017                                  1,000                1,205,310
 Columbia, SC, Waterworks & Sewer Rev., 0s, 2004       1,500                1,238,835
 Commonwealth of Puerto Rico, 6.5s, 2004               2,000                2,275,640
 Greenville County, SC, Certificates of Participation
  (Greenville Technical College), AMBAC, 5.9s, 2005+     850                  949,594
 Myrtle Beach, SC, Public Finance Corp.,
  Certificates of Participation (Convention Center),
  6.875s, 2002+                                        2,500                2,776,075
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  9s, 2005                                               750                  922,463
 Puerto Rico Highway & Transportation Authority
  Rev., 6.625s, 2002                                     300                  330,990
 Puerto Rico Public Improvement Rev., 6.8s, 2002         425                  471,155
 Richland County, SC, Certificates of Participation,
  FGIC, 0s, 2005+                                      1,160                  911,807
 Richland County, SC, Certificates of Participation,
  FGIC, 0s, 2006+                                      1,160                  869,037
 South Carolina Jobs Economic Development
  Authority (Carolina Hospital System), 7.55s, 2002    2,000                2,272,380
 South Carolina Public Service Authority (Santee
  Cooper), 6.625s, 2002                                2,000                2,209,020
 Spartanburg, SC, Waterworks Rev., FGIC,
  6.05s, 2006                                          2,750                3,082,997
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation,
  7.5s, 2003+                                            175                  201,838
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation,
  7.5s, 2003+                                            190                  219,138
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation,
  7.5s, 2003+                                            205                  236,439

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Refunded and Special Obligations - continued
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation,
  7.5s, 2003+                                         $  220              $   253,739
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation,
  7.5s, 2003+                                            270                  311,407
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation,
  7.5s, 2003+                                            315                  363,309
 Williamsburg County, SC, School District Public
  Facilities Corp., Certificates of Participation,
  7.5s, 2003+                                            635                  732,384
                                                                          -----------
                                                                          $23,848,927
-------------------------------------------------------------------------------------
Airport and Port Revenue - 1.9%
 Horry County, SC, Airport Rev., "A", FSA,
  5.7s, 2027                                          $2,250              $ 2,375,685
 Richland Lexington, SC, Airport Rev. (Columbia
  Airport), "A", AMBAC, 5.7s, 2026                     1,000                1,047,690
                                                                          -----------
                                                                          $ 3,423,375
-------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 13.9%
 Camden, SC, Public Utility Rev., Refunding &
  Improvement, MBIA, 5.5s, 2017                       $1,500              $ 1,572,795
 Colleton & Dorchester Counties, SC, Pollution
  Control Rev., 6.6s, 2014                             3,000                3,275,910
 Fairfield County, SC, Pollution Control Rev.
  (South Carolina Electric Co.), 6.5s, 2014            1,250                1,363,138
 Oconee County, SC, Pollution Control Rev.
  (Duke Power Co.), 7.5s, 2017                         1,000                1,032,290
 Piedmont, SC, Municipal Power Agency, FGIC,
  6.25s, 2021                                          4,600                5,391,338
 Puerto Rico Electric Power Authority, MBIA,
  6.125s, 2008                                         1,025                1,172,559
 South Carolina Public Service Authority, MBIA,
  5.25s, 2013                                          1,965                2,039,257
 South Carolina Public Service Authority, MBIA,
  7.37s, 2013++                                        3,000                3,285,540
 South Carolina Public Service Authority, FGIC,
  5.875s, 2023                                         2,000                2,170,620
 South Carolina Public Service Authority, "B",
  AMBAC, 5.5s, 2023                                    1,000                1,036,580
 South Carolina Public Service Authority (South
  Carolina Electric & Gas), MBIA, 5s, 2019             3,000                2,951,640
                                                                          -----------
                                                                          $25,291,667
-------------------------------------------------------------------------------------
Health Care Revenue - 9.1%
 Greenville County, SC, First Mortgage Rev.
  (Chestnut Hill), 10.125s, 2016*                     $1,860              $   930,000
 Greenville, SC, Hospital System, Hospital Facilities
  Rev., 6s, 2020                                       5,400                6,023,646
 Greenville, SC, Hospital System, Hospital Facilities
  Rev., 5.25s, 2023                                    2,040                2,050,526
 Greenville, SC, Hospital System, Hospital Facilities
  Rev., "A", 5.25s, 2017                               2,785                2,817,501
 Horry County, SC, Hospital Facilities Rev. (Conway
  Hospital), 6.75s, 2012                               4,320                4,660,978
                                                                          -----------
                                                                          $16,482,651
-------------------------------------------------------------------------------------

22 - MSC

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 9.1%
 Charleston County, SC, Industrial Rev. (Zeigler
  Coal Holdings), 6.95s, 2028                         $  600             $    597,678
 Chester County, SC, Industrial Development Rev.
  (Springs Industries, Inc), 7.35s, 2014               1,000                1,078,110
 Chester County, SC, Industrial Development Rev.
  (Springs Industries, Inc.), 7.8s, 2014               1,025                1,093,132
 Darlington County, SC, Industrial Development
  Rev. (Nucor Corp.), 5.75s, 2023                      2,000                2,065,720
 Darlington County, SC, Industrial Development
  Rev. (Sonoco Products Co.), 6.125s, 2025             1,500                1,593,345
 Florence County, SC, Industrial Development Rev.
  (Stone Container Corp.), 7.375s, 2007                  785                  837,124
 Greenville County, SC, Industrial Development
  Rev. (Kroger Co.), 7.85s, 2015                         500                  560,580
 Lexington County, SC, Industrial Rev. (J. B. White
  & Co.), 8s, 2005                                       480                  512,798
 Richland County, SC, Pollution Control Rev. (Union
  Camp Corp.), 6.55s, 2020                             1,800                1,945,476
 Richland County, SC, Pollution Control Rev. (Union
  Camp Corp.), 6.75s, 2022                             2,000                2,152,900
 York City, SC, Industrial Development Rev.
  (Hoechst Celanese), 5.7s, 2024                       4,000                4,048,120
                                                                         ------------
                                                                         $ 16,484,983
-------------------------------------------------------------------------------------
Insured Health Care Revenue - 7.0%
 Charleston County, SC (Care Alliance Health
  Services), FSA, 5.125s, 2014                        $2,000             $  2,033,140
 Charleston County, SC (Care Alliance Health
  Services), FSA, 5s, 2019                             1,500                1,475,430
 Charleston County, SC, Hospital Facilities Rev.
  (Medical Society Health), MBIA, 5s, 2022             2,450                2,380,910
 Lexington County, SC, Hospital Rev., FSA,
  5.125s, 2021                                         1,500                1,487,160
 South Carolina Jobs Economic Development
  Authority, Hospital Facilities Rev. (Anderson Area
  Medical Center), MBIA, 5.25s, 2015                   1,750                1,786,085
 Spartanburg County, SC, Health Service Rev.,
  AMBAC, 5.3s, 2025                                    1,000                1,013,740
 Spartanburg County, SC, Hospital Facilities Rev.
  (Health Services District, Inc.), AMBAC,
  5.3s, 2020                                           2,500                2,544,250
                                                                         ------------
                                                                         $ 12,720,715
-------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 2.4%
 South Carolina Housing Finance & Development
  Authority (Fairway Apartments), FHA, 7.625s, 2033   $1,915             $  2,006,844
 South Carolina Housing, Finance & Development
  Authority (Hunting Ridge Apartments), 6.75s, 2025    1,000                1,071,340
 South Carolina Housing, Finance & Development
  Authority (Runaway Bay Apartments),
  6.125s, 2015                                         1,300                1,362,946
                                                                         ------------
                                                                         $  4,441,130
-------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.2%
 Puerto Rico Highway & Transportation Authority,
  5.5s, 2013                                          $1,000             $  1,081,030
 Virgin Islands Public Finance Authority, 5.5s, 2018   1,000                1,007,220
                                                                         ------------
                                                                         $  2,088,250
--------------------------------------------------------------------------------
Single Family Housing Revenue
 South Carolina Housing, Finance & Development
  Authority Rev., 8.6s, 2019                          $   80             $     81,290
--------------------------------------------------------------------------------
Solid Waste Revenue - 1.1%
 Orangeburg County, SC, Solid Waste Disposal
  Facilities Rev., AMBAC, 5.7s, 2024                  $2,000             $  2,063,860
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Turnpike Revenue - 0.8%
 South Carolina Transportation Infrastructure Bank
  Rev., MBIA, 5s, 2015                                $1,500             $  1,520,130
-------------------------------------------------------------------------------------
Universities - 1.7%
 Coastal Carolina University, SC, MBIA,
  6.875s, 2026                                        $1,000             $  1,139,110
 Greenville County, SC (Greenville Technical
  College), AMBAC, 5s, 2017                            1,000                  991,710
 South Carolina Educational Facilities Authority,
  Private Nonprofit Institutions (Furman
  University), AMBAC, 5s, 2019                           500                  493,060
 University of South Carolina, University Rev.,
  MBIA, 5.75s, 2026                                      515                  550,540
                                                                          ------------
                                                                         $  3,174,420
-------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 19.8%
 Cayce, SC, Waterworks & Sewage Rev., FSA,
  5s, 2017                                            $1,500             $  1,482,090
 Charleston County, SC, Waterworks & Sewer
  Rev., 6s, 2012                                       2,000                2,131,980
 Charleston, SC, Waterworks & Sewer Rev.,
  5.25s, 2015                                          1,000                1,034,150
 Charleston, SC, Waterworks & Sewer Rev., 6s, 2018     1,500                1,585,755
 Charleston, SC, Waterworks & Sewer Rev., MBIA,
  5s, 2022                                             3,150                3,099,537
 Columbia, SC, Waterworks & Sewer Rev., 0s, 2005       2,245                1,765,895
 Columbia, SC, Waterworks & Sewer Rev., 0s, 2006       9,330                7,020,172
 Columbia, SC, Waterworks & Sewer Rev.,
  5.375s, 2012                                         3,500                3,693,270
 Greenville, SC, Waterworks Rev., 5.5s, 2022           1,000                1,029,270
 Myrtle Beach, SC, Water & Sewer Rev., MBIA,
  5.5s, 2013                                           1,000                1,048,450
 South Carolina Water Resources Authority Rev.
  (Local Government Program), 7.25s, 2020              3,000                3,141,810
 Spartanburg, SC, Waterworks Rev., FGIC, 5s, 2013      1,000                1,021,070
 Spartanburg, SC, Waterworks Rev., FGIC, 5s, 2014      1,000                1,016,220
 Spartanburg, SC, Waterworks Rev., FGIC, 5.25s, 2023   2,000                2,047,900
 Western Carolina Regional Sewer Authority Rev.,
  AMBAC, 0s, 2007                                      4,000                2,841,840
 York County, SC, Water & Sewer Rev., 6.5s, 2025       2,000                2,058,120
                                                                         ------------
                                                                         $ 36,017,529
-------------------------------------------------------------------------------------
Other - 0.8%
 North Charleston, SC, Municipal Golf Course
  Mortgage Rev., 5s, 2009                             $  500             $    493,945
 North Charleston, SC, Municipal Golf Course
  Mortgage Rev., 5.5s, 2019                            1,000                  979,660
                                                                         ------------
                                                                         $  1,473,605
-------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $163,161,269)                    $175,740,502
-------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.7%
-------------------------------------------------------------------------------------
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 12/01/25                             $  900             $    900,000
 Lincoln County, WY, Pollution Control Rev. (Exxon
  Corp.), due 11/01/14                                   400                  400,000
-------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                     $  1,300,000
-------------------------------------------------------------------------------------
Total Investments (Identified Cost, $164,461,269)                        $177,040,502

Other Assets, Less Liabilities - 2.7%                                       4,971,883
-------------------------------------------------------------------------------------
Net assets - 100.0%                                                      $182,012,385
-------------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements

                                                                     23 - MSC

 Portfolio of Investments - March 31, 1999

MFS TENNESSEE MUNICIPAL BOND FUND
Municipal Bonds - 96.7%

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
General Obligation - 15.3%
 Commonwealth of Puerto Rico, 5.375s, 2025            $1,640              $ 1,686,724
 Commonwealth of Puerto Rico, 5.4s, 2025               3,000                3,110,880
 Johnson City, TN, FGIC, 0s, 2012                      1,690                  907,091
 Knoxville, TN, Public Improvement, 5.25s, 2015        1,000                1,027,180
 Metropolitan Government of Nashville & Davidson
  County, TN, 5.125s, 2025                             3,250                3,262,317
 Rutherford County, TN, 0s, 2015                       1,500                  637,995
 Shelby County, TN, 5.25s, 2010                        1,500                1,608,240
 Shelby County, TN, 0s, 2012                           3,000                1,605,780
 Shelby County, TN, 0s, 2013                           3,960                1,971,328
 State of Tennessee, 5s, 2016                          4,000                4,073,280
 State of Tennessee, 5s, 2017                          1,520                1,541,310
                                                                          -----------
                                                                          $21,432,125
-------------------------------------------------------------------------------------
State and Local Appropriation - 2.9%
 Gatlinburg, TN, Public Building Authority
  (Gatlinburg Convention Center), AMBAC,
  6.9s, 2012+                                         $1,000              $ 1,083,900
 Puerto Rico Public Buildings Authority, 5.5s, 2021+   1,000                1,065,320
 Tennessee Local Development Authority Rev.,
  MBIA, 5.125s, 2013                                   1,845                1,888,321
                                                                          -----------
                                                                          $ 4,037,541
------------------------------------------------------------------------------------
Refunded and Special Obligations - 16.1%
 Knox County, TN, Industrial Development Board,
  0s, 2016                                            $5,825              $ 2,381,726
 Metropolitan Government of Nashville & Davidson
  County, TN, 6.125s, 2002                             2,255                2,457,792
 Metropolitan Government of Nashville & Davidson
  County, TN, Water & Sewer Rev., AMBAC,
  6.075s, 2002                                         2,000                2,153,620
 Mt. Juliet, TN, Public Building Authority
  (Madison), MBIA, 7.7s, 2004                          1,100                1,371,557
 Mt. Juliet, TN, Public Building Authority
  (Madison), MBIA, 7.8s, 2004                          3,500                4,379,305
 Shelby County, TN, 0s, 2005                           1,000                  616,160
 Shelby County, TN, 5.75s, 2006                        1,000                1,104,360
 Territory of Virgin Islands, 7.75s, 2001                335                  362,293
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2002                                 1,315                1,141,959
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2003                                 1,045                  871,122
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2004                                 1,920                1,528,090
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2005                                 1,920                1,458,067
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2006                                 1,920                1,388,525
 West Knox Utility District, TN, Water & Sewer
  Rev., MBIA, 0s, 2007                                 1,920                1,319,731
                                                                           -----------
                                                                           $22,534,307
-------------------------------------------------------------------------------------
Airport and Port Revenue - 1.6%
 Memphis-Shelby County, TN, Airport Authority
  (North West Link & Parent Co.), 6.125s, 2016        $1,000              $ 1,015,410
 Metropolitan Nashville Airport Authority, TN,
  Airport Rev., FGIC, 5s, 2012                         1,250                1,279,700
                                                                          -----------
                                                                          $ 2,295,110
-------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 6.8%
 Greater Dickson, TN, Gas Authority, Gas System
  Rev., FSA, 4.75s, 2018                              $1,000              $   961,430
 Harpeth Valley, TN, Utilities Improvement, MBIA,
  4.75s, 2013                                          1,000                  995,610

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - continued
 Jackson, TN, Electric Systems Rev., MBIA,
  5s, 2018                                            $1,000              $   991,340
 Lawrenceburg, TN, Electric Rev., MBIA, 5.5s, 2026     1,255                1,301,084
 Metropolitan Government of Nashville & Davidson
  County, TN, MBIA, 0s, 2009                           3,250                2,062,450
 Metropolitan Government of Nashville & Davidson
  County, TN, MBIA, 0s, 2010                           2,480                1,483,585
 Metropolitan Government of Nashville & Davidson
  County, TN, MBIA, 0s, 2012                           3,305                1,761,565
                                                                          -----------
                                                                          $ 9,557,064
-------------------------------------------------------------------------------------
Health Care Revenue - 3.9%
 Cookeville, TN, Industrial Development Board,
  Hospital Rev. (Cookeville General), 5.75s, 2010     $2,000              $ 2,098,660
 Knox County, TN, Health, Education & Housing
  Facilities Board (East Tennessee Children's),
  6.5s, 2012                                           1,000                1,073,260
 Metropolitan Government of Nashville & Davidson
  County, TN, Health & Educational Facilities
  Board Rev. (Adventist Health System),
  5.25s, 2020                                          1,000                  966,080
 Springfield, TN, Health & Higher Educational
  Facilities (Northcrest Medical Center),
  5.25s, 2013                                          1,290                1,285,717
                                                                           -----------
                                                                          $ 5,423,717
-------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 8.0%
 Bristol, TN, Industrial Development Authority
  (Kmart Corp.), 7.5s, 2008                           $1,105              $ 1,224,572
 Hardeman County, TN (Correctional Facilities
  Corp.), 7.75s, 2017                                  1,000                1,108,280
 Hardeman County, TN (Corrections Corp. of
  America), 7.375s, 2017                                 500                  540,400
 Humphreys County, TN, Certificates of
  Participation (DuPont), 6.7s, 2024                   1,750                1,957,778
 Knox County,TN, Industrial Development Board
  (Kroger Co.), 8.1s, 2003                             2,000                2,208,860
 Lawrenceburg, TN, Industrial Development Board
  (Tridon, Inc.), 9.875s, 2006                         1,000                1,035,350
 McMinn County, TN, Industrial Development
  Board, Pollution Control Rev. (Bowater),
  7.625s, 2016                                         1,000                1,069,560
 Memphis-Shelby County, TN, Airport Authority
  (Federal Express Corp.), 6.2s, 2014                  1,000                1,062,950
 Metropolitan Government of Nashville & Davidson
  County, TN (Wilson Sporting), 7.75s, 2014            1,000                1,046,490
                                                                          -----------
                                                                          $11,254,240
-------------------------------------------------------------------------------------
Insured Health Care Revenue - 11.1%
 Bristol, TN, Health & Educational Facilities Board
  (Bristol Memorial), FGIC, 5.45s, 2021               $2,825              $ 2,882,065
 Jackson, TN, Hospital Rev. (Jackson-Madison
  County General Hospital), AMBAC, 5s, 2018            1,000                  985,470
 Johnson City, TN, Health & Education Financing
  Authority (Johnson City Medical Center
  Hospital), MBIA, 5.25s, 2016                         1,375                1,397,165
 Johnson City, TN, Health & Educational Refunding
  & Improvement (Johnson City Medical Center
  Hospital), MBIA, 5s, 2018                            3,000                2,955,900
 Knox County, TN, Health, Education & Housing
  Facilities Board (Fort Sanders), MBIA,
  5.75s, 2014                                          3,250                3,576,398

24 - MTN

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
+
Insured Health Care Revenue - continued
 Metropolitan Government of Nashville & Davidson
  County, TN, Health & Education (Meharry
  Medical College), AMBAC, 5s, 2024                   $3,750             $  3,686,475
                                                                         ------------
                                                                         $ 15,483,473
-------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 5.1%
 Franklin, TN, Industrial Development Rev.
  (Landings Apartments), FSA, 6s, 2026                $1,000             $  1,052,200
 Franklin, TN, Industrial Development Rev. (Sussex
  Downs), FHA, 6.75s, 2027                             1,000                1,083,540
 Jackson, TN, Health, Education & Housing
  Facilities Board (Posthouse Apartments), FHA,
  7.1s, 2028                                           1,610                1,720,768
 Metropolitan Government of Nashville & Davidson
  County, TN, Health & Education Facility Board
  Rev. (Herman Street), FHA, 7.25s, 2032                 495                  530,283
 Metropolitan Government of Nashville & Davidson
  County, TN, Industrial Development Board, FHA,
  6.95s, 2026                                          1,000                1,072,140
 Metropolitan Government of Nashville & Davidson
  County, TN, Industrial Development Board, FHA,
  7.5s, 2029                                             695                  721,876
 Metropolitan Government of Nashville & Davidson
  County, TN, Industrial Development Board, FHA,
  7.7s, 2029                                           1,000                1,034,240
                                                                         ------------
                                                                         $  7,215,047
-------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 1.3%
 Tennessee Local Development Authority Rev.,
  Community Provider Loan, 7s, 2021                   $1,000             $  1,084,440
 Virgin Islands Public Finance Authority,
  5.875s, 2018                                           730                  753,418
                                                                         ------------
                                                                         $  1,837,858
-------------------------------------------------------------------------------------
Single Family Housing Revenue - 4.5%
 Shelby County, TN, Single Family Mortgage Rev.,
  FHA, 0s, 2015                                       $4,665             $    938,738
 Tennessee Housing Development Agency, 0s, 2006        3,955                2,860,098
 Tennessee Housing Development Agency, 0s, 2016        5,000                1,920,750
 Tennessee Housing Development Agency, 7.125s, 2026      590                  613,128
                                                                         ------------
                                                                         $  6,332,714
-------------------------------------------------------------------------------------
Turnpike Revenue - 3.7%
 Puerto Rico Highway & Transportation Authority,
  MBIA, 5.5s, 2015                                    $1,000             $  1,092,410
 Puerto Rico Highway & Transportation Authority
  Rev., FSA, 5s, 2016                                  4,000                4,053,840
                                                                         ------------
                                                                         $  5,146,250
-------------------------------------------------------------------------------------
Universities - 4.4%
 Jackson, TN, Health, Educational & Housing
  Facilities Board (Lambuth University), Asset
  Guaranty, 5.9s, 2015                                $1,000             $  1,077,510
 Metropolitan Government of Nashville & Davidson
  County, TN, Health, Educational & Housing
  Facilities Board (McKendree Village, Inc.),
  5.125s, 2020                                         1,000                  980,510
 Metropolitan Government of Nashville & Davidson
  County, TN, Health, Educational & Housing
  Facilities Board (Vanderbilt University),
  5.25s, 2012                                          1,000                1,044,090
 Metropolitan Government of Nashville & Davidson
  County, TN, Health, Educational & Housing
  Facilities Board (Vanderbilt University),
  5.3s, 2013                                           1,875                1,958,775


-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Universities - continued
 Metropolitan Government of Nashville & Davidson
  County, TN, Health, Educational & Housing
  Facilities Board (Vanderbilt University),
  5.375s, 2014                                        $1,000             $  1,046,260
                                                                         ------------
                                                                         $  6,107,145
-------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 12.0%
 Clarksville, TN, Water, Sewer & Gas, MBIA,
  5.25s, 2018                                         $1,000             $  1,017,110
 Madison, TN, Utility Waterworks Refunding,
  MBIA, 5s, 2019                                       2,750                2,722,472
 Metropolitan Government of Nashville & Davidson
  County, TN, Water & Sewer Rev., FGIC, 5.2s,
  2013                                                 2,000                2,101,860
 Metropolitan Government of Nashville & Davidson
  County, TN, Water & Sewer Rev., FGIC,
  5.1s, 2016                                           2,565                2,572,567
 Metropolitan Government of Nashville & Davidson
  County, TN, Water & Sewer Rev., AMBAC,
  8.723s, 2022++                                       1,000                1,155,930
 Mt. Juliet, TN, Public Building Authority (New
  Market), 8.375s, 2024                                  550                  562,700
 Mt. Juliet, TN, Public Building Authority (Tipton),
  7.5s, 2004                                             275                  281,124
 Poplar Grove, TN, Utility District, Waterworks
  Rev., 6.375s, 2011                                     500                  528,905
 Puerto Rico Aqueduct & Sewer Authority
  Rev., 6.25s, 2012                                    2,000                2,313,140
 White House Utility District, TN, Robertson &
  Sumner Counties Waterworks, FGIC, 0s, 2014           3,590                1,757,125
 White House Utility District, TN, Robertson &
  Sumner Counties Waterworks, FGIC, 5.25s, 2017        1,700                1,729,087
                                                                         ------------
                                                                         $ 16,742,020
-------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $126,147,386)                    $135,398,611
-------------------------------------------------------------------------------------

Floating Rate Demand Notes - 3.3%
-------------------------------------------------------------------------------------
 District of Columbia, due 08/15/38                   $1,000             $  1,000,000
 Harris County, TX, Hospital Rev. (Methodist
  Hospital), due 12/01/25                                600                  600,000
 Hillsborough County, FL, Pollution Control Rev.,
  due 05/15/18                                           700                  700,000
 Jacksonville, FL, Pollution Control Rev. (Power &
  Light), due 05/01/29                                 2,100                2,100,000
 Putnam County, GA, Pollution Control Rev.
  (Georgia Power Co.), due 06/01/23                      200                  200,000
-------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                     $  4,600,000
-------------------------------------------------------------------------------------
Total Investments (Identified Cost, $130,747,386)                        $139,998,611

Other Assets, Less Liabilities                                                 62,619
-------------------------------------------------------------------------------------
Net assets - 100.0%                                                      $140,061,230
-------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

                                                                        25 - MTN

Portfolio of Investments - March 31, 1999

MFS VIRGINIA MUNICIPAL BOND FUND
Municipal Bonds - 100.5%

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
General Obligation - 18.8%
 Bristol, VA, MBIA, 5.3s, 2018                        $1,250              $ 1,286,225
 Chesapeake, VA, Public Improvement, 5.375s, 2013      3,500                3,686,830
 Commonwealth of Puerto Rico, 5.5s, 2013               2,000                2,172,920
 Fairfax County, VA, Public Improvement, 5.5s, 2013    2,470                2,580,656
 Fairfax County, VA, Public Improvement, 4.75s, 2016   7,710                7,619,639
 Fairfax County, VA, Public Improvement, 4.75s, 2017   7,695                7,556,259
 Fairfax County, VA, Redevelopment & Housing
  Authority, 5.5s, 2017                                2,225                2,306,813
 Hampton, VA, Refunding Public Improvement, 5s, 2014   1,000                1,037,960
 Lebanon, VA, 6.375s, 2011                             1,625                1,785,745
 Loudoun County, VA, 5.25s, 2014                       1,585                1,678,753
 Loudoun County, VA, 5.25s, 2015                         480                  503,942
 Loudoun County, VA, 5s, 2016                          1,000                1,010,750
 Newport News, VA, 5s, 2017                            3,340                3,345,745
 Newport News, VA, 5s, 2018                            6,670                6,694,746
 Norfolk, VA, Parking System Rev., MBIA, 5s, 2020      2,880                2,865,110
 Puerto Rico Highway & Transportation Authority
  Rev., FSA, 5.5s, 2015                                2,000                2,184,820
 Richmond, VA, 0s, 2006                                1,000                  755,830
 Richmond, VA, 0s, 2006                                2,500                1,889,575
 Richmond, VA, 6.5s, 2006                              2,000                2,121,980
 Richmond, VA, 0s, 2007                                5,280                3,800,808
 Richmond, VA, 0s, 2008                                2,000                1,374,380
 Richmond, VA, 0s, 2008                                5,270                3,621,491
 Richmond, VA, 0s, 2009                                5,175                3,378,551
 Richmond, VA, 5.5s, 2009                              5,000                5,484,900
 Spotsylvania County, VA, FGIC, 6s, 2009               4,270                4,801,103
 Virginia Public School Authority, School
  Financing, 5.125s, 2017                              1,000                1,015,350
                                                                          -----------
                                                                          $76,560,881
-------------------------------------------------------------------------------------
State and Local Appropriation - 11.8%
 Blue Ridge, VA, Regional Jail Authority, MBIA,
  5.2s, 2017                                          $1,500              $ 1,522,575
 Blue Ridge, VA, Regional Jail Authority, MBIA,
  5.2s, 2021                                           4,830                4,886,752
 Chesapeake, VA, Industrial Development Authority
  (Chesapeake Court House), MBIA, 6.25s, 2011+         3,985                4,497,949
 Chesapeake, VA, Industrial Development Authority
  (Chesapeake Court House), MBIA, 5.25s, 2017+         2,000                2,044,800
 Chesterfield County, VA, Industrial Development
  Authority, Public Facilities, 7.5s, 2008+            1,720                1,874,026
 Henrico County, VA, Industrial Development
  Authority, Lease Rev., 6.5s, 2010+                   5,000                5,607,700
 Portsmouth, VA, Industrial Development Authority
  Rev., Hotel Coference Center & Parking, FSA,
  5.125s, 2014                                         1,170                1,199,660
 Portsmouth, VA, Industrial Development Authority
  Rev., Hotel Conference Center & Parking, FSA,
  5.125s, 2015                                         1,000                1,018,050
 Portsmouth, VA, Industrial Development Authority
  Rev., Hotel Conference Center & Parking, FSA,
  5.125s, 2016                                         1,295                1,312,508
 Portsmouth, VA, Industrial Development Authority
  Rev., Hotel Conference Center & Parking, FSA,
  5.125s, 2017                                         1,360                1,372,254
 Puerto Rico Public Buildings Authority, 5.25s, 2021+  3,075                3,109,778
 Puerto Rico Public Finance Corp., 7.643s, 2019          500                  569,030
 Virginia Biotechnology Research Park
  (Biotech Two), 5.25s, 2018+                          8,800                8,873,040
 Virginia Public Building Authority, MBIA, 0s, 2007+  13,305                9,284,362
 Virginia Public Building Authority, 5s, 2011          1,000                1,035,460
                                                                          -----------
                                                                          $48,207,944
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Refunded and Special Obligations - 8.0%
 Albemarle County, VA, Industrial Development
  Authority, Health Services Rev., 6.5s, 2002         $1,000              $ 1,104,920
 Arlington County, VA, Industrial Development
  Authority (Arlington Hospital), 7.125s, 2001         1,000                1,099,980
 Carroll County, VA, Solid Waste Authority
  Rev., 7.5s, 2001                                     2,265                2,508,057
 Fairfax County, VA, Redevelopment & Housing
  Authority (Little River Glen), 8.95s, 1999           3,705                3,811,482
 Fairfax, Fauquier & Loudoun Counties, VA, Health
  Center Commission, Nursing Home Rev., 9s, 2000       1,840                2,009,335
 Hampton Roads, VA, Medical College General
  Rev., 6.875s, 2001                                   1,500                1,648,515
 New Kent County, VA, Industrial Development
  Authority, Public Facilities, 7.5s, 2001+              700                  771,974
 Newport News, VA, 6.5s, 2000                            875                  933,380
 Newport News, VA, 6.5s, 2000                          2,205                2,352,118
 Portsmouth, VA, 6.375s, 2001                          1,555                1,682,370
 Puerto Rico Aqueduct & Sewer Authority
  Rev., 9s, 2005                                       4,150                5,104,292
 Puerto Rico Aqueduct & Sewer Authority
  Rev., 10.25s, 2009                                     400                  537,360
 Virginia Beach, VA, Certificates of Participation
  (Judical Center), FGIC, 7.25s, 2000+                 4,955                5,312,008
 Virginia Beach, VA, Water & Sewer Rev.,
  6.625s, 2002                                         1,400                1,531,866
 Virginia Public School Authority, 6.5s, 2004          1,875                2,129,794
                                                                          -----------
                                                                          $32,537,451
-------------------------------------------------------------------------------------
Airport and Port Revenue - 8.2%
 Metropolitan Washington, DC, Airport
  Rev., 7.6s, 2014                                    $5,030              $ 5,338,339
 Metropolitan Washington, DC, Airport
  Rev., 5.5s, 2016                                     2,465                2,529,115
 Metropolitan Washington, DC, Airport Rev., MBIA,
  5s, 2018                                             2,000                1,946,460
 Metropolitan Washington, DC, Airport Rev.,
  5.75s, 2020                                         11,000               11,452,430
 Metropolitan Washington, DC, Airport Rev., "A",
  MBIA, 6.625s, 2019                                   1,000                1,090,400
 Peninsula Airport Commission, VA, 7.3s, 2021          2,400                2,589,648
 Puerto Rico Ports Authority (American Airlines),
  6.3s, 2023                                           2,000                2,125,560
 Puerto Rico Ports Authority (American Airlines),
  6.25s, 2026                                          6,000                6,437,160
                                                                          -----------
                                                                          $33,509,112
-------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 3.1%
 Halifax County, VA, Industrial Authority
  Rev. (Old Dominion Electric), 6s, 2022              $5,000              $ 5,152,900
 Pittsylvania County, VA, Industrial Development
  Authority Rev., 7.5s, 2014                           4,000                4,372,840
 Puerto Rico Electric Power Authority, 6s, 2015        3,000                3,242,820
                                                                          -----------
                                                                          $12,768,560
-------------------------------------------------------------------------------------
Health Care Revenue - 4.3%
 Lynchburg, VA, Industrial Development Authority,
  5.2s, 2018                                          $1,000              $   997,480
 Martinsville, VA, Industrial Development Authority
  (Beverley Enterprises), 6.75s, 2004                  1,230                1,244,440
 Peninsula Ports, VA, Health Care Rev. (Riverside
  Health System), 6.625s, 2010                         1,500                1,654,335
 Peninsula Ports, VA, Health Care Rev. (Riverside
  Health System), 5s, 2018                             4,000                3,941,200

26 - MVA

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Health Care Revenue - continued
 Virginia Beach, VA, Development Authority
  (Beverly Enterprises), 10s, 2010                    $1,210              $ 1,291,348
 Virginia Beach, VA, Development Authority
  (Sentara Health System), 5.25s, 2014                 4,240                4,352,318
 Virginia Beach, VA, Development Authority
  (Sentara Health System), 4.75s, 2018                 4,000                3,818,040
                                                                          -----------
                                                                          $17,299,161
-------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 6.4%
 Bedford County, VA, Industrial Development
  Authority Rev. (Georgia Pacific Corp.),
  5.6s, 2025                                          $6,000              $ 6,001,620
 Isle Wight County, VA, Industrial Development
  (Union Camp), 6.55s, 2024                            8,000                8,726,800
 Isle Wight County, VA, Industrial Development
  (Union Camp), 6.1s, 2027                             3,500                3,656,170
 Loudoun, VA, Industrial Development Authority
  Rev. (Dulles Airport Marriott Hotel), 7.125s, 2015   2,000                2,169,600
 Lynchburg, VA, Industrial Development Authority
  (Kroger Co.), 7.9s, 2011                             1,000                1,101,990
 Virginia Peninsula Ports Authority Rev. (Zeigler
  Coal), 6.9s, 2022                                    1,500                1,501,575
 West Point, VA, Industrial Development Authority,
  Solid Waste Disposal Rev. (Chesapeake Corp.),
  6.375s, 2019                                         2,600                2,763,072
                                                                          -----------
                                                                          $25,920,827
-------------------------------------------------------------------------------------
Insured Health Care Revenue - 10.2%
 Albemarle County, VA, Industrial Development
  Authority, First Mortgage Rev., FHA, 8.9s, 2026     $2,150              $ 2,321,118
 Danville, VA, Industrial Development Authority
  Hospital Rev. (Danville Regional Medical Center),
  AMBAC, 5.2s, 2018                                    2,500                2,555,525
 Fredericksburg, VA, Industrial Development
  (Medicorp Health Systems), AMBAC, 5.25s, 2023       11,000               11,123,970
 Front Royal-Warren County, VA, Industrial
  Development Authority, FHA, 9.45s, 2024              1,000                1,066,400
 Hanover County, VA, Industrial Development
  Authority, MBIA, 6s, 2009                            1,550                1,737,411
 Hanover County, VA, Industrial Development
  Authority (Memorial Regional Medical Center),
  MBIA, 6.5s, 2008                                     1,000                1,160,850
 Hanover County, VA, Industrial Development
  Authority (Memorial Regional Medical Center),
  MBIA, 6.5s, 2009                                     1,510                1,754,499
 Henrico County, VA, Industrial Development
  Authority Rev. (Bon Secours Health), MBIA,
  6.25s, 2020                                          1,500                1,735,905
 Medical College of Virginia, Hospital Authority
  Rev., MBIA, 5.125s, 2018                             3,000                2,994,180
 Peninsula Ports Authority, VA, (Whittaker
  Memorial), FHA, 8.7s, 2023                           2,100                2,136,057
 Roanoke, VA, Industrial Development Authority,
  Hospital Rev. (Roanoke Memorial), MBIA,
  6.125s, 2017                                         6,000                6,816,720
 Winchester, VA, Industrial Development Authority,
  AMBAC, 9.652s, 2014++                                4,900                6,151,068
                                                                          -----------
                                                                          $41,553,703
-------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 3.5%
 Alexandria, VA, Redevelopment & Housing
  Finance Authority (Jefferson Village
  Apartments), 9s, 2018                              $ 4,000              $ 4,121,200
 Norfolk, VA, Redevelopment & Housing Authority
  (Dockside Apartments), FHA, 7.375s, 2028             2,000                2,107,360
 Virginia Housing Development Authority, 6.5s, 2013    2,300                2,478,457
 Virginia Housing Development Authority, 5.1s, 2015    1,550                1,541,010
 Virginia Housing Development Authority, 5.95s, 2016   1,905                2,017,204
 Virginia Housing Development Authority, 6.6s, 2022    2,040                2,165,032
                                                                          -----------
                                                                          $14,430,263
-------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 2.6%
 Commonwealth of Puerto Rico, "A", AMBAC,
  5s, 2021                                           $ 3,000              $ 2,992,020
 Puerto Rico Highway & Transportation Authority,
  5.5s, 2018                                           1,450                1,518,672
 Virgin Islands Public Finance Authority,
  5.625s, 2025                                         1,000                1,016,100
 Virginia Transportation Board, US Route 58,
  5.125s, 2021                                         5,000                5,002,500
                                                                          -----------
                                                                          $10,529,292
-------------------------------------------------------------------------------------
Single Family Housing Revenue - 7.9%
 Virginia Housing Development Authority, 7.77s,
  2019++                                             $ 7,500              $ 7,969,650
 Virginia Housing Development Authority, 6.2s, 2021   15,000               15,507,300
 Virginia Housing Development Authority, 6.3s, 2025    8,500                8,888,960
                                                                          -----------
                                                                          $32,365,910
-------------------------------------------------------------------------------------
Solid Waste Revenue - 0.1%
 Arlington County, VA, Industrial Development
  Authority, Resource Recovery Rev., FSA,
  5.25s, 2010                                        $   500              $   523,605
-------------------------------------------------------------------------------------
Turnpike Revenue - 3.7%
 Chesapeake Bay, VA, Bridge & Tunnel Authority,
  FGIC, 0s, 2005                                     $ 4,535              $ 3,504,557
 North Virginia Transportation District, Commuter
  Rail (Railway Express), FSA, 5.375s, 2013            3,220                3,392,270
 North Virginia Transportation District, Commuter
  Rail (Virginia Railway Express), MBIA, 6s, 2010      1,240                1,398,646
 Pocahontas Parkway Assn., VA, Toll Road
  Rev., 0s, 2012                                       1,500                  726,375
 Pocahontas Parkway Assn., VA, Toll Road
  Rev., 0s, 2013                                       1,500                  683,115
 Pocahontas Parkway Assn., VA, Toll Road
  Rev., 0s, 2014                                       1,500                  641,790
 Pocahontas Parkway Assn., VA, Toll Road
  Rev., 0s, 2015                                       1,500                  597,600
 Pocahontas Parkway Assn., VA, Toll Road
  Rev., 0s, 2016                                       1,500                  560,070
 Virginia Transportation Board, Transportation
  Contract Rev., 6.5s, 2018                            3,500                3,741,605
                                                                          -----------
                                                                               $2,028
-------------------------------------------------------------------------------------

                                                                      27 - MVA

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Universities - 3.6%
 Hampton Roads, VA, Medical College General
  Rev., 6.875s, 2016                                  $2,000             $  2,135,820
 Loudoun County, VA, Industrial Development
  Authority (George Washington University)
  6.25s, 2012                                          2,710                2,894,009
 Roanoke County, VA, Industrial Development
  Authority (Hollins College), 5.25s, 2023             1,000                  991,980
 University of Virginia, University Rev.,
  5.125s, 2015                                         2,540                2,591,892
 Virginia College Building Authority, Educational
  Facilities Rev. (Hampden Sydney College),
  5s, 2016                                             1,730                1,732,232
 Virginia College Building Authority, Educational
  Facilities Rev. (Hampton University), 5s, 2018       1,655                1,619,153
 Virginia College Building Authority, Educational
  Facilities Rev. (Marymount), 7s, 2022                2,500                2,785,525
                                                                         ------------
                                                                         $ 14,750,611
-------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 5.2%
 Chesterfield County, VA, Water & Sewer Rev.,
  0s, 2007                                            $6,000             $  4,152,420
 Chesterfield County, VA, Water & Sewer Rev.,
  0s, 2008                                             6,135                4,007,321
 Chesterfield County, VA, Water & Sewer Rev.,
  0s, 2009                                             6,135                3,817,442
 Chesterfield County, VA, Water & Sewer Rev.,
  0s, 2010                                             7,005                4,106,892
 Hanover County, VA, Water & Sewer Systems,
  MBIA, 5.25s, 2026                                    2,000                2,028,380
 Henrico County, VA, Water & Sewer Rev.,
  5.25s, 2013                                          1,195                1,248,990
 Norfolk, VA, Water Rev., FSA, 5s, 2013                1,905                1,927,631
                                                                         ------------
                                                                         $ 21,289,076
-------------------------------------------------------------------------------------
Other - 3.1%
 Danville, VA, Industrial Development Authority,
  Industrial Development Rev. (Piedmont Mall),
  8s, 2013                                            $2,875             $  2,928,906
 New River Valley, VA, Regional Jail Authority,
  MBIA, 5.125s, 2019                                   6,905                6,938,075
 Pamunkey, VA, Regional Jail Authority, MBIA,
  5.75s, 2018                                          2,500                2,691,525
                                                                         ------------
                                                                         $ 12,558,506
-------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $385,225,758)                    $410,050,930
-------------------------------------------------------------------------------------

Floating Rate Demand Notes - 0.3%
-------------------------------------------------------------------------------------
 District of Columbia, due 08/15/38                   $  500             $    500,000
 New Castle, PA, Area Hospital Authority
  (Jameson Memorial Hospital), due 07/01/26              600                  600,000
-------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                     $  1,100,000
-------------------------------------------------------------------------------------
Total Investments (Identified Cost, $386,325,758)                        $411,150,930

Other Assets, Less Liabilities - (0.8%)                                    (3,103,005)
-------------------------------------------------------------------------------------
Net assets - 100.0%                                                      $408,047,925
-------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

MFS WEST VIRGINIA MUNICIPAL BOND FUND
Municipal Bonds - 97.3%

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
General Obligation - 16.5%
 Charleston, WV, Public Improvement, 7.2s, 2008       $1,240              $ 1,499,978
 Charleston, WV, Public Improvement, 7.2s, 2009        1,140                1,388,281
 Jefferson County, WV, Board of Education, FGIC,
  6.85s, 2009                                          1,680                1,998,746
 Monongalia County, WV, Board of Education,
  MBIA, 7s, 2005                                         500                  574,220
 State of West Virginia, FGIC, 5s, 2015                1,500                1,498,020
 State of West Virginia, FGIC, 5.5s, 2017              2,565                2,634,691
 State of West Virginia, FGIC, 5s, 2021                4,000                3,904,880
 State of West Virginia, FGIC, 5.25s, 2026             8,000                8,025,520
 State of West Virginia, Water Development
  Authority Rev., FSA, 6.2s, 2024                      3,000                3,331,020
                                                                          -----------
                                                                          $24,855,356
-------------------------------------------------------------------------------------
State and Local Appropriation - 9.4%
 Charlestown, WV, Urban Renewal Authority Lease
  Rev., FSA, 5.05s, 2014                              $1,500              $ 1,514,295
 Huntington, WV, Municipal Development Authority
  Rev., MBIA, 5.1s, 2018                               2,740                2,729,752
 Puerto Rico Public Buildings Authority, 5.25s,
  2021+                                                3,115                3,150,231
 West Virginia Building Commission, Lease Rev.
  (West Virginia Regional Jail), AMBAC,
  5.375s, 2018+                                        3,000                3,160,680
 West Virginia School Building Authority,
  Refunding Capital Improvement, "B", FSA,
  5.25s, 2021                                          3,550                3,590,151
                                                                          -----------
                                                                          $14,145,109
-------------------------------------------------------------------------------------
Refunded and Special Obligations - 12.4%
 Cabell, WV, Board of Education, MBIA, 6s, 2006       $  500              $   558,425
 Kanawha County, WV, Building Commission (St.
  Francis Hospital), 7.5s, 2007                          215                  245,274
 Kanawha, Merc, & Nicholas Counties, WV, Single
  Family Mortage Rev., 0s, 2014                        2,230                  943,067
 Ohio County, WV, Board of Education, MBIA,
  5.25s, 2018                                          1,180                1,224,899
 Puerto Rico Aqueduct & Sewer Authority Rev.,
  9s, 2005                                             1,500                1,844,925
 West Virginia Building Commission, Lease Rev.
  (West Virginia Regional Jail), MBIA, 7s, 2000+       1,000                1,062,960
 West Virginia Building Commission, Lease Rev.
  (West Virginia Regional Jail), MBIA, 0s, 2007+       3,150                2,204,622
 West Virginia Building Commission, Lease Rev.
  (West Virginia Regional Jail), MBIA, 0s, 2008+       3,050                2,034,899
 West Virginia Building Commission, Lease Rev.
  (West Virginia Regional Jail), MBIA, 0s, 2009+       2,500                1,585,300
 West Virginia Parkways, Economic Development
  & Tourism Authority, FGIC, 0s, 2005                  2,250                1,738,372
 West Virginia Parkways, Economic Development
  & Tourism Authority, FGIC, 0s, 2007                  2,000                1,399,760
 West Virginia Parkways, Economic Development
  Authority, FGIC, 0s, 2006                            2,500                1,840,150
 West Virginia Parkways, Economic Development
  Authority, FGIC, 0s, 2008                              610                  406,980
 West Virginia Water Development Authority,
  7.625s, 2000                                           500                  541,485
 West Virginia Water Development Authority,
  7.4s, 2001                                             750                  833,993
 West Virginia Water Development Authority,
  7.1s, 2009                                             235                  270,734
                                                                          -----------
                                                                          $18,735,845
-------------------------------------------------------------------------------------

28 - MWV

-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Electric and Gas Utility Revenue - 12.2%
 Marshall County, WV, Pollution Control Rev. (Ohio
  Power Co.), 6.85s, 2022                             $2,000             $  2,158,420
 Marshall County, WV, Pollution Control Rev. (Ohio
  Power Co.), MBIA, 6.85s, 2022                        3,150                3,457,975
 Mason County, WV, Pollution Control Rev.
  (Appalachian Power), MBIA, 6.6s, 2022                7,000                7,706,230
 Puerto Rico Electric Power Authority, MBIA, 0s, 2017  3,705                1,527,831
 Putnam County, WV, Pollution Control Rev.
  (Applachian Power Co.), MBIA, 6.6s, 2019             3,200                3,506,240
                                                                         ------------
                                                                         $ 18,356,696
-------------------------------------------------------------------------------------
Health Care Revenue - 7.1%
 Berkeley County, WV, Building Commission,
  Hospital Rev. (City Hospital), 6.5s, 2022           $2,500             $  2,644,475
 Monongalia County, WV, Health Facilities Rev.
  (Beverly Enterprises, Inc.), 10s, 2007                 775                  807,782
 Ohio County, WV, County Commission Health
  System (Ohio Valley Medical Center), 5.75s, 2013       750                  744,810
 West Virginia Hospital Finance Authority
  (Charleston Area Medical Center), 6.5s, 2023         2,000                2,146,200
 West Virginia Hospital Finance Authority (Fairmont
  General Hospital), 6.625s, 2019                      2,000                2,141,420
 West Virginia Hospital Finance Authority (General
  Division Medical Building), 7.25s, 2014              2,000                2,216,680
                                                                         ------------
                                                                         $ 10,701,367
-------------------------------------------------------------------------------------
Industrial Revenue (Corporate Guarantee) - 13.2%
 Braxton County, WV, Solid Waste Disposal
  (Weyerhaeuser Co.), 6.5s, 2025                      $2,000             $  2,186,240
 Jackson County, WV, Pollution Control Rev.
  (Kaiser Aluminum & Chemical Corp.), 6.5s, 2008       3,235                3,244,996
 Kanawha County, WV, Commercial Development
  Rev. (Kroger Co.), 8s, 2011                          1,000                1,101,850
 Kanawha County, WV, Commercial Development
  Rev. (May Department Stores Co.), 6.5s, 2003         3,000                3,268,410
 Kanawha County, WV, Pollution Control Rev.
  (Union Carbide Corp.), 8s, 2020                      2,000                2,120,640
 Monongalia County, WV, Commercial
  Development Rev. (Kroger Co.), 7.7s, 2012            2,000                2,225,180
 Ohio County, WV, Industrial Development Rev.
  (Kroger Co.), 8.125s, 2011                           2,000                2,214,800
 Putnam County, WV, Industrial Development Rev.
  (Rite Aid Corp.), 10.375s, 2002                        590                  592,702
 South Charleston, WV, Pollution Control Rev.
  (Union Carbide Corp.), 7.625s, 2005                  2,500                2,893,925
                                                                         ------------
                                                                         $ 19,848,743
-------------------------------------------------------------------------------------
Insured Health Care Revenue - 7.4%
 Harrison County, WV, Building Commission Rev.
  (Maplewood Retirement), AMBAC, 5.25s, 2021          $2,625             $  2,656,710
 Monongalia County, WV, Building Commission,
  Health Rev. (Monongalia General Hospital),
  MBIA, 6.625s, 2011                                   1,000                1,067,280
 Randolph County, WV, Community Health System
  Rev. (Davis Health System, Inc.), FSA, 5.2s, 2021    1,000                  999,260
 West Virginia Hospital Finance Authority (Cabell
  Huntington Hospital), AMBAC, 6.25s, 2019             5,000                5,468,550
 West Virginia Hospital Finance Authority (West
  Virginia University Hospital), AMBAC, 5s, 2018       1,000                  978,170
                                                                         ------------
                                                                         $ 11,169,970
-------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 0.9%
 Huntington, WV, Housing Corp., Multi-Family Rev.,
  FNMA, 7.5s, 2024                                    $  800             $    844,704


-------------------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)                    Value
-------------------------------------------------------------------------------------
Multi-Family Housing Revenue - continued
 Webster County, WV, Housing Development Rev.
  (Circlebrook), FHA, 6.35s, 2008                     $  485             $    515,759
                                                                         ------------
                                                                         $  1,360,463
-------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.3%
 Virgin Islands Public Finance Authority,
  5.625s, 2025                                        $  500             $    508,050
-------------------------------------------------------------------------------------
Single Family Housing Revenue - 2.6%
 Berkeley County, WV, Residential Mortgage Rev.,
  7.875s, 2012                                        $  145             $    150,658
 Charles Town, WV, Residential Mortgage Rev.,
  6.2s, 2011                                             380                  396,169
 Mason County, WV, 0s, 2014                            1,700                  546,023
 West Virginia Housing Development Fund, 7.2s, 2020    1,765                1,865,640
 West Virginia Housing Development Fund, 5.3s, 2023    1,000                  998,290
                                                                         ------------
                                                                         $  3,956,780
-------------------------------------------------------------------------------------
Turnpike Revenue - 4.9%
 Puerto Rico Highway & Transportation Authority,
  5.5s, 2013                                          $2,000             $  2,162,060
 West Virginia Parkways, Economic Development
  & Tourism Authority, FGIC, 0s, 2006                  1,885                1,400,442
 West Virginia Parkways, Economic Development
  & Tourism Authority, FGIC, 8.184s, 2019++            3,300                3,721,410
                                                                         ------------
                                                                         $  7,283,912
-------------------------------------------------------------------------------------
Universities - 2.0%
 West Virginia University Rev. (West Virginia
  University), AMBAC, 5s, 2017                        $1,000            $    991,660
 West Virgina University Rev. (West Virginia
  Dormitory), AMBAC, 5s, 2022                          2,000                1,954,560
                                                                         ------------
                                                                         $  2,946,220
-------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 7.2%
 Beckley, WV, Industrial Development Rev.
  (Beckley Water Co.), 7s, 2017                       $2,000             $  2,166,880
 Charleston, WV, Sewer Rev., MBIA, 6.5s, 2017          2,260                2,485,616
 Fairmont, WV, Waterworks Rev., AMBAC, 5.25s, 2015     1,825                1,902,289
 Fairmont, WV, Waterworks Rev., AMBAC, 5.25s, 2017     1,000                1,019,770
 West Virginia Water Development Authority, FSA,
  5s, 2018                                             1,270                1,249,667
 West Virginia Water Development Authority, FSA,
  5.25s, 2035                                          2,000                2,015,280
                                                                         ------------
                                                                         $ 10,839,502
-------------------------------------------------------------------------------------
Other - 1.2%
 West Virginia Building Commission, Lottery Rev.,
  MBIA, 5.25s, 2010                                   $1,750             $  1,851,448
-------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $134,480,252)                    $146,559,461
-------------------------------------------------------------------------------------

Floating Rate Demand Notes - 1.1%
-------------------------------------------------------------------------------------
 District of Columbia, due 08/15/38                   $1,300             $  1,300,000
 Jackson County, MS, Pollution Control Rev.
  (Chevron USA, Inc.), due 12/01/16                      400                  400,000
-------------------------------------------------------------------------------------
Total Floating Rate Demand Notes, at Identified Cost                     $  1,700,000
-------------------------------------------------------------------------------------
Total Investments (Identified Cost, $136,180,252)                        $148,259,461

Other Assets, Less Liabilities - 1.6%                                       2,362,348
-------------------------------------------------------------------------------------
Net assets - 100.0%                                                      $150,621,809
-------------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements

Portfolio Footnotes:
*Non-income producing security -- in default.
+Restricted security.
++Inverse floating rate security.

                                                                        29 - MWV

Financial Statements

Statements of Assets and Liabilities

                                                                                    Mississippi        New York
March 31, 1999                                                                             Fund            Fund
---------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                  $ 71,051,605    $132,575,394
  Unrealized appreciation                                                             6,130,383      12,405,219
                                                                                   ------------    ------------
    Total, at value                                                                $ 77,181,988    $144,980,613
 Cash                                                                                     9,130          83,088
 Receivable for Fund shares sold                                                        182,390         410,779
 Receivable for investments sold                                                           --            35,000
 Interest receivable                                                                  1,277,035       2,045,524
 Other assets                                                                               996           1,904
                                                                                   ------------    ------------
    Total assets                                                                   $ 78,651,539    $147,556,908
                                                                                   ------------    ------------
Liabilities:
 Distributions payable                                                             $    181,908    $    236,294
 Payable for Fund shares reacquired                                                      69,961          48,027
 Payable for investments purchased                                                       --              --
 Payable to affiliates -
  Management fee                                                                            854           1,602
  Shareholder servicing agent fee                                                           240             451
  Distribution and service fee                                                              992           1,619
  Administrative fee                                                                         32              60
 Accrued expenses and other liabilities                                                  63,280          94,419
                                                                                   ------------    ------------
    Total liabilities                                                              $    317,267    $    382,472
                                                                                   ------------    ------------
Net assets                                                                         $ 78,334,272    $147,174,436
                                                                                   ------------    ------------
Net assets consist of:
 Paid-in capital                                                                   $ 75,321,153    $135,244,630
 Unrealized appreciation on investments                                               6,130,383      12,405,219
 Accumulated net realized loss on investments                                        (3,200,255)       (470,730)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                                  82,991          (4,683)
                                                                                   ------------    ------------
    Total                                                                          $ 78,334,272    $147,174,436
                                                                                   ------------    ------------
Shares of beneficial interest outstanding:
 Class A                                                                              6,732,225      10,361,445
 Class B                                                                              1,153,201       2,699,102
 Class C                                                                                 --              --
                                                                                   ------------    ------------
    Total shares of beneficial interest outstanding                                   7,885,426      13,060,547
                                                                                   ------------    ------------
Net assets:
 Class A                                                                           $ 66,868,799    $116,766,597
 Class B                                                                             11,465,473      30,407,839
 Class C                                                                                 --              --
                                                                                   ------------    ------------
    Total net assets                                                               $ 78,334,272    $147,174,436
                                                                                   ------------    ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)              $       9.93    $      11.27
                                                                                   ------------    ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)    $      10.43    $      11.83
                                                                                   ------------    ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)              $       9.94    $      11.27
                                                                                   ------------    ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)                    --              --
                                                                                   ------------    ------------

                                                                                 North Carolina    Pennsylvania
March 31, 1999                                                                             Fund            Fund
---------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                  $393,073,037    $ 43,538,046
  Unrealized appreciation                                                            31,097,902       2,487,754
                                                                                   ------------    ------------
    Total, at value                                                                $424,170,939    $ 46,025,800
 Cash                                                                                    68,896          61,080
 Receivable for Fund shares sold                                                        332,377          25,354
 Receivable for investments sold                                                     18,238,413          30,000
 Interest receivable                                                                  6,521,722         641,386
 Other assets                                                                             5,606           2,009
                                                                                   ------------    ------------
    Total assets                                                                   $449,337,953    $ 46,785,629
                                                                                   ------------    ------------
Liabilities:
 Distributions payable                                                             $    694,542    $     70,285
 Payable for Fund shares reacquired                                                     568,781           6,610
 Payable for investments purchased                                                   17,234,928       1,026,435
 Payable to affiliates -
  Management fee                                                                          4,698             497
  Shareholder servicing agent fee                                                         1,321           --
  Distribution and service fee                                                            5,283           2,174
  Administrative fee                                                                        176              --
 Accrued expenses and other liabilities                                                 134,804           1,557
                                                                                   ------------    ------------
    Total liabilities                                                              $ 18,644,533    $  1,107,558
                                                                                   ------------    ------------
Net assets                                                                         $430,693,420    $ 45,678,071
                                                                                   ------------    ------------
Net assets consist of:
 Paid-in capital                                                                   $400,895,282    $ 44,633,387
 Unrealized appreciation on investments                                              31,097,902       2,487,754
 Accumulated net realized loss on investments                                          (849,895)     (1,468,977)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                                (449,869)         25,907
                                                                                   ------------    ------------
    Total                                                                          $430,693,420    $ 45,678,071
                                                                                   ------------    ------------
Shares of beneficial interest outstanding:
 Class A                                                                             30,040,572       2,191,883
 Class B                                                                              4,289,766       2,417,394
 Class C                                                                              1,161,223          --
                                                                                   ------------    ------------
    Total shares of beneficial interest outstanding                                  35,491,561       4,609,277
                                                                                   ------------    ------------
Net assets:
 Class A                                                                           $364,576,333    $ 21,695,040
 Class B                                                                             52,033,028      23,983,031
 Class C                                                                             14,084,059          --
                                                                                   ------------    ------------
    Total net assets                                                               $430,693,420    $ 45,678,071
                                                                                   ------------    ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)              $      12.14    $       9.90
                                                                                   ------------    ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)    $      12.75    $      10.39
                                                                                   ------------    ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)              $      12.13    $       9.92
                                                                                   ------------    ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)              $      12.13          --
                                                                                   ------------    ------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.
See notes to financial statements

-----------------------------------------------------------------------------------------------
                                                                                 South Carolina
March 31, 1999                                                                             Fund
-----------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                  $164,461,269
  Unrealized appreciation                                                            12,579,233
                                                                                   ------------
    Total, at value                                                                $177,040,502
 Cash                                                                                    37,471
 Receivable for Fund shares sold                                                        384,196
 Receivable for investments sold                                                      9,536,779
 Interest receivable                                                                  2,343,741
 Other assets                                                                             2,319
                                                                                   ------------
    Total assets                                                                   $189,345,008
                                                                                   ------------
Liabilities:
 Distributions payable                                                             $    307,272
 Payable for Fund shares reacquired                                                     120,761
 Payable for investments purchased                                                    6,801,026
 Payable to affiliates -
  Management fee                                                                          1,985
  Shareholder servicing agent fee                                                           558
  Distribution and service fee                                                            2,378
  Administrative fee                                                                         75
 Accrued expenses and other liabilities                                                  98,568
                                                                                   ------------
    Total liabilities                                                              $  7,332,623
                                                                                   ------------
Net assets                                                                         $182,012,385
                                                                                   ------------
Net assets consist of:
 Paid-in capital                                                                   $169,108,414
 Unrealized appreciation on investments                                              12,579,233
 Accumulated undistributed net realized
  gain (loss) on investments                                                            426,551
 Accumulated undistributed (distributions in excess of)
  net investment income                                                                (101,813)
                                                                                   ------------
    Total                                                                          $182,012,385
                                                                                   ------------
Shares of beneficial interest outstanding:
 Class A                                                                             11,682,365
 Class B                                                                              2,904,325
 Class C                                                                                  --
                                                                                   ------------
    Total shares of beneficial interest outstanding                                  14,586,690
                                                                                   ------------
Net assets:
 Class A                                                                           $145,786,879
 Class B                                                                             36,225,506
 Class C                                                                                   --
                                                                                   ------------
    Total net assets                                                               $182,012,385
                                                                                   ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)              $      12.48
                                                                                   ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share     $      13.10
                                                                                   ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)              $      12.47
                                                                                   ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)                     --
                                                                                   ------------

---------------------------------------------------------------------------------------------------------------
                                                                                      Tennessee        Virginia
March 31, 1999                                                                             Fund            Fund
---------------------------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                 $ 130,747,386    $386,325,758
  Unrealized appreciation                                                             9,251,225      24,825,172
                                                                                  -------------    ------------
    Total, at value                                                               $ 139,998,611    $411,150,930
 Cash                                                                                    42,535          74,771
 Receivable for Fund shares sold                                                        302,355         397,582
 Receivable for investments sold                                                           --        12,532,120
 Interest receivable                                                                  1,702,469       5,890,017
 Other assets                                                                             1,666           5,338
                                                                                  -------------    ------------
    Total assets                                                                  $ 142,047,636    $430,050,758
                                                                                  -------------    ------------
Liabilities:
 Distributions payable                                                            $     244,300    $    788,454
 Payable for Fund shares reacquired                                                      38,503         464,493
 Payable for investments purchased                                                    1,616,610      20,613,603
 Payable to affiliates -
  Management fee                                                                          1,527           4,441
  Shareholder servicing agent fee                                                           429           1,249
  Distribution and service fee                                                            1,739           4,631
  Administrative fee                                                                         57             167
 Accrued expenses and other liabilities                                                  83,241         125,795
                                                                                  -------------    ------------
    Total liabilities                                                             $   1,986,406    $ 22,002,833
                                                                                  -------------    ------------
Net assets                                                                        $ 140,061,230    $408,047,925
                                                                                  -------------    ------------
Net assets consist of:
 Paid-in capital                                                                  $ 129,923,047    $385,926,778
 Unrealized appreciation on investments                                               9,251,225      24,825,172
 Accumulated undistributed net realized
  gain (loss) on investments                                                            824,769      (1,711,217)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                                  62,189        (992,808)
                                                                                  -------------    ------------
    Total                                                                         $ 140,061,230    $408,047,925
                                                                                  -------------    ------------
Shares of beneficial interest outstanding:
 Class A                                                                             10,789,132      31,535,951
 Class B                                                                              2,095,327       3,073,431
 Class C                                                                                   --           562,185
                                                                                  -------------    ------------
    Total shares of beneficial interest outstanding                                  12,884,459      35,171,567
                                                                                  -------------    ------------
Net assets:
 Class A                                                                          $ 117,295,928    $365,880,147
 Class B                                                                             22,765,302      35,644,364
 Class C                                                                                   --         6,523,414
                                                                                  -------------    ------------
    Total net assets                                                              $ 140,061,230    $408,047,925
                                                                                  -------------    ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)             $       10.87    $      11.60
                                                                                  -------------    ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)   $       11.41    $      12.18
                                                                                  -------------    ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)             $       10.86    $      11.60
                                                                                  -------------    ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)                     --       $      11.60
                                                                                  -------------    ------------

-----------------------------------------------------------------------------------------------
                                                                                  West Virginia
March 31, 1999                                                                             Fund
-----------------------------------------------------------------------------------------------
Assets:
 Investments -
  Identified cost                                                                  $136,180,252
  Unrealized appreciation                                                            12,079,209
                                                                                   ------------
    Total, at value                                                                $148,259,461
 Cash                                                                                    66,800
 Receivable for Fund shares sold                                                        191,072
 Receivable for investments sold                                                         20,000
 Interest receivable                                                                  2,549,018
 Other assets                                                                             1,924
                                                                                   ------------
    Total assets                                                                   $151,088,275
                                                                                   ------------
Liabilities:
 Distributions payable                                                             $    258,764
 Payable for Fund shares reacquired                                                     111,331
 Payable for investments purchased                                                           --
 Payable to affiliates -
  Management fee                                                                          1,638
  Shareholder servicing agent fee                                                           461
  Distribution and service fee                                                            1,738
  Administrative fee                                                                         61
 Accrued expenses and other liabilities                                                  92,473
                                                                                   ------------
    Total liabilities                                                              $    466,466
                                                                                   ------------
Net assets                                                                         $150,621,809
                                                                                   ------------
Net assets consist of:
 Paid-in capital                                                                   $141,846,242
 Unrealized appreciation on investments                                              12,079,209
 Accumulated undistributed net realized
  gain (loss) on investments                                                         (2,794,663)
 Accumulated undistributed (distributions in excess of)
  net investment income                                                                (508,979)
                                                                                   ------------
    Total                                                                          $150,621,809
                                                                                   ------------
Shares of beneficial interest outstanding:
 Class A                                                                             11,362,659
 Class B                                                                              1,462,075
 Class C                                                                                 --
                                                                                   ------------
    Total shares of beneficial interest outstanding                                  12,824,734
                                                                                   ------------
Net assets:
 Class A                                                                           $133,456,157
 Class B                                                                             17,165,652
 Class C                                                                                 --
                                                                                   ------------
    Total net assets                                                               $150,621,809
                                                                                   ------------
Class A shares:
 Net asset value per share
  (net assets [divided by] shares of beneficial interest outstanding)              $      11.75
                                                                                   ------------
 Offering price per share (100 [divided by] 95.25 of net asset value per share)    $      12.34
                                                                                   ------------
Class B shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)              $      11.74
                                                                                   ------------
Class C shares:
 Net asset value and offering price per share
  (net assets [divided by] shares of beneficial interest outstanding)                    --
                                                                                   ------------

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.
See notes to financial statements

Statements of Operations


-----------------------------------------------------------------------------------------------------------------------------
                                                                   Mississippi        New York   North Carolina  Pennsylvania
Year Ended March 31, 1999                                                 Fund            Fund             Fund          Fund
-----------------------------------------------------------------------------------------------------------------------------
Net investment income:
 Interest income                                                    $4,353,532    $  8,463,128     $ 24,726,675    $2,201,934
                                                                    ----------    ------------     ------------    ----------
 Expenses -
  Management fee                                                    $  421,088    $    794,340     $  2,360,841    $  228,312
  Trustees' compensation                                                17,430          18,411           20,063        17,694
  Shareholder servicing agent fee                                       86,069         162,359          482,539        46,896
  Distribution and service fee (Class A)                                  --           288,997        1,293,941          --
  Distribution and service fee (Class B)                                83,668         287,201          483,772       170,157
  Distribution and service fee (Class C)                                  --              --            108,492          --
  Administrative fee                                                     9,599          18,071           53,811         5,215
  Custodian fee                                                         28,841          52,288          141,150        16,763
  Printing                                                               7,124          13,258           35,513         5,027
  Postage                                                                3,733           7,999           21,120         2,724
  Auditing fees                                                         32,765          33,258           31,759        30,765
  Legal fees                                                             4,140           1,106            4,663         3,393
  Miscellaneous                                                         46,907          55,250          129,983        28,185
                                                                    ----------    ------------     ------------    ----------
    Total expenses                                                  $  741,364    $  1,732,538     $  5,167,647    $  555,131
  Fees paid indirectly                                                 (11,839)        (27,531)         (68,633)       (8,239)
  Reduction of expenses by investment adviser                          (92,749)       (174,958)        (519,591)     (199,040)
                                                                    ----------    ------------     ------------    ----------
    Net expenses                                                    $  636,776    $  1,530,049     $  4,579,423    $  347,852
                                                                    ----------    ------------     ------------    ----------
     Net investment income                                          $3,716,756    $  6,933,079     $ 20,147,252    $1,854,082
                                                                    ----------    ------------     ------------    ----------
Realized and unrealized gain (loss) on investments:
 Realized gain (loss) (identified cost basis) -
  Investment transactions                                           $   76,525    $  2,297,680     $  5,879,765    $  186,127
  Futures contracts                                                     18,037          23,730         (738,171)        4,145
                                                                    ----------    ------------     ------------    ----------
    Net realized gain on investments                                $   94,562    $  2,321,410     $  5,141,594    $  190,272
 Change in unrealized appreciation (depreciation) on investments       308,084      (2,186,539)      (5,778,205)      119,606
                                                                    ----------    ------------     ------------    ----------
     Net realized and unrealized gain (loss) on investments         $  402,646    $    134,871     $   (636,611)   $  309,878
                                                                    ----------    ------------     ------------    ----------
      Increase in net assets from operations                        $4,119,402    $  7,067,950     $ 19,510,641    $2,163,960
                                                                    ==========    ============     ============    ==========

See notes to financial statements

-----------------------------------------------------------------------------------------------------------------------------
                                                                South Carolina       Tennessee       Virginia   West Virginia
Year Ended March 31, 1999                                                 Fund            Fund           Fund            Fund
-----------------------------------------------------------------------------------------------------------------------------
Net investment income:
 Interest income                                                  $  9,938,078    $  7,437,623     $ 23,219,418    $8,571,570
                                                                  ------------    ------------     ------------    ----------
 Expenses -
  Management fee                                                  $    980,307    $    701,813     $  2,232,327    $  810,284
  Trustees' compensation                                                19,268          19,090           19,962        19,150
  Shareholder servicing agent fee                                      200,373         143,458          456,269       165,623
  Distribution and service fee (Class A)                               511,304         376,654        1,284,437       457,498
  Distribution and service fee (Class B)                               320,229         199,023          341,856       165,063
  Distribution and service fee (Class C)                                  --              --             44,052          --
  Administrative fee                                                    22,313          16,004           50,821        18,443
  Custodian fee                                                         61,266          45,301          137,937        52,436
  Printing                                                              15,754           9,372           33,742        12,850
  Postage                                                                8,918           5,105           17,671         5,613
  Auditing fees                                                         30,759          32,258           22,458        31,458
  Legal fees                                                             4,042           3,211            4,553         4,263
  Miscellaneous                                                         67,364          50,742          132,396        58,433
                                                                  ------------    ------------     ------------    ----------
    Total expenses                                                $  2,241,897    $  1,602,031     $  4,778,481    $1,801,114
  Fees paid indirectly                                                 (23,726)        (23,489)         (87,571)      (19,708)
  Reduction of expenses by investment adviser                         (216,017)       (154,783)        (491,314)     (178,516)
                                                                  ------------    ------------     ------------    ----------
    Net expenses                                                  $  2,002,154    $  1,423,759     $  4,199,596    $1,602,890
                                                                  ------------    ------------     ------------    ----------
     Net investment income                                        $  7,935,924    $  6,013,864     $ 19,019,822    $6,968,680
                                                                  ------------    ------------     ------------    ----------
Realized and unrealized gain (loss) on investments:
 Realized gain (identified cost basis) -
  Investment transactions                                         $  1,538,393    $  1,015,510     $  4,967,452    $  444,899
  Futures contracts                                                     51,424          36,108          119,136        41,103
                                                                  ------------    ------------     ------------    ----------
    Net realized gain on investments                              $  1,589,817    $  1,051,618     $  5,086,588    $  486,002
 Change in unrealized depreciation on investments                   (2,199,147)     (1,234,421)      (5,493,034)     (796,403)
                                                                  ------------    ------------     ------------    ----------
     Net realized and unrealized loss on investments              $   (609,330)   $   (182,803)    $   (406,446)   $ (310,401)
                                                                  ------------    ------------     ------------    ----------
      Increase in net assets from operations                      $  7,326,594    $  5,831,061     $ 18,613,376    $6,658,279
                                                                  ------------    ------------     ------------    ----------

See notes to financial statements

Statements of Changes in Net Assets


------------------------------------------------------------------------------
                                                                   Mississippi
Year Ended March 31, 1999                                                 Fund
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                            $  3,716,756
 Net realized gain on investments                                       94,562
 Net unrealized gain (loss) on investments                             308,084
                                                                  ------------
  Increase in net assets from operations                          $  4,119,402
                                                                  ------------
Distributions declared to shareholders -
 From net investment income (Class A)                             $ (3,287,679)
 From net investment income (Class B)                                 (454,600)
 From net investment income (Class C)                                     --
 In excess of net investment income (Class A)                             --
 In excess of net investment income (Class B)                             --
                                                                  ------------
  Total distributions declared to shareholders                    $ (3,742,279)
                                                                  ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                 $  7,347,508
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                   1,634,892
 Cost of shares reacquired                                          (7,804,067)
                                                                  ------------
  Net increase (decrease) in net assets from Fund
   share transactions                                             $  1,178,333
                                                                  ------------
    Total increase (decrease) in net assets                       $  1,555,456
Net assets:
 At beginning of period                                             76,778,816
                                                                  ------------
 At end of period                                                 $ 78,334,272
                                                                  ============
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period    $     82,991
                                                                  ============


-----------------------------------------------------------------------------------------------------------------
                                                                      New York    North Carolina     Pennsylvania
Year Ended March 31, 1999                                                 Fund              Fund             Fund
-----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                           $   6,933,079    $   20,147,252     $  1,854,082
 Net realized gain on investments                                    2,321,410         5,141,594          190,272
 Net unrealized gain (loss) on investments                          (2,186,539)       (5,778,205)         119,606
                                                                 -------------    --------------     ------------
  Increase in net assets from operations                         $   7,067,950    $   19,510,641     $  2,163,960
                                                                 -------------    --------------     ------------
Distributions declared to shareholders -
 From net investment income (Class A)                            $  (5,734,216)   $  (17,636,624)    $   (968,779)
 From net investment income (Class B)                               (1,208,410)       (1,992,249)        (895,842)
 From net investment income (Class C)                                   --              (445,446)           --
 In excess of net investment income (Class A)                           (3,870)          --                 --
 In excess of net investment income (Class B)                             (815)          --                 --
                                                                 -------------    --------------     ------------
  Total distributions declared to shareholders                   $  (6,947,311)   $  (20,074,319)    $ (1,864,621)
                                                                 -------------    --------------     ------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                $  29,293,927    $   95,174,583     $  9,693,546
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                   4,020,370        11,591,211        1,050,475
 Cost of shares reacquired                                         (32,254,619)     (108,484,241)      (4,833,679)
                                                                 -------------    --------------     ------------
  Net increase (decrease) in net assets from Fund
   share transactions                                            $   1,059,678    $   (1,718,447)    $  5,910,342
                                                                 -------------    --------------     ------------
    Total increase (decrease) in net assets                      $   1,180,317    $   (2,282,125)    $  6,209,681
Net assets:
 At beginning of period                                            145,994,119       432,975,545       39,468,390
                                                                 -------------    --------------     ------------
 At end of period                                                $ 147,174,436    $  430,693,420     $ 45,678,071
                                                                 =============    ==============     ============
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period   $      (4,683)   $     (449,869)    $     25,907
                                                                 =============    ==============     ============

See notes to financial statements

------------------------------------------------------------------------------------------------
                                                                 South Carolina        Tennessee
Year Ended March 31, 1999                                                  Fund             Fund
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                            $   7,935,924    $   6,013,864
 Net realized gain on investments                                     1,589,817        1,051,618
 Net unrealized loss on investments                                  (2,199,147)      (1,234,421)
                                                                  -------------    -------------
  Increase in net assets from operations                          $   7,326,594    $   5,831,061
                                                                  -------------    -------------
Distributions declared to shareholders -
 From net investment income (Class A)                             $  (6,682,276)   $  (5,137,762)
 From net investment income (Class B)                                (1,253,648)        (821,549)
 From net investment income (Class C)                                    --                 --
 From net realized gain on investments (Class A)                         --           (337,988)
 From net realized gain on investments (Class B)                         --            (64,567)
 In excess of net investment income (Class A)                           (23,065)            --
 In excess of net investment income (Class B)                            (4,327)            --
                                                                  -------------    -------------
  Total distributions declared to shareholders                    $  (7,963,316)   $  (6,361,866)
                                                                  -------------    -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                 $  21,347,777    $  23,846,170
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                    4,185,898        3,141,165
 Cost of shares reacquired                                          (19,791,022)     (13,464,339)
                                                                  -------------    -------------
  Net increase (decrease) in net assets from Fund
   share transactions                                             $   5,742,653    $  13,522,996
                                                                  -------------    -------------
    Total increase (decrease) in net assets                       $   5,105,931    $  12,992,191
Net assets:
 At beginning of period                                             176,906,454      127,069,039
                                                                  -------------    -------------
 At end of period                                                 $ 182,012,385    $ 140,061,230
                                                                  -------------    -------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period    $    (101,813)   $      62,189
                                                                  -------------    -------------


------------------------------------------------------------------------------------------------
                                                                       Virginia    West Virginia
Year Ended March 31, 1999                                                  Fund             Fund
------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                            $  19,019,822    $   6,968,680
 Net realized gain on investments                                     5,086,588          486,002
 Net unrealized loss on investments                                  (5,493,034)        (796,403)
                                                                  -------------    -------------
  Increase in net assets from operations                          $  18,613,376    $   6,658,279
                                                                  -------------    -------------
Distributions declared to shareholders -
 From net investment income (Class A)                             $ (17,358,181)   $  (6,282,387)
 From net investment income (Class B)                                (1,394,357)        (686,293)
 From net investment income (Class C)                                  (179,277)            --
 From net realized gain on investments (Class A)                           --               --
 From net realized gain on investments (Class B)                           --               --
 In excess of net investment income (Class A)                              --            (26,990)
 In excess of net investment income (Class B)                              --             (2,948)
                                                                  -------------    -------------
  Total distributions declared to shareholders                    $ (18,931,815)   $  (6,998,618)
                                                                  -------------    -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                 $  56,562,932    $  15,549,189
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                    9,409,188        3,876,569
 Cost of shares reacquired                                          (66,614,366)     (13,937,487)
                                                                  -------------    -------------
  Net increase (decrease) in net assets from Fund
   share transactions                                             $    (642,246)   $   5,488,271
                                                                  -------------    -------------
    Total increase (decrease) in net assets                       $    (960,685)   $   5,147,932
Net assets:
 At beginning of period                                             409,008,610      145,473,877
                                                                  -------------    -------------
 At end of period                                                 $ 408,047,925    $ 150,621,809
                                                                  -------------    -------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period    $    (992,808)   $    (508,979)
                                                                  -------------    -------------

See notes to financial statements

-------------------------------------------------------------------------------
                                                                    Mississippi
Year Ended March 31, 1998                                                  Fund
-------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                            $   3,797,478
 Net realized gain on investments                                     1,058,128
 Net unrealized gain on investments                                   3,159,311
                                                                  -------------
  Increase in net assets from operations                          $   8,014,917
                                                                  -------------
Distributions declared to shareholders -
 From net investment income (Class A)                             $  (3,282,482)
 From net investment income (Class B)                                  (453,554)
 From net investment income (Class C)                                     --
                                                                  -------------
    Total distributions declared to shareholders                  $  (3,736,036)
                                                                  -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                 $   4,313,446
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                    1,609,390
 Cost of shares reacquired                                          (11,066,227)
                                                                  -------------
  Net increase (decrease) in net assets from Fund share
   transactions                                                   $  (5,143,391)
                                                                  -------------
    Total increase (decrease) in net assets                       $    (864,510)
Net assets:
 At beginning of period                                              77,643,326
                                                                  -------------
 At end of period                                                 $  76,778,816
                                                                  =============
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period    $     108,514
                                                                  =============


-----------------------------------------------------------------------------------------------------------------------
                                                                             New York   North Carolina     Pennsylvania
Year Ended March 31, 1998                                                        Fund             Fund             Fund
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                                  $   7,382,451    $  20,821,970    $   1,877,514
 Net realized gain on investments                                             557,413        4,101,800          370,355
 Net unrealized gain on investments                                         8,128,220       17,339,006        1,973,736
                                                                        -------------    -------------    -------------
  Increase in net assets from operations                                $  16,068,084    $  42,262,776    $   4,221,605
                                                                        -------------    -------------    -------------
Distributions declared to shareholders -
 From net investment income (Class A)                                   $  (5,984,379)   $ (18,623,468)   $    (912,228)
 From net investment income (Class B)                                      (1,119,683)      (1,800,152)        (971,524)
 From net investment income (Class C)                                          --             (300,815)          --
                                                                        -------------    -------------    -------------
    Total distributions declared to shareholders                        $  (7,104,062)   $ (20,724,435)   $  (1,883,752)
                                                                        -------------    -------------    -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                       $  30,612,726    $  53,922,184    $   7,256,261
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                          4,100,520       12,040,260        1,024,716
 Cost of shares reacquired                                                (45,994,931)     (78,460,580)     (12,981,830)
                                                                        -------------    -------------    -------------
  Net increase (decrease) in net assets from Fund share
   transactions                                                         $ (11,281,685)   $ (12,498,136)   $  (4,700,853)
                                                                        -------------    -------------    -------------
    Total increase (decrease) in net assets                             $  (2,317,663)   $   9,040,205    $  (2,363,000)
Net assets:
 At beginning of period                                                   148,311,782      423,935,340       41,831,390
                                                                        -------------    -------------    -------------
 At end of period                                                       $ 145,994,119    $ 432,975,545    $  39,468,390
                                                                        =============    =============    =============
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period          $       9,547    $    (573,058)   $      36,446
                                                                        =============    =============    =============

See notes to financial statements

-------------------------------------------------------------------------------------------------------
                                                                       South Carolina        Tennessee
Year Ended March 31, 1998                                                        Fund             Fund
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                                  $   8,350,683    $   6,153,537
 Net realized gain on investments                                           2,305,563        1,327,353
 Net unrealized gain on investments                                         6,822,281        5,784,067
                                                                        -------------    -------------
  Increase in net assets from operations                                $  17,478,527    $  13,264,957
                                                                        -------------    -------------
Distributions declared to shareholders -
 From net investment income (Class A)                                   $  (7,292,328)   $  (5,444,688)
 From net investment income (Class B)                                      (1,058,355)        (708,849)
 From net investment income (Class C)                                            --               --
 In excess of net investment income (Class A)                                 (10,662)         (29,444)
 In excess of net investment income (Class B)                                  (1,547)          (3,833)
 In excess of net investment income (Class C)                                    --               --
                                                                        -------------    -------------
    Total distributions declared to shareholders                        $  (8,362,892)   $  (6,186,814)
                                                                        -------------    -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                       $  17,049,823    $  11,515,607
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                          4,449,578        3,023,395
 Cost of shares reacquired                                                (24,487,967)     (16,983,923)
                                                                        -------------    -------------
  Net increase (decrease) in net assets from Fund share transactions    $  (2,988,566)   $  (2,444,921)
                                                                        -------------    -------------
    Total increase (decrease) in net assets                             $   6,127,069    $   4,633,222
Net assets:
 At beginning of period                                                   170,779,385      122,435,817
                                                                        -------------    -------------
 At end of period                                                       $ 176,906,454    $ 127,069,039
                                                                        -------------    -------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period          $    (144,164)   $       7,636
                                                                        -------------    -------------


------------------------------------------------------------------------------------------------------
                                                                             Virginia    West Virginia
Year Ended March 31, 1998                                                        Fund             Fund
------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
 Net investment income                                                  $  20,266,708    $   7,072,929
 Net realized gain on investments                                           6,279,954          345,141
 Net unrealized gain on investments                                        13,748,696        5,401,673
                                                                        -------------    -------------
  Increase in net assets from operations                                $  40,295,358    $  12,819,743
                                                                        -------------    -------------
Distributions declared to shareholders -
 From net investment income (Class A)                                   $ (18,762,689)   $  (6,433,739)
 From net investment income (Class B)                                      (1,362,739)        (639,190)
 From net investment income (Class C)                                        (141,280)            --
 In excess of net investment income (Class A)                                 (62,418)         (68,917)
 In excess of net investment income (Class B)                                  (4,534)          (6,847)
 In excess of net investment income (Class C)                                    (470)            --
                                                                        -------------    -------------
    Total distributions declared to shareholders                        $ (20,334,130)   $  (7,148,693)
                                                                        -------------    -------------
Fund share (principal) transactions -
 Net proceeds from sale of shares                                       $  43,445,071    $   9,813,340
 Net asset value of shares issued to shareholders
  in reinvestment of distributions                                          9,957,896        3,862,325
 Cost of shares reacquired                                                (77,289,917)     (13,566,545)
                                                                        -------------    -------------
  Net increase (decrease) in net assets from Fund share transactions    $ (23,886,950)   $     109,120
                                                                        -------------    -------------
    Total increase (decrease) in net assets                             $  (3,925,722)   $   5,780,170
Net assets:
 At beginning of period                                                   412,934,332      139,693,707
                                                                        -------------    -------------
 At end of period                                                       $ 409,008,610    $ 145,473,877
                                                                        -------------    -------------
Accumulated undistributed (distributions in excess of)
 net investment income included in net assets at end of period          $  (1,185,067)   $    (505,444)
                                                                        -------------    -------------

See notes to financial statements

Financial Highlights

-------------------------------------------------------------------------------------------------------------------
                                                 Mississippi Fund
-------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended March 31,
                                                                                           ------------------------
                                                                                               1999           1998
                                                                                           ------------------------
                                                                                            Class A
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                         $ 9.88         $ 9.35
                                                                                              ------         ------
Income from investment operations# -
 Net investment income[sec]                                                                   $ 0.49         $ 0.49
 Net realized and unrealized gain (loss) on investments                                         0.06           0.52
                                                                                              ------         ------
  Total from investment operations                                                            $ 0.55         $ 1.01
                                                                                              ------         ------
Less distributions declared to shareholders -
 From net investment income++++                                                               $(0.50)        $(0.48)
 From net realized gain on investments++++++                                                   --               --
 In excess of net realized gain on investments                                                 --               --
                                                                                              ------         ------
  Total distributions declared to shareholders                                                $(0.50)        $(0.48)
                                                                                              ------         ------
Net asset value - end of period                                                               $ 9.93         $ 9.88
                                                                                              ------         ------
Total return++                                                                                 5.62%         11.02%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                                    0.73%          0.78%
 Net investment income                                                                         4.94%          5.04%
Portfolio turnover                                                                                6%            18%
Net assets at end of period (000 omitted)                                                    $66,869        $66,061


                                                                                        Year Ended March 31,
                                                                                  ---------------------------------
                                                                                       1997        1996        1995
                                                                                  ---------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                $ 9.35      $ 9.15      $ 9.19
                                                                                     ------      ------      ------
Income from investment operations# -
 Net investment income[sec]                                                          $ 0.48      $ 0.52      $ 0.54
 Net realized and unrealized gain (loss) on investments                                0.00        0.20       (0.01)
                                                                                     ------      ------      ------
  Total from investment operations                                                   $ 0.48      $ 0.72      $ 0.53
                                                                                     ------      ------      ------
Less distributions declared to shareholders -
 From net investment income++++                                                      $(0.48)     $(0.52)     $(0.54)
 From net realized gain on investments++++++                                          --          --          (0.00)
 In excess of net realized gain on investments                                        --          --          (0.03)
                                                                                     ------      -------     ------
  Total distributions declared to shareholders                                       $(0.48)     $(0.52)     $(0.57)
                                                                                     ------      -------     ------
Net asset value - end of period                                                      $ 9.35      $ 9.35      $ 9.15
                                                                                     ------      -------     ------
Total return++                                                                        5.22%       7.99%       6.08%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                           0.87%       0.45%       0.22%
 Net investment income                                                                5.14%       5.51%       5.99%
Portfolio turnover                                                                      17%         31%         47%
Net assets at end of period (000 omitted)                                           $66,630     $74,435     $79,033

    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
    +Total returns for Class A shares do not include the applicable sales charge.
     If the charge had been included, the results would have been lower.
   ++For the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were less than $0.01.
  +++For the year ended March 31, 1995, the per share distribution from net realized gain on investments was less than $0.01.
[sec]Subject to reimbursment by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.40% of average daily net assets for certain of the periods indicated. The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

    Net investment income                                     $ 0.48      $ 0.48          --         $ 0.48     $ 0.48
    Ratios (to average net assets):
      Expenses##                                               0.85%       0.85%          --          0.88%      0.93%
      Net investment income                                    4.82%       4.97%          --          5.08%      5.28%

See notes to financial statements

-------------------------------------------------------------------------------------------------------------------
                                                 Mississippi Fund
-------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended March 31,
                                                                                           ------------------------
                                                                                               1999           1998
                                                                                           ------------------------
                                                                                            Class B
-------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                        $ 9.89         $ 9.36
                                                                                             ------         ------
Income from investment operations# -
 Net investment income[sec]                                                                  $ 0.41         $ 0.41
 Net realized and unrealized gain on investments                                               0.06           0.53
                                                                                             ------         ------
  Total from investment operations                                                           $ 0.47         $ 0.94
                                                                                             ------         ------
Less distributions declared to shareholders -
 From net investment income++                                                                $(0.42)       $ (0.41)
 From net realized gain on investments++++                                                    --               --
 In excess of net realized gain on investments                                                --               --
                                                                                             -------        -------
  Total distributions declared to shareholders                                               $(0.42)       $ (0.41)
                                                                                             -------        -------
Net asset value - end of period                                                              $ 9.94         $ 9.89
                                                                                             -------        -------
Total return                                                                                  4.80%         10.15%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                                   1.51%          1.56%
 Net investment income                                                                        4.16%          4.26%
Portfolio turnover                                                                               6%            18%
Net assets at end of period (000 omitted)                                                   $11,465        $10,717



                                                                                        Year Ended March 31,
                                                                                  ---------------------------------
                                                                                       1997        1996        1995
                                                                                  ---------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                                $ 9.36      $ 9.16      $ 9.19
                                                                                     -------     ------      ------
Income from investment operations# -
 Net investment income[sec]                                                          $ 0.40      $ 0.44      $ 0.45
 Net realized and unrealized gain on investments                                       0.00        0.20        0.00
                                                                                     ------      ------      ------
  Total from investment operations                                                   $ 0.40      $ 0.64      $ 0.45
                                                                                     ------      ------      ------
Less distributions declared to shareholders -
 From net investment income++                                                        $(0.40)     $(0.44)     $(0.45)
 From net realized gain on investments++++                                            --          --          (0.00)
 In excess of net realized gain on investments                                        --          --          (0.03)
                                                                                     ------      ------      ------
  Total distributions declared to shareholders                                       $(0.40)     $(0.44)     $(0.48)
                                                                                     ------      ------      ------
Net asset value - end of period                                                      $ 9.36      $ 9.36      $ 9.16
                                                                                     ------     -------      ------
Total return                                                                          4.33%       7.11%       5.14%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                                           1.72%       1.28%       1.23%
 Net investment income                                                                4.29%       4.67%       4.97%
Portfolio turnover                                                                      17%         31%         47%
Net assets at end of period (000 omitted)                                           $11,014     $11,475     $ 9,429


    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++For the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were less than $0.01.
 ++++For the year ended March 31, 1995, the per share distribution from net realized gain on investments was less than $0.01.
[sec]Subject to reimbursment by the Fund, the investment adviser agreed to maintain the expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.40% of average daily net assets for certain of the periods indicated. The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

     Net investment income                                     $ 0.40      $ 0.40       --         $ 0.40     $ 0.38
     Ratios (to average net assets):
       Expenses##                                               1.63%       1.63%       --          1.71%      2.01%
       Net investment income                                    4.04%       4.19%       --          4.24%      4.19%

See notes to financial statements

-------------------------------------------------------------------------------------------------------------------------------
                                  New York Fund
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended March 31,
                                                                   ------------------------------------------------------------
                                                                       1999         1998         1997         1996         1995
                                                                   ------------------------------------------------------------
                                                                    Class A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.26     $  10.60     $  10.66     $  10.49     $  10.50
                                                                   --------     --------     --------     --------     --------
Income from investment operations# -
 Net investment income[sec]                                        $   0.56     $   0.57     $   0.55     $   0.55     $   0.56
 Net realized and unrealized gain (loss) on investments                0.01         0.64        (0.06)        0.17         0.05
                                                                   --------     --------     --------     --------     --------
  Total from investment operations                                 $   0.57     $   1.21     $   0.49     $   0.72     $   0.61
                                                                   -------      --------     --------     --------     --------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.56)    $  (0.55)    $  (0.55)    $  (0.55)    $  (0.56)
 In excess of net investment income++++                               (0.00)       --          --            (0.00)       (0.01)
 In excess of net realized gain on investments                        --           --          --           --            (0.05)
                                                                   --------     --------     --------     --------     --------
  Total distributions declared to shareholders                     $  (0.56)    $  (0.55)    $  (0.55)    $  (0.55)    $  (0.62)
                                                                   --------     --------     --------     --------     --------
Net asset value - end of period                                    $  11.27     $  11.26     $  10.60     $  10.66     $  10.49
                                                                   --------     --------     --------     --------     --------
Total return++                                                        5.14%       11.59%        4.68%        6.98%        6.03%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           0.93%        1.03%        1.11%        1.10%        1.07%
 Net investment income                                                4.93%        5.14%        5.18%        5.09%        5.43%
Portfolio turnover                                                      26%          41%          64%         102%         147%
Net assets at end of period (000 omitted)                          $116,767     $119,376     $121,588     $134,449     $146,597

    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower. ++++For the years ended March 31, 1999 and 1996, the per share distributions in excess of net investment income were less than $0.01.
[sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                            $ 0.55       $ 0.56       --           $ 0.54       $ 0.55
    Ratios (to average net assets):
     Expenses##                                                       1.05%        1.10%       --            1.20%        1.18%
     Net investment income                                            4.81%        5.07%       --            4.99%        5.31%

See notes to financial statements

-------------------------------------------------------------------------------------------------------------------
                                  New York Fund
-------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended March 31,
                                                                    --------------------------------------------------------
                                                                       1999         1998       1997         1996        1995
                                                                    --------------------------------------------------------
                                                                    Class B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 11.26      $ 10.59    $ 10.66      $ 10.49     $ 10.50
                                                                    -------      -------    -------      -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.47      $  0.49    $  0.47      $  0.47     $  0.47
 Net realized and unrealized gain (loss) on investments                0.01         0.64      (0.07)        0.17        0.05
                                                                    -------      -------    -------      -------     -------
  Total from investment operations                                  $  0.48      $  1.13    $  0.40      $  0.64     $  0.52
                                                                    -------      -------    -------      -------     -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.47)     $ (0.46)   $ (0.47)     $ (0.47)    $ (0.47)
 In excess of net investment income++                                ( 0.00)      --         --            (0.00)      (0.01)
 In excess of net realized gain on investments                        --          --         --           --           (0.05)
                                                                    -------      -------    --------     -------     -------
  Total distributions declared to shareholders                      $ (0.47)     $ (0.46)   $ (0.47)     $ (0.47)    $ (0.53)
                                                                    -------      -------    -------      -------     -------
Net asset value - end of period                                     $ 11.27      $ 11.26    $ 10.59      $ 10.66     $ 10.49
                                                                    -------      -------    -------      -------     -------
Total return                                                          4.46%       10.78%      3.77%        6.10%       5.17%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.68%        1.78%      1.92%        1.92%       1.89%
 Net investment income                                                4.18%        4.39%      4.37%        4.27%       4.58%
Portfolio turnover                                                      26%          41%        64%         102%        147%
Net assets at end of period (000 omitted)                           $30,408      $26,618    $26,724      $28,068     $11,885

    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++For the years ended March 31, 1999 and 1996, the per share distributions in excess of net investment income were less than $0.01.
[sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income                                           $ 0.46       $ 0.48     --          --           $ 0.47
     Ratios (to average net assets):
       Expenses##                                                     1.80%        1.85%     --          --            1.91%
       Net investment income                                          4.06%        4.32%     --          --            4.57%

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                                  North Carolina Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended March 31,
                                                                   ---------------------------------------------------------
                                                                       1999         1998       1997         1996        1995
                                                                   ---------------------------------------------------------
                                                                    Class A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  12.15     $  11.56   $  11.57     $  11.42    $  11.48
                                                                   --------     --------   --------     --------    --------
Income from investment operations# -
 Net investment income[sec]                                        $   0.59     $   0.59   $   0.59     $   0.59    $   0.61
 Net realized and unrealized gain (loss) on investments               (0.02)        0.59      (0.01)        0.15        0.03
                                                                   --------     --------   --------     --------    --------
  Total from investment operations                                 $   0.57     $   1.18   $   0.58     $   0.74    $   0.64
                                                                   --------     --------   --------     --------    --------
Less distributions declared to shareholders -
 From net investment income++++                                    $  (0.58)    $  (0.59)  $  (0.59)    $  (0.59)   $  (0.60)
 From net realized gain on investments                               --           --         --           --           (0.06)
 In excess of net realized gain on investments                       --           --         --           --           (0.04)
                                                                   --------     --------   --------     --------    --------
  Total distributions declared to shareholders                     $  (0.58)    $  (0.59)  $  (0.59)    $  (0.59)   $  (0.70)
                                                                   --------     --------   --------     --------    --------
Net asset value - end of period                                    $  12.14     $  12.15   $  11.56     $  11.57    $  11.42
                                                                   --------     --------   --------     --------    --------
Total return++                                                        4.76%       10.36%      5.09%        6.56%       5.86%
Ratios (to average net assets)/Supplemental data[sec]
 Expenses##                                                           0.98%        1.03%      1.08%        1.17%       1.16%
 Net investment income                                                4.76%        4.92%      5.05%        5.04%       5.38%
Portfolio turnover                                                      30%          24%        33%          30%         58%
Net assets at end of period (000 omitted)                          $364,576     $380,595   $377,112     $409,347    $429,131

    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++Total returns for Class A shares do not include the applicable sales charge.
     If the charge had been included, the results would have been lower.
 ++++For the years ended March 31, 1997 and 1996, the per share distributions in excess of net investment income were less than $0.01.
[sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                           $  0.57      $  0.58     $ 0.58       --            --
    Ratios (to average net assets):
     Expenses##                                                       1.10%        1.13%      1.15%       --            --
     Net investment income                                            4.64%        4.82%      4.98%       --            --

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                                  North Carolina Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended March 31,
                                                                   ---------------------------------------------------------
                                                                       1999         1998       1997         1996        1995
                                                                   ---------------------------------------------------------
                                                                    Class B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 12.15      $ 11.55    $ 11.56      $ 11.42     $ 11.47
                                                                    -------      -------    -------      -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.50      $  0.51    $  0.50      $  0.50     $  0.52
 Net realized and unrealized gain (loss) on investments               (0.02)        0.60       0.00         0.14        0.05
                                                                    -------      -------    -------      -------     -------
  Total from investment operations                                  $  0.48      $  1.11    $  0.50      $  0.64     $  0.57
                                                                    -------      -------    -------      -------     -------
Less distributions declared to shareholders -
 From net investment income++                                       $ (0.50)     $ (0.51)   $ (0.51)     $ (0.50)    $ (0.52)
 From net realized gain on investments                               --           --         --           --           (0.06)
 In excess of net realized gain on investments                       --           --         --           --           (0.04)
                                                                    -------      -------    -------      -------     -------
  Total distributions declared to shareholders                      $ (0.50)     $ (0.51)   $ (0.51)     $ (0.50)    $ (0.62)
                                                                    -------      -------    -------      -------     -------
Net asset value - end of period                                     $ 12.13      $ 12.15    $ 11.55      $ 11.56     $ 11.42
                                                                    -------      -------    -------      -------     -------
Total return                                                          4.00%        9.75%      4.36%        5.70%       5.20%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.63%        1.68%      1.78%        1.90%       1.88%
 Net investment income                                                4.11%        4.27%      4.36%        4.30%       4.64%
Portfolio turnover                                                      30%          24%        33%          30%         58%
Net assets at end of period (000 omitted)                           $52,033      $44,238    $39,035      $33,847     $26,260

    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++For the years ended March 31, 1997, and 1996, the per share distributions in excess of net investment income were less than $0.01.
[sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                           $  0.49      $  0.50    $  0.49       --            --
    Ratios (to average net assets):
     Expenses##                                                       1.75%        1.78%      1.85%       --            --
     Net investment income                                            3.99%        4.17%      4.29%       --            --

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                                  North Carolina Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended March 31,
                                                                   ---------------------------------------------------------
                                                                       1999         1998       1997         1996        1995
                                                                   ---------------------------------------------------------
                                                                    Class C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 12.15      $ 11.55    $ 11.56      $ 11.41     $ 11.47
                                                                    -------      -------    -------      -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.50      $  0.51    $  0.52      $  0.51     $  0.53
 Net realized and unrealized gain (loss) on investments               (0.02)        0.60      (0.02)        0.15        0.04
                                                                    -------      -------    -------      -------     -------
  Total from investment operations                                  $  0.48      $  1.11    $  0.50      $  0.66     $  0.57
                                                                    -------      -------    -------      -------     -------
Less distributions declared to shareholders -
 From net investment income++                                       $ (0.50)     $ (0.51)   $ (0.51)     $ (0.51)    $ (0.53)
 From net realized gain on investments                               --           --         --           --           (0.06)
 In excess of net realized gain on investments                       --           --         --           --           (0.04)
                                                                    -------      -------    -------      -------    --------
  Total distributions declared to shareholders                      $ (0.50)     $ (0.51)   $ (0.51)     $ (0.51)    $ (0.63)
                                                                    -------      -------    --------     -------    --------
Net asset value - end of period                                     $ 12.13      $ 12.15    $ 11.55      $ 11.56     $ 11.41
                                                                    -------      -------    --------     -------    --------
Total return                                                          4.00%        9.75%      4.41%        5.87%       5.18%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.63%        1.68%      1.73%        1.83%       1.81%
 Net investment income                                                4.11%        4.27%      4.40%        4.38%       4.71%
Portfolio turnover                                                      30%          24%        33%          30%         58%
Net assets at end of period (000 omitted)                           $14,084      $ 8,143    $ 7,789      $ 9,352     $ 8,149

    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++For the years ended March 31, 1997, and 1996, the per share distributions in excess of net investment income were less than $0.01.
[sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                           $  0.49      $  0.50    $  0.51       --            --
    Ratios (to average net assets):
     Expenses##                                                       1.75%        1.78%      1.80%       --            --
     Net investment income                                            3.99%        4.17%      4.33%       --            --

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                                  Pennsylvania Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended March 31,
                                                                   ---------------------------------------------------------
                                                                       1999         1998       1997         1996        1995
                                                                   ---------------------------------------------------------
                                                                    Class A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  9.82      $  9.26    $  9.37      $  9.29     $  9.15
                                                                    -------      -------    -------      -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.48      $  0.50    $  0.53      $  0.54     $  0.54
 Net realized and unrealized gain (loss) on investments                0.08         0.56      (0.10)        0.09        0.18
                                                                    -------      -------    -------      -------     -------
  Total from investment operations                                  $  0.56      $  1.06    $  0.43      $  0.63     $  0.72
                                                                    -------      -------    -------      -------     -------
Less distributions declared to shareholders -
 From net investment income++++                                     $ (0.48)     $ (0.50)   $ (0.54)     $(0.55)     $ (0.54)
 From net realized gain on investments                               --           --         --           --           (0.01)
 In excess of net realized gain on investments                       --           --         --           --           (0.03)
                                                                    -------      -------    -------      -------     -------
  Total distributions declared to shareholders                      $ (0.48)     $ (0.50)   $ (0.54)     $ (0.55)    $ (0.58)
                                                                    -------      -------    -------      -------     -------
Net asset value - end of period                                     $  9.90      $  9.82    $  9.26      $  9.37     $  9.29
                                                                    -------      -------    -------      -------     -------
Total return++                                                        5.85%       11.65%      4.67%        6.85%       8.14%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           0.45%        0.40%      0.10%        0.10%       0.01%
 Net investment income                                                4.85%        5.15%      5.66%        5.76%       5.97%
Portfolio turnover                                                       8%          31%        42%          40%         49%
Net assets at end of period (000 omitted)                           $21,695      $18,918    $16,933      $18,030     $16,411

    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Funds's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower. ++++For the year ended March 31, 1997, the per share distribution in excess of net investment income was less than $0.01.
[sec]Subject to reimbursement by the Fund, the investment adviser agreed to maintain expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.00% of average daily net assets. The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

    Net investment income                                           $  0.43      $  0.44    $  0.45      $  0.45     $  0.43
    Ratios (to average net assets):
     Expenses##                                                       0.93%        0.99%      0.95%        1.00%       1.18%
     Net investment income                                            4.37%        4.56%      4.81%        4.86%       4.80%

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                                  Pennsylvania Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended March 31,
                                                                    --------------------------------------------------------
                                                                       1999         1998       1997         1996        1995
                                                                    --------------------------------------------------------
                                                                    Class B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $  9.84      $  9.28    $  9.39      $  9.29     $  9.15
                                                                    -------      -------    -------      -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.41      $  0.42    $  0.46      $  0.50     $  0.45
 Net realized and unrealized gain (loss) on investments                0.08         0.56      (0.11)        0.07        0.18
                                                                    -------      -------    -------      -------     -------
  Total from investment operations                                  $  0.49      $  0.98    $  0.35       $ 0.57     $  0.63
                                                                    -------      -------    -------      -------     -------
Less distributions declared to shareholders -
 From net investment income++                                       $ (0.41)     $ (0.42)   $ (0.46)     $ (0.47)    $ (0.45)
 From net realized gain on investments                               --           --          --          --           (0.01)
 In excess of net realized gain on investments                       --           --          --          --           (0.03)
                                                                    -------      -------    -------      -------     -------
  Total distributions declared to shareholders                      $ (0.41)     $ (0.42)   $ (0.46)     $ (0.47)    $ (0.49)
                                                                    -------      -------    -------      -------     -------
Net asset value - end of period                                     $  9.92      $  9.84     $ 9.28      $  9.39     $  9.29
                                                                    -------      -------    -------      -------     -------
Total return                                                          5.02%       10.76%      3.83%        6.23%       7.07%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.23%        1.19%      0.90%        0.88%       1.01%
 Net investment income                                                4.07%        4.36%      4.86%        4.98%       4.96%
Portfolio turnover                                                       8%          31%        42%          40%         49%
Net assets at end of period (000 omitted)                           $23,983      $20,551    $24,898      $24,170     $ 7,699

    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++For the year ended March 31, 1997, the per share distribution in excess of net investment income was less than $0.01.
[sec]Subject to reimbursement by the Fund, the investment adviser agreed to maintain expenses of the Fund, exclusive of management and distribution and service fees, at not more than 0.00% of average daily net assets. The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. To the extent actual expenses were over/under this limitation and the waiver had not been in place, the net investment income per share and the ratios would have been:

    Net investment income                                           $  0.33      $  0.36     $ 0.38      $  0.41     $  0.34
    Ratios (to average net assets):
     Expenses ##                                                      1.71%        1.78%      1.75%        1.85%       2.26%
     Net investment income                                            3.59%        3.77%      4.01%        4.01%       3.72%

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                                  South Carolina Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended March 31,
                                                                   ---------------------------------------------------------
                                                                       1999         1998        1997        1996        1995
                                                                   ---------------------------------------------------------
                                                                    Class A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  12.52     $  11.88    $  11.97    $  11.86    $  11.79
                                                                   --------     --------    --------    --------    --------
Income from investment operations# -
 Net investment income[sec]                                        $   0.57     $   0.60    $   0.62    $   0.62    $   0.63
 Net realized and unrealized gain (loss) on investments               (0.04)        0.64       (0.10)       0.11        0.15
                                                                   --------     --------    --------    --------    --------
  Total from investment operations                                 $   0.53     $   1.24    $   0.52    $   0.73    $   0.78
                                                                   ---------    --------    --------    --------    --------
Less distributions declared to shareholders -
 From net investment income++++                                    $  (0.57)    $  (0.60)   $  (0.61)   $  (0.62)   $  (0.62)
 From net realized gain on investments                               --           --          --          --           (0.06)
 In excess of net realized gain on investments                       --           --          --          --           (0.03)
                                                                   --------     --------    --------    --------    --------
  Total distributions declared to shareholders                     $  (0.57)    $  (0.60)   $  (0.61)   $  (0.62)   $  (0.71)
                                                                   --------     --------    --------    --------    --------
Net asset value - end of period                                    $ 12.48      $  12.52    $  11.88    $  11.97    $  11.86
                                                                   --------     --------    --------    --------    --------
Total return++                                                        4.33%       10.62%       4.46%       6.20%       6.93%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.02%        1.06%       1.10%       1.20%       1.19%
 Net investment income                                                4.55%        4.86%       5.17%       5.10%       5.37%
Portfolio turnover                                                      25%          29%         13%         18%         30%
Net assets at end of period (000 omitted)                          $145,787     $148,820    $148,908    $166,801    $171,045

    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower. ++++For the years ended March 31, 1999, 1998 and 1996, the per share distributions in excess of net investment income were less than $0.01. [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                          $   0.56     $   0.59   $   0.16       --            --
    Ratios (to average net assets):
     Expenses##                                                       1.14%        1.16%      1.16%       --            --
     Net investment income                                            4.43%        4.76%      5.11%       --            --

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                                  South Carolina Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended March 31,
                                                                   ---------------------------------------------------------
                                                                       1999         1998        1997        1996        1995
                                                                   ---------------------------------------------------------
                                                                    Class B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 12.52      $ 11.88     $ 11.97     $ 11.86     $ 11.78
                                                                    -------      -------     -------     -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.48      $  0.52     $  0.54     $  0.52     $  0.54
 Net realized and unrealized gain (loss) on investments               (0.04)       0.64        (0.10)       0.12        0.17
                                                                    -------      -------     -------     -------     -------
  Total from investment operations                                  $  0.44      $  1.16     $  0.44     $  0.64     $  0.71
                                                                    -------      -------     -------     -------     -------
Less distributions declared to shareholders -
 From net investment income++                                       $ (0.49)     $ (0.52)    $ (0.53)    $ (0.53)    $ (0.54)
 From net realized gain on investments                               --           --          --          --           (0.06)
 In excess of net realized gain on investments                       --           --          --          --           (0.03)
                                                                    -------      -------     -------     -------     -------
  Total distributions declared to shareholders                      $ (0.49)     $ (0.52)    $ (0.53)    $ (0.53)    $ (0.63)
                                                                    -------      -------     -------     -------     -------
Net asset value - end of period                                     $ 12.47      $ 12.52     $ 11.88     $ 11.97     $ 11.86
                                                                    -------      -------     -------     -------     -------
Total return                                                          3.57%        9.91%       3.73%       5.43%       6.26%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.67%        1.71%       1.79%       1.92%       1.90%
 Net investment income                                                3.90%        4.21%       4.48%       4.35%       4.63%
Portfolio turnover                                                      25%          29%         13%         18%         30%
Net assets at end of period (000 omitted)                           $36,226      $28,086     $21,871     $18,420     $12,964

    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++For the years ended March 31, 1999, 1998, 1996, and 1995, the per share distributions in excess of net investment income were less than $0.01. [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                           $  0.47      $  0.51     $  0.53      --            --
    Ratios (to average net assets):
     Expenses##                                                       1.79%        1.81%       1.85%      --            --
     Net investment income                                            3.78%        4.11%       4.42%      --            --

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                                  Tennessee Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended March 31,
                                                                   ---------------------------------------------------------
                                                                       1999         1998        1997        1996        1995
                                                                   ---------------------------------------------------------
                                                                    Class A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  10.91     $  10.32    $  10.40    $  10.27    $  10.26
                                                                   --------     --------    --------    --------    --------
Income from investment operations# -
 Net investment income[sec]                                        $   0.53     $   0.53    $   0.55    $   0.54    $   0.56
 Net realized and unrealized gain (loss) on investments               (0.02)        0.60       (0.09)       0.13        0.02
                                                                   --------     --------    --------    --------    --------
  Total from investment operations                                 $   0.51     $   1.13    $   0.46    $   0.67    $   0.58
                                                                   --------     --------    --------    --------    --------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.52)    $  (0.53)   $  (0.54)   $  (0.54)   $  (0.56)
 From net realized gain on investments++++                            (0.03)      --          --          --           (0.00)
 In excess of net investment income++++++                            --            (0.01)     --           (0.00)       --
 In excess of net realized gain on investments                       --           --          --          --           (0.01)
                                                                   --------     --------    --------    --------    --------
  Total distributions declared to shareholders                     $  (0.55)    $  (0.54)   $  (0.54)   $  (0.54)   $  (0.57)
                                                                   --------     --------    --------    --------    --------
Net asset value - end of period                                    $  10.87     $  10.91    $  10.32    $  10.40    $  10.27
                                                                   --------     --------    --------    --------    --------
Total return++                                                        4.80%       11.11%       4.48%       6.66%       5.86%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.02%        1.07%       1.10%       1.21%       1.22%
 Net investment income                                                4.79%        4.97%       5.26%       5.18%       5.52%
Portfolio turnover                                                      16%          26%         20%         20%         27%
Net assets at end of period (000 omitted)                          $117,296     $108,871    $108,000    $109,811    $117,572

     #Per share data are based on average shares outstanding.
    ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
    ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
  ++++For the year ended March 31, 1995, the per share distribution from net realized gain on investments was less than $0.01.
++++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was less than $0.01.
 [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                          $   0.51     $   0.52    $   0.54      --            --
    Ratios (to average net assets):
     Expenses##                                                       1.14%        1.17%       1.16%      --            --
     Net investment income                                            4.67%        4.87%       5.20%      --            --

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                                  Tennessee Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended March 31,
                                                                   ---------------------------------------------------------
                                                                       1999         1998        1997        1996        1995
                                                                   ---------------------------------------------------------
                                                                    Class B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 10.91     $  10.31     $ 10.39     $ 10.26     $ 10.26
                                                                    -------     --------     -------     -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.45     $   0.46     $  0.47     $  0.46     $  0.48
 Net realized and unrealized gain (loss) on investments               (0.02)        0.61       (0.09)       0.14        0.01
                                                                    -------     --------     -------     -------     -------
  Total from investment operations                                  $  0.43     $   1.07     $  0.38     $  0.60     $  0.49
                                                                    -------     --------     -------     -------     -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.45)    $  (0.46)    $ (0.46)    $ (0.47)    $ (0.48)
 From net realized gain on investments++                              (0.03)      --          --          --           (0.00)
 In excess of net investment income++++                              --            (0.01)     --           (0.00)       --
 In excess of net realized gain on investments                       --           --          --          --           (0.01)
                                                                    -------     --------     -------     -------     -------
  Total distributions declared to shareholders                      $ (0.48)    $  (0.47)    $ (0.46)    $ (0.47)    $ (0.49)
                                                                    -------     --------     -------     -------     -------
Net asset value - end of period                                     $ 10.86     $  10.91     $ 10.31     $ 10.39     $ 10.26
                                                                    -------     --------     -------     -------     -------
Total return                                                          4.04%       10.51%       3.76%       5.89%       5.00%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.67%        1.72%       1.79%       1.93%       1.94%
 Net investment income                                                4.14%        4.32%       4.57%       4.43%       4.80%
Portfolio turnover                                                      16%          26%         20%         20%         27%
Net assets at end of period (000 omitted)                           $22,765     $ 18,198     $14,436     $12,935     $10,006

    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++For the year ended March 31, 1995, the per share distribution from net realized gain on investments was less than $0.01.
 ++++For the year ended March 31, 1996, the per share distribution in excess of net investment income was less than $0.01.
[sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

     Net investment income                                          $  0.44     $   0.45     $  0.46      --            --
     Ratios (to average net assets):
       Expenses##                                                     1.79%        1.82%       1.85%      --            --
       Net investment income                                          4.02%        4.22%       4.51%      --            --

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                                  Virginia Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended March 31,
                                                                   ---------------------------------------------------------
                                                                       1999         1998        1997        1996        1995
                                                                   ---------------------------------------------------------
                                                                    Class A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.61     $  11.06    $  11.21    $  11.09    $  11.15
                                                                   --------     --------    --------    --------    --------
Income from investment operations# -
 Net investment income[sec]                                        $   0.55     $   0.57    $   0.59    $   0.59    $   0.56
 Net realized and unrealized gain (loss) on investments               (0.01)        0.55       (0.15)       0.13        0.04
                                                                   --------     --------    --------    --------    --------
  Total from investment operations                                 $   0.54     $   1.12    $   0.44    $   0.72    $   0.60
                                                                   --------     --------    --------    --------    --------
Less distributions declared to shareholders -
 From net investment income++++                                    $  (0.55)    $  (0.57)   $  (0.59)   $  (0.60)   $  (0.61)
 From net realized gain on investments                               --           --          --          --           (0.04)
 In excess of net realized gain on investments                       --           --          --          --           (0.01)
                                                                   --------     --------    --------    --------    --------
  Total distributions declared to shareholders                     $  (0.55)    $  (0.57)   $  (0.59)   $  (0.60)   $  (0.66)
                                                                   --------     --------    --------    --------    --------
Net asset value - end of period                                    $  11.60     $  11.61    $  11.06    $  11.21    $  11.09
                                                                   --------     --------    --------    --------    --------
Total return++                                                        4.71%       10.32%       3.97%       6.52%       5.67%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           0.99%        1.03%       1.08%       1.18%       1.16%
 Net investment income                                                4.73%        4.97%       5.27%       5.20%       4.91%
Portfolio turnover                                                      24%          39%         42%         42%         27%
Net assets at end of period (000 omitted)                          $365,880     $373,024    $379,185    $418,408    $430,688

    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower. ++++For the years ended March 31, 1998, 1996, and 1995, the per share distributions in excess of net investment income were less than $0.01. [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                          $   0.54     $   0.56    $   0.58      --            --
    Ratios (to average net assets):
     Expenses##                                                       1.11%        1.13%       1.14%      --            --
     Net investment income                                            4.61%        4.87%       5.21%      --            --

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                                  Virginia Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended March 31,
                                                                    --------------------------------------------------------
                                                                       1999         1998        1997        1996        1995
                                                                    --------------------------------------------------------
                                                                    Class B
----------------------------------------------------------------------------------------------------------------------------
Net asset value - beginning of period                               $ 11.61      $ 11.06     $ 11.21     $ 11.08     $ 11.14
                                                                    -------      -------     -------     -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.47      $  0.49     $  0.51     $  0.51     $  0.53
 Net realized and unrealized gain (loss) on investments               (0.01)        0.56       (0.15)       0.13       (0.01)
                                                                    -------      -------     -------     -------     -------
  Total from investment operations                                  $  0.46      $  1.05     $  0.36     $  0.64     $  0.52
                                                                    -------      -------     -------     -------     -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.47)     $ (0.49)    $ (0.51)    $ (0.51)    $ (0.53)
 From net realized gain on investments                               --           --          --          --           (0.04)
 In excess of net investment income++                                --            (0.01)     --           (0.00)      (0.00)
 In excess of net realized gain on investments                       --           --          --          --           (0.01)
                                                                    -------      -------     -------     -------     -------
  Total distributions declared to shareholders                      $ (0.47)     $ (0.50)    $ (0.51)    $ (0.51)    $ (0.58)
                                                                    -------      -------     -------     -------     -------
Net asset value - end of period                                     $ 11.60      $ 11.61     $ 11.06     $ 11.21     $ 11.08
                                                                    -------      -------     -------     -------     -------
Total return                                                          4.04%        9.61%       3.24%       5.85%       4.91%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.64%        1.68%       1.78%       1.90%       1.88%
 Net investment income                                                4.08%        4.32%       4.57%       4.46%       4.84%
Portfolio turnover                                                      24%          39%         42%         42%         27%
Net assets at end of period (000 omitted)                           $35,644      $32,902     $30,567     $28,420     $22,007

    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++For the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were less than $0.01.
[sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                           $  0.46      $  0.48     $  0.50      --            --
    Ratios (to average net assets):
     Expenses##                                                       1.76%        1.78%       1.84%      --            --
     Net investment income                                            3.96%        4.22%       4.51%      --            --

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                                  Virginia Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended March 31,
                                                                   ---------------------------------------------------------
                                                                       1999         1998        1997        1996        1995
                                                                   ---------------------------------------------------------
                                                                    Class C
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 11.61      $ 11.06     $ 11.21     $ 11.07     $ 11.14
                                                                    -------      -------     -------     -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.47      $  0.49     $  0.52     $  0.51     $  0.56
 Net realized and unrealized gain (loss) on investments               (0.01)        0.56       (0.16)       0.15       (0.04)
                                                                    -------      -------     -------     -------     -------
  Total from investment operations                                  $  0.46      $  1.05     $  0.36     $  0.66     $  0.52
                                                                    -------      -------     -------     -------     -------
Less distributions declared to shareholders -
 From net investment income                                         $ (0.47)     $ (0.49)    $ (0.51)    $ (0.52)    $ (0.54)
 From net realized gain on investment income                         --          --          --          --            (0.04)
 In excess of net investment income++                                --            (0.01)    --            (0.00)      (0.00)
 In excess of net realized gain on investments                       --          --          --          --            (0.01)
                                                                    -------      -------     -------     -------    --------
  Total distributions declared to shareholders                      $ (0.47)     $ (0.50)    $ (0.51)    $ (0.52)    $ (0.59)
                                                                    -------      -------     -------     -------    --------
Net asset value - end of period                                       11.60      $ 11.61     $ 11.06     $ 11.21     $ 11.07
                                                                    -------      -------     -------     -------    --------
Total return                                                          4.04%        9.61%       3.30%       6.02%       4.85%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.64%        1.68%       1.72%       1.83%       1.80%
 Net investment income                                                4.08%        4.32%       4.63%       4.53%       4.90%
Portfolio turnover                                                      24%          39%         42%         42%         27%
Net assets at end of period (000 omitted)                           $ 6,523      $ 3,082     $ 3,182     $ 3,366     $ 2,300

    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++For the years ended March 31, 1996, and 1995, the per share distributions in excess of net investment income were less than $0.01.
[sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                           $  0.46      $  0.48     $  0.51      --            --
    Ratios (to average net assets):
     Expenses##                                                       1.76%        1.78%       1.78%      --            --
     Net investment income                                            3.96%        4.22%       4.57%      --            --

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                             West Virginia Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended March 31,
                                                                   ---------------------------------------------------------
                                                                       1999         1998        1997        1996        1995
                                                                   ---------------------------------------------------------
                                                                    Class A
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                              $  11.77     $  11.31    $  11.33    $  11.21    $  11.19
                                                                   --------     --------    --------    --------    --------
Income from investment operations# -
 Net investment income[sec]                                        $   0.56     $   0.58    $   0.60    $   0.61    $   0.62
 Net realized and unrealized gain (loss) on investments               (0.01)        0.47       (0.02)       0.12        0.03
                                                                   --------     --------    --------    --------    --------
  Total from investment operations                                 $   0.55     $   1.05    $   0.58    $   0.73    $   0.65
                                                                   --------     --------    --------    --------    --------
Less distributions declared to shareholders -
 From net investment income                                        $  (0.57)    $  (0.58)   $  (0.60)   $  (0.61)   $  (0.62)
 In excess of net investment income++++                               (0.00)      ( 0.01)     --           (0.00)       --
 In excess of net realized gain on investments                       --           --          --          --           (0.01)
                                                                   --------     --------    --------    --------    --------
  Total distributions declared to shareholders                     $  (0.57)    $  (0.59)   $  (0.60)   $  (0.61)   $  (0.63)
                                                                   --------     --------    --------    --------    --------
Net asset value - end of period                                    $  11.75     $  11.77    $  11.31    $  11.33    $  11.21
                                                                   --------     --------    --------    --------    --------
Total return++                                                        4.73%        9.42%       5.20%       6.58%       6.07%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                           1.02%        1.10%       1.17%       1.22%       1.19%
 Net investment income                                                4.78%        4.98%       5.28%       5.30%       5.62%
Portfolio turnover                                                      13%          17%         21%         11%         23%
Net assets at end of period (000 omitted)                          $133,456     $130,002    $126,107    $134,514    $127,616

    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower. ++++For the years ended March 31, 1999, and 1996, the per share distributions in excess of net investment income were less than $0.01.
[sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                          $   0.55     $   0.57      --          --            --
    Ratios (to average net assets):
     Expenses##                                                       1.14%        1.17%      --          --            --
     Net investment income                                            4.66%        4.91%      --          --            --

See notes to financial statements

----------------------------------------------------------------------------------------------------------------------------
                            West Virginia Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                                       Year Ended March 31,
                                                                   ---------------------------------------------------------
                                                                       1999         1998        1997        1996        1995
                                                                   ---------------------------------------------------------
                                                                    Class B
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                               $ 11.77      $ 11.31     $ 11.33     $ 11.21     $ 11.19
                                                                    -------      -------     -------     -------     -------
Income from investment operations# -
 Net investment income[sec]                                         $  0.49      $  0.51     $  0.52     $  0.52     $  0.53
 Net realized and unrealized gain (loss) on investments               (0.03)        0.46       (0.02)      0.12         0.04
                                                                    -------      -------     -------     -------     -------
  Total from investment operations                                  $  0.46      $  0.97     $  0.50     $  0.64     $  0.57
                                                                    -------      -------     -------     -------     -------
Less distributions declared to shareholders -
 From net investment income++                                       $ (0.49)     $ (0.51)    $ (0.52)    $ (0.52)    $ (0.54)
 In excess of net realized gain on investments                         --         --          --          --           (0.01)
                                                                    -------      -------     -------     -------     -------
  Total distributions declared to shareholders                      $ (0.49)       (0.51)    $ (0.52)    $ (0.52)    $ (0.55)
                                                                    -------      -------     -------     -------     -------
Net asset value - end of period                                     $ 11.74      $ 11.77     $ 11.31     $ 11.33     $ 11.21
                                                                    -------      -------     -------     -------     -------
Total return                                                           3.97%       8.72%       4.47%       5.81%       5.30%
Ratios (to average net assets)/Supplemental data[sec]:
 Expenses##                                                            1.67%       1.75%       1.87%       1.94%       1.91%
 Net investment income                                                 4.13%       4.33%       4.57%       4.56%       4.87%
Portfolio turnover                                                       13%         17%         21%         11%         23%
Net assets at end of period (000 omitted)                           $17,166      $15,472     $13,587     $12,647     $10,046

    #Per share data are based on average shares outstanding.
   ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
   ++For the years ended March 31, 1999, 1998, 1996, and 1995, the per share distributions in excess of net investment income were less than $0.01. [sec]The investment adviser voluntarily waived a portion of its management fee for certain of the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

    Net investment income                                           $  0.48      $  0.50      --          --            --
    Ratios (to average net assets):
     Expenses##                                                       1.79%        1.82%      --          --            --
     Net investment income                                            4.01%        4.26%      --          --            --

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Municipal Series Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of 16 Funds, as follows: MFS Municipal Income Fund, MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund* (Mississippi Fund), MFS New York Municipal Bond Fund* (New York Fund), MFS North Carolina Municipal Bond Fund* (North Carolina Fund), MFS Pennsylvania Municipal Bond Fund* (Pennsylvania Fund), MFS South Carolina Municipal Bond Fund* (South Carolina Fund), MFS Tennessee Municipal Bond Fund* (Tennessee Fund), MFS Virginia Municipal Bond Fund* (Virginia Fund), and MFS West Virginia Municipal Bond Fund* (West Virginia Fund). Each Fund, except MFS Municipal Income Fund, is non-diversified.

*These Funds are included within these financial statements.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Because each Fund invests primarily in the securities of a single state and its political subdivisions, each Fund is vulnerable to the effects of changes in the legal and economic environment of the particular state.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Futures Contracts - Each Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, each Fund is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Each Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - The Trust's custody fee is calculated as a percentage of each Funds' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by each Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Each Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions paid by each Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because each Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable each Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended March 31, 1999, the following amounts were reclassified from accumulated net realized gain (loss) on investments to accumulated undistributed (distributions in excess of) net investment income due to differences between book and tax accounting for accrued market discount on disposal of securities:



 New York     North Carolina     South Carolina     Virginia    West Virginia
     Fund               Fund               Fund         Fund             Fund
--------------------------------------------------------------------------------
       $2            $50,256            $69,743     $104,252          $26,403

These changes had no effect on the net assets or net asset value per share of the Funds.

At March 31, 1999, the following Funds, for federal income tax purposes, had a capital loss carryforward which may be applied against any net taxable realized gains of each succeeding year until the earlier of their utilization or expiration.


                       Mississippi       New York   North Carolina     Pennsylvania         Virginia    West Virginia
Expiration Date               Fund           Fund             Fund             Fund             Fund             Fund
---------------------------------------------------------------------------------------------------------------------
March 31, 2003        $         --     $       --      $ (686,899)     $         --     $         --     $         --
March 31, 2004        $ (2,962,632)    $       --      $       --      $   (935,505)    $         --     $ (2,079,974)
March 31, 2005        $   (228,833)    $ (446,982)     $       --      $   (533,472)    $ (1,711,218)    $    (714,690)
                      ------------     ----------      ----------      ------------     ------------     ------------
 Total                $ (3,191,465)    $ (446,982)     $ (686,899)     $ (1,468,977)    $ (1,711,218)    $ (2,794,664)
                      ------------     ----------      ----------      ------------     ------------     ------------

Multiple Classes of Shares of Beneficial Interest - Each Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates

Investment Adviser - The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.55% of each Fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee with respect to each Fund, which is reflected as a reduction of expenses in the Statement of Operations.

The Pennsylvania Fund has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Pennsylvania Fund's operating expenses, exclusive of management, distribution and service fees. The Pennsylvania Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of its average daily net assets. To the extent that the expense reimbursement fee exceeds the Pennsylvania Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At March 31, 1999, the aggregate unreimbursed expenses owed to MFS by the Pennsylvania Fund amounted to $214,288. During the year ended March 31, 1999, MFS did not impose the reimbursement fee of $166,738.

The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation for the year ended March 31, 1999, is a net periodic pension expense for each Fund, as follows:


 Mississippi     New York     North Carolina     Pennsylvania     South Carolina     Tennessee     Virginia    West Virginia
        Fund         Fund               Fund             Fund               Fund          Fund         Fund             Fund
----------------------------------------------------------------------------------------------------------------------------
      $4,722       $5,678             $5,854           $4,972             $6,115        $6,234       $5,846           $5,846

Administrator - The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each Fund pays MFS an administrative fee at the following annual percentages of each Fund's average daily net assets:

  First $1 billion                0.0150%
  Next $1 billion                 0.0125%
  Next $1 billion                 0.0100%
  In excess of $3 billion         0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $32,149, $18,378, $93,621, $22,079, $38,746, $29,488, $100,381, and $52,864 for
the year ended March 31, 1999, as its portion of the sales charge on sales of Class A shares of the Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia, and West Virginia Funds, respectively.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $14,407, $26,486, $8,410, $11,621, $28,038, and $7,884 for the New York, North Carolina, South Carolina, Tennessee, Virginia, and West Virginia Funds, respectively, for the year ended March 31, 1999. Fees incurred under the distribution plan during the year ended March 31, 1999, were 0.00%, 0.25%, 0.35%, 0.00%, 0.35%, 0.35%, 0.35%, and 0.35%
of each Fund's average daily net assets attributable to Class A shares on an annualized basis for the Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia and West Virginia Funds, respectively. Payments of the Mississippi Fund's 0.35% per annum Class A distribution and service fee will commence on such date as the Trustees of Trust may determine. In the case of the New York and Pennsylvania Funds, payments of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Trust may determine. For the Pennsylvania Fund, payments of the 0.25% per annum Class A service fee will commence on the date that the net assets of the Fund attributable to Class A shares first equals or exceed $50 million.

Each Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5,719, $6,414, $2,550, $2,106, $3,139, and $3,233 for the New York,
North Carolina, South Carolina, Tennessee, Virginia and West Virginia Funds, respectively, for Class B shares, for the year ended March 31, 1999. MFS retained the service fee for accounts not attributable to a securities dealer, which amounted to $51 for the North Carolina Fund for Class C shares for the year ended March 31, 1999. Fees incurred under the distribution plan during the year ended March 31, 1999, were 0.78%, 1.00%, 1.00%, 0.78%, 1.00%, 1.00%, 1.00%, and 1.00% of each of the Fund's average daily net assets attributable to Class B shares for the Mississippi, New York, North Carolina, Pennsylvania, South Carolina, Tennessee, Virginia and West Virginia Funds, respectively, on an annualized basis. Fees incurred under the distribution plan during the year ended March 31, 1999, were 1.00% and 1.00% of each of the Fund's average daily net assets attributable to Class C shares for the North Carolina and Virginia Funds, respectively, on an annualized basis. Except in the case of the 0.25% per annum Class B service fee paid by the Mississippi Fund upon sale of Class B shares in the first year, payment of the Class B service fee will be suspended until such date as the Trustees of the Trust may determine. Except in the case of the 0.25% per annum Class B service fee paid by the Pennsylvania Fund upon the sale of Class B shares in the first year, payment of the Class B service fee will be suspended until on such date as the Class A service fee first becomes payable.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended March 31, 1999, for Class A, Class B, and Class C shares, were as follows:

                                                   North                         South                                   West
                   Mississippi     New York     Carolina     Pennsylvania     Carolina     Tennessee     Virginia    Virginia
CDSC Imposed              Fund         Fund         Fund             Fund         Fund          Fund         Fund        Fund
-----------------------------------------------------------------------------------------------------------------------------
Class A                $  --        $  --        $   442          $  --        $  --         $    18      $ 3,937     $     3
Class B                $15,725      $47,716      $96,529          $19,721      $43,987       $55,141      $87,226     $48,299
Class C                $  --        $  --        $ 5,784          $  --        $  --         $  --        $   177     $    --

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each Fund's average daily net assets at an effective annual rate of 0.1125%.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities and short-term obligations were as follows (000 omitted):



                                                North                         South                                   West
                Mississippi     New York     Carolina     Pennsylvania     Carolina     Tennessee     Virginia    Virginia
                       Fund         Fund         Fund             Fund         Fund          Fund         Fund        Fund
--------------------------------------------------------------------------------------------------------------------------
Purchases            $5,545      $37,852     $128,017           $8,421      $46,295       $28,536      $99,843     $21,085
Sales                 4,814       38,706      135,457            3,196       43,145        19,756       94,334      18,165

The cost and unrealized appreciation or depreciation in value of the investments owned by each Fund, as computed on a federal income tax basis, are as follows (000's omitted):


                                                                North
                               Mississippi      New York     Carolina
                                      Fund          Fund         Fund
---------------------------------------------------------------------------
Aggregate cost                     $71,060      $132,599     $393,236
                                   -------      --------     --------
Gross unrealized appreciation      $ 6,155      $ 12,579     $ 31,586
Gross unrealized depreciation          (33)         (197)        (651)
                                   -------      --------     --------
Net unrealized appreciation        $ 6,122      $ 12,382     $ 30,935
                                   -------      --------     --------


                                                   South                                  West
                              Pennsylvania      Carolina    Tennessee     Virginia    Virginia
                                      Fund          Fund         Fund         Fund        Fund
----------------------------------------------------------------------------------------------
Aggregate cost                     $43,538      $164,524     $130,747     $386,326    $136,180
                                   -------      --------     --------     --------    --------
Gross unrealized appreciation      $ 2,549      $ 13,663     $  9,368     $ 25,096    $ 12,167
Gross unrealized depreciation          (61)       (1,146)        (117)        (271)        (88)
                                   -------      --------     --------     --------    --------
Net unrealized appreciation        $ 2,488      $ 12,517     $  9,251     $ 24,825    $ 12,079
                                   -------      --------     --------     --------    --------

(5) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                                    Mississippi Fund            New York Fund           North Carolina Fund
Class A Shares                                 -------------------------- ------------------------- ---------------------------
Year Ended March 31, 1999 (000 Omitted)              Shares        Amount       Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                             523     $   5,207        1,889    $  21,362         6,127    $   74,691
Shares issued to shareholders in reinvestment
 of distributions                                       147         1,466          298        3,372           826        10,078
Shares reacquired                                      (623)       (6,193)      (2,428)     (27,459)       (8,228)     (100,378)
                                                       ----     ---------       ------    ---------        ------    ----------
 Net increase (decrease)                                 47     $     480         (241)   $  (2,725)       (1,275)   $  (15,609)
                                                       ====     =========       ======    =========        ======    ==========

Year Ended March 31, 1998 (000 Omitted)              Shares        Amount       Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                             340     $   3,311        2,457    $  27,162         3,557    $   43,014
Shares issued to shareholders in reinvestment
 of distributions                                       150         1,455          315        3,486           894        10,719
Shares reacquired                                      (930)       (9,013)      (3,645)     (40,239)       (5,766)      (69,369)
                                                      -----     ---------       ------    ---------       -------    ----------
 Net decrease                                          (440)    $  (4,247)        (873)   $  (9,591)       (1,315)   $  (15,636)
                                                      =====     =========       ======    =========       =======    ==========

Class A Shares                        Pennsylvania Fund          South Carolina Fund          Tennessee Fund
                                 -------------------------- ------------------------- ---------------------------
Year Ended March 31, 1999 (000 Omitted)              Shares        Amount       Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                             443      $  4,392          860    $  10,768         1,562     $  17,019
Shares issued to shareholders in reinvestment
 of distributions                                        62           614          280        3,515           244         2,671
Shares reacquired                                      (240)       (2,376)      (1,345)     (16,841)         (992)      (10,839)
                                                       ----      --------       ------    ---------         -----     ---------
 Net increase (decrease)                                265      $  2,630         (205)   $  (2,558)          814     $   8,851
                                                       ====      ========       ======    =========         =====     =========

Year Ended March 31, 1998 (000 Omitted)              Shares        Amount       Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                             394      $  3,820          722    $   8,866           613     $   6,529
Shares issued to shareholders in reinvestment
 of distributions                                        58           562          313        3,853           248         2,663
Shares reacquired                                      (353)       (3,408)      (1,682)     (20,677)       (1,356)      (14,510)
                                                      -----      --------      -------    ---------        ------     ---------
 Net increase (decrease)                                 99      $    974         (647)   $  (7,958)         (495)    $  (5,318)
                                                      =====      ========      =======    =========        ======     =========

                                                                                 Virginia Fund           West Virginia Fund
                                                                          ------------------------- ---------------------------
Year Ended March 31, 1999 (000 Omitted)                                         Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                      3,914    $  45,669         1,029     $  12,137
Shares issued to shareholders in reinvestment
 of distributions                                                                  742        8,649           292         3,451
Shares reacquired                                                               (5,247)     (61,190)       (1,003)      (11,832)
                                                                            ----------    ---------     ---------     ---------
 Net increase (decrease)                                                          (591)   $  (6,872)          318     $   3,756
                                                                            ==========    =========     =========     =========

Year Ended March 31, 1998 (000 Omitted)                                         Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                      3,292    $  37,717           628     $   7,306
Shares issued to shareholders in reinvestment
 of distributions                                                                  808        9,265           296         3,454
Shares reacquired                                                               (6,251)     (71,443)       (1,029)      (11,967)
                                                                            ----------    ---------     ---------     ---------
 Net decrease                                                                   (2,151)   $ (24,461)         (105)    $  (1,207)
                                                                            ==========    =========     =========     =========

Class A Shares                                       Mississippi Fund            New York Fund           North Carolina Fund
                                               -------------------------- ------------------------- ---------------------------
Year Ended March 31, 1999 (000 Omitted)              Shares        Amount       Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                             215      $  2,140          701    $   7,932         1,067     $  13,003
Shares issued to shareholders in reinvestment
 of distributions                                        17           169           57          649           103         1,259
Shares reacquired                                      (162)       (1,611)        (424)      (4,796)         (522)       (6,357)
                                                   --------      --------   ----------    ---------     ---------     ---------
 Net increase                                            70      $    698          334    $   3,785           648     $   7,905
                                                   --------      --------   ----------    ---------     ---------     ---------

Year Ended March 31, 1998 (000 Omitted)              Shares        Amount       Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                             104      $  1,002          312    $   3,451           686     $   8,214
Shares issued to shareholders in reinvestment
 of distributions                                        16           154           55          614            93         1,113
Shares reacquired                                      (213)       (2,053)        (525)      (5,756)         (516)       (6,196)
                                                   --------      --------   ----------    ---------     ---------     ---------
 Net increase (decrease)                                (93)     $   (897)        (158)   $  (1,691)          263     $   3,131
                                                   ========      ========   ==========    =========     =========     =========

                                                    Pennsylvania Fund        South Carolina Fund          Tennessee Fund
                                               -------------------------- ------------------------- ---------------------------
Year Ended March 31, 1999 (000 Omitted)              Shares        Amount       Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                             533      $  5,302          842    $  10,580           624     $   6,827
Shares issued to shareholders in reinvestment
 of distributions                                        44           436           53          671            43           470
Shares reacquired                                      (248)       (2,458)        (235)      (2,950)         (240)       (2,625)
                                                   --------      --------   ----------    ---------     ---------     ---------
 Net increase                                           329      $  3,280          660    $   8,301           427     $   4,672
                                                   --------      --------   ----------    ---------     ---------     ---------

Year Ended March 31, 1998 (000 Omitted)              Shares        Amount       Shares       Amount        Shares        Amount
-------------------------------------------------------------------------------------------------------------------------------
Shares sold                                             357      $  3,436          663    $   8,183           465     $   4,987
Shares issued to shareholders in reinvestment
 of distributions                                        47           463           48          597            34           360
Shares reacquired                                      (998)       (9,574)        (308)      (3,811)         (231)       (2,474)
                                                   --------      --------   ----------    ---------     ---------     ---------
 Net increase (decrease)                               (594)     $ (5,675)         403    $   4,969           268     $   2,873
                                                   --------      --------   ----------    ---------     ---------     ---------

Class B Shares                                                           Virginia Fund             West Virginia Fund
                                                                  ---------------------------   -------------------------
Year Ended March 31, 1999 (000 Omitted)                                  Shares         Amount        Shares        Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                 611       $  7,115           290      $  3,412
Shares issued to shareholders in reinvestment of distributions               53            616            36           426
Shares reacquired                                                          (425)        (4,951)         (179)       (2,106)
                                                                           ----       --------          ----      --------
 Net increase                                                               239       $  2,780           147      $  1,732
                                                                           ====       ========          ====      ========

Year Ended March 31, 1998 (000 Omitted)                                  Shares         Amount        Shares        Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                 410       $  4,700           216      $  2,508
Shares issued to shareholders in reinvestment of distributions               51            588            35           409
Shares reacquired                                                          (390)        (4,456)         (138)       (1,601)
                                                                          -----       --------        ------      --------
 Net increase                                                                71       $    832           113      $  1,316
                                                                          =====       ========        ======      ========

                                                                       North Carolina Fund             Virginia Fund
Class C Shares                                                     ---------------------------   -------------------------
Year Ended March 31, 1999 (000 Omitted)                                  Shares         Amount        Shares        Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                 619       $  7,481           325      $  3,779
Shares issued to shareholders in reinvestment of distributions               21            254            12           144
Shares reacquired                                                          (149)        (1,749)          (41)         (473)
                                                                        -------       --------      --------      --------
 Net increase                                                               491       $  5,986           296      $  3,450
                                                                        =======       ========      ========      ========

Year Ended March 31, 1998 (000 Omitted)                                  Shares         Amount        Shares        Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold                                                                 224       $  2,694            91      $  1,028
Shares issued to shareholders in reinvestment of distributions               17            208             9           105
Shares reacquired                                                          (245)        (2,896)         (122)       (1,391)
                                                                        -------       --------      --------      --------
 Net increase (decrease)                                                     (4)      $      6           (22)     $   (258)
                                                                        =======       ========      ========      ========

(6) Line of Credit

The Trust and other affiliated funds participate in an $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each of the Funds for the year ended March 31, 1999, ranged from $307 to $3,251.

(7) Financial Instruments

The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At March 31, 1999, there were no open future contracts.

Independent Auditors' Report

To the Trustees of MFS Municipal Trust and Shareholders of the Portfolios of MFS Municipal Series Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, and MFS West Virginia Municipal Bond Fund (portfolios of MFS Municipal Series Trust) as of March 31, 1999, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1999 and 1998, and the financial highlights for each of the years in the five-year period ended March 31, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at March 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned portfolios of MFS Municipal Series Trust at March 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 7, 1999

Federal Tax Information

In January 2000, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1999.

The Tennessee Fund has designated $402,555 as a capital gain dividend.

For federal income tax purposes, approximately 99% of the total dividends paid by each Fund from net investment income during the year ended March 31, 1999, is designated as an exempt-interest dividend.

                       MFS' Year 2000 Readiness Disclosure

MFS Investment Managementt, as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS(R) Original Research(SM) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS(R) Municipal Series Trust

Trustees

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),
MFS Investment Management

Marshall N. Cohan - Private Investor

Lawrence H. Cohn, M.D. - Chief of Cardiac
Surgery, Brigham and Women's Hospital;
Professor of Surgery, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE - Chief

Executive Officer, Edmund Gibbons Ltd.;

Chairman, Colonial Insurance Company, Ltd.

Abby M. O'Neill - Private Investor

Walter E. Robb, III - President and Treasurer,
Benchmark Advisors, Inc. (corporate financial consultants); President, Benchmark
Consulting Group, Inc. (office services)

Arnold D. Scott* - Senior Executive Vice
President, Director, and Secretary, MFS
Investment Management

Jeffrey L. Shames* - Chairman, Chief Executive
Officer, and Director, MFS Investment Management

J. Dale Sherratt - President, Insight Resources,
Inc. (acquisition planning specialists)

Ward Smith - Former Chairman (until 1994),
NACCO Industries (holding company)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Portfolio Managers
Michael L. Dawson*
John P. Kihn*

Treasurer
W. Thomas London*

Assistant Treasurers
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Custodian
State Street Bank and Trust Company

Auditors
Deloitte & Touche LLP

Investor Information
For MFS stock and bond market outlooks,
call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds, call your financial adviser or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For general information, call toll free:
1-800-225-2606 any business day from
8 a.m. to 8 p.m. Eastern time.
For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time.
(To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances, and
exchanges, call toll free: 1-800-MFS-TALK
(1-800-637-8255) anytime from a touch-tone telephone.

World Wide Web
www.mfs.com

MFS(R)  Municipal                                           -----------------
Series Trust                                                    Bulk Rate
                                                              U.S. Postage
                                                                  Paid
MFS(R) Mississippi Municipal Bond Fund                             MFS
MFS(R) New York Municipal Bond Fund                         -----------------
MFS(R) North Carolina Municipal Bond Fund
MFS(R) Pennsylvania Municipal Bond Fund
MFS(R) South Carolina Municipal Bond Fund
MFS(R) Tennessee Municipal Bond Fund
MFS(R) Virginia Municipal Bond Fund
MFS(R) West Virginia Municipal Bond Fund

         [MFS LOGO]
    INVESTMENT MANAGEMENT

We invented the mutual fund(R)

     500 Boylston Street
     Boston, MA 02116-3741


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(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741